UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	3-31

Date of reporting period:	3-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT             MARCH 31, 2012

Equity Income Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	29
Management	30
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two years as market movements have been generally upward, the funds’ relative returns have been favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	6.24%	2.38%	5.96%	10.49%	8/1/94
Russell 3000 Value Index	—	4.30%	-0.75%	4.73%	8.98%(1)	—
S&P 500 Index	—	8.54%	2.01%	4.12%	8.59%(1)	—
Institutional Class	ACIIX	6.31%	2.58%	6.17%	7.61%	7/8/98
A Class(2) No sales charge* With sales charge*	TWEAX	5.98% -0.07%	2.12% 0.92%	5.69% 5.07%	8.41% 7.98%	3/7/97
B Class No sales charge* With sales charge*	AEKBX	5.18% 1.18%	— —	— —	0.52% 0.08%	9/28/07
C Class	AEYIX	5.05%	1.36%	4.91%	5.37%	7/13/01
R Class	AEURX	5.59%	1.87%	—	6.10%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.96%	0.76%	1.21%	1.96%	1.96%	1.46%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 6.24%* for the 12 months ended March 31, 2012. By comparison, its benchmark, the Russell 3000 Value Index, returned 4.30%. The broader market, as measured by the S&P 500 Index, returned 8.54%. The average return for Morningstar’s Large Cap Value category** (its performance, like Equity Income’s, reflects operating expenses) was 3.93%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. For the reporting period, Equity Income’s higher-quality, income-producing securities performed well in both relative and absolute terms. Many of the companies owned by the portfolio have strong balance sheets and competitive positions, which allowed them to continue paying dividends and, in some cases, increase their dividend payouts. Investments in the financials, energy, and consumer staples sector enhanced relative performance. The portfolio was hampered by positions in the health care and information technology sectors.

Equity Income is carefully managed to provide solid long-term performance. Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.49%, topping the returns for Morningstar’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on pages 5–6 or in the footnotes below).

Financials Enhanced Results

In financials, which posted negative results in the Russell 3000 Value Index, Equity Income’s conservative stance was advantageous. The portfolio did not own Bank of America’s common stock, which declined nearly 28% in the benchmark. It did own the bank’s less-risky convertible preferred stock, which appreciated in value. Equity Income also had minimal exposure to some of the sector’s notable underperformers. For example, it did not hold Citigroup and was significantly underweight Goldman Sachs Group.

*	All fund returns referenced in this commentary are for Investor Class shares.
**	The average returns for the Morningstar’s Large Cap Value category were -0.24% and 4.09% for the five- and ten-year periods ended March 31, 2012, respectively, and 7.68% from September 1, 1994, the date nearest the Investor Class’s inception for which data are available through March 31, 2012. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

Elsewhere in the sector, the portfolio’s investments were concentrated in the less-volatile names in the insurance industry. Equity Income was overweight shares of Marsh & McLennan Companies. Despite a difficult pricing environment and low interest rates, the company posted attractive returns on capital.

Energy Boosted Performance

Within the energy sector, the portfolio benefited from an underweight position in energy equipment and services. Specifically, it did not have exposure to some of the riskier names in the oil services industry and among exploration and production stocks. It did not own Baker Hughes, an oilfield services company with exposure to the shale gas industry. As natural gas prices declined, Baker Hughes struggled with operational issues and was impacted by weaker pricing.

The energy sector was also the source of a top detractor, a Peabody Energy convertible security. Peabody, a high-quality coal mining company, lagged as the mild winter hurt earnings. Investors were also concerned about the impact on demand of future government regulation and slowing global economic growth. In addition, natural gas and coal prices tend to move in tandem; as natural gas prices fell during the quarter, so did the price of coal.

Consumer Staples Contributed

An overweight in consumer staples, which posted the second-strongest sector performance in the benchmark, added value as investors gravitated to more defensive stocks. A leading contributor was General Mills. The food maker has gained market share and mitigated higher commodities costs by hiking prices and improving cost efficiencies.

Health Care Hurt Results

Though an overweight in health care, the benchmark’s strongest performing sector, contributed to relative performance, Equity Income was hindered by its conservative bias. An investment in a Lincare Holdings convertible security detracted. Lincare provides in-home respiratory therapy services.

Information Technology Detracted

The portfolio’s underweight in the information technology sector was a drag on relative results. Equity Income did not own computer networking company Cisco Systems, which outperformed in the benchmark. Although the portfolio benefited in absolute terms from a position in an Intel convertible security, it was underweight the chipmaker’s common stock, which appreciated significantly during the reporting period.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of March 31, 2012, we see attractive opportunities in health care, industrials, consumer staples, and telecommunication services, reflected by our overweight positions in these sectors. We continue to be selective in our holdings of information technology, consumer discretionary, financials, and utilities companies, relying on fundamental analysis to identify strong, financially-sound businesses whose securities provide attractive yields.

8

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Wells Fargo & Co. (Convertible)	5.0%
Procter & Gamble Co. (The)	2.7%
Johnson & Johnson	2.7%
Marsh & McLennan Cos., Inc.	2.7%
Exxon Mobil Corp.	2.6%
AT&T, Inc.	2.5%
Pfizer, Inc.	2.5%
Merck & Co., Inc.	2.3%
Stanley Black & Decker, Inc. (Convertible)	2.3%
Total S.A.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.6%
Pharmaceuticals	9.0%
Commercial Banks	7.2%
Insurance	6.5%
Household Products	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	63.6%
Foreign Common Stocks*	6.5%
Convertible Bonds	15.6%
Convertible Preferred Stocks	9.7%
Exchange-Traded Funds	2.8%
Total Equity Exposure	98.2%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.1%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,173.70	$5.11	0.94%
Institutional Class	$1,000	$1,173.00	$4.02	0.74%
A Class	$1,000	$1,172.30	$6.46	1.19%
B Class	$1,000	$1,167.80	$10.51	1.94%
C Class	$1,000	$1,166.30	$10.51	1.94%
R Class	$1,000	$1,169.60	$7.81	1.44%
Hypothetical
Investor Class	$1,000	$1,020.30	$4.75	0.94%
Institutional Class	$1,000	$1,021.30	$3.74	0.74%
A Class	$1,000	$1,019.05	$6.01	1.19%
B Class	$1,000	$1,015.30	$9.77	1.94%
C Class	$1,000	$1,015.30	$9.77	1.94%
R Class	$1,000	$1,017.80	$7.26	1.44%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2012

	Shares/ Principal Amount	Value
Common Stocks — 70.1%
AEROSPACE AND DEFENSE — 0.6%
Raytheon Co.	1,196,672	$63,160,348
AIR FREIGHT AND LOGISTICS — 1.5%
United Parcel Service, Inc., Class B	1,889,895	152,552,324
AUTOMOBILES — 0.3%
Honda Motor Co., Ltd.	694,900	26,404,017
BEVERAGES — 1.2%
Dr Pepper Snapple Group, Inc.	2,989,571	120,210,650
CAPITAL MARKETS — 2.3%
Goldman Sachs Group, Inc. (The)	171,981	21,389,277
Northern Trust Corp.	3,999,383	189,770,723
T. Rowe Price Group, Inc.	190,000	12,407,000
		223,567,000
CHEMICALS — 2.7%
Air Products & Chemicals, Inc.	999,000	91,708,200
E.I. du Pont de Nemours & Co.	3,299,742	174,556,352
		266,264,552
COMMERCIAL BANKS — 2.2%
Comerica, Inc.	492,562	15,939,306
Commerce Bancshares, Inc.	1,899,062	76,949,992
PNC Financial Services Group, Inc.	1,589,836	102,528,524
SunTrust Banks, Inc.	998,177	24,125,938
		219,543,760
COMMERCIAL SERVICES AND SUPPLIES — 2.9%
Republic Services, Inc.	3,589,174	109,685,157
Waste Management, Inc.	4,998,938	174,762,873
		284,448,030
DISTRIBUTORS — 0.6%
Genuine Parts Co.	999,309	62,706,640
DIVERSIFIED FINANCIAL SERVICES — 1.9%
JPMorgan Chase & Co.	3,998,767	183,863,307
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.3%
AT&T, Inc.	7,995,646	249,704,024
CenturyLink, Inc.	4,399,755	170,050,531
		419,754,555
ELECTRIC UTILITIES — 0.4%
Portland General Electric Co.	1,542,666	38,535,797
ELECTRICAL EQUIPMENT — 1.0%
ABB Ltd.(1)	489,278	10,038,140
Emerson Electric Co.	979,400	51,105,092
Rockwell Automation, Inc.	429,489	34,230,273
		95,373,505
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.7%
Molex, Inc., Class A	2,892,258	67,823,450
FOOD AND STAPLES RETAILING — 2.0%
SYSCO Corp.	3,298,548	98,494,643
Wal-Mart Stores, Inc.	1,690,078	103,432,774
		201,927,417
FOOD PRODUCTS — 0.7%
Campbell Soup Co.	998,400	33,795,840
General Mills, Inc.	998,900	39,406,605
		73,202,445
GAS UTILITIES — 3.0%
AGL Resources, Inc.	3,999,467	156,859,096
Piedmont Natural Gas Co., Inc.	1,097,902	34,111,815
WGL Holdings, Inc.(2)	2,568,917	104,554,922
		295,525,833
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.4%
Becton, Dickinson and Co.	498,215	38,686,395
HOTELS, RESTAURANTS AND LEISURE — 0.3%
Carnival Corp.	997,900	32,012,632
HOUSEHOLD DURABLES — 0.2%
Whirlpool Corp.	298,200	22,919,652
HOUSEHOLD PRODUCTS — 5.5%
Clorox Co.	1,798,146	123,622,538
Kimberly-Clark Corp.	1,999,214	147,721,922
Procter & Gamble Co. (The)	3,998,590	268,745,234
		540,089,694
INDUSTRIAL CONGLOMERATES — 3.3%
General Electric Co.	2,998,200	60,173,874
Koninklijke Philips Electronics NV	1,597,635	32,387,632
Siemens AG	599,200	60,407,962
Tyco International Ltd.	2,990,082	167,982,807
		320,952,275
INSURANCE — 5.4%
ACE Ltd.	499,481	36,562,009
Allstate Corp. (The)	2,795,352	92,022,988
Chubb Corp. (The)	1,999,235	138,167,131
Marsh & McLennan Cos., Inc.	7,989,080	261,961,933
		528,714,061

12

	Shares/ Principal Amount	Value
IT SERVICES — 0.1%
Paychex, Inc.	496,002	$15,371,102
MACHINERY — 0.2%
Atlas Copco AB B Shares	857,665	18,486,506
MEDIA — 0.3%
Omnicom Group, Inc.	499,023	25,275,515
METALS AND MINING — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	377,948	14,377,142
Newmont Mining Corp.	998,700	51,203,349
		65,580,491
MULTI-UTILITIES — 2.2%
Consolidated Edison, Inc.	2,598,478	151,803,085
PG&E Corp.	1,399,900	60,769,659
		212,572,744
MULTILINE RETAIL — 0.2%
Target Corp.	389,900	22,719,473
OIL, GAS AND CONSUMABLE FUELS — 7.8%
Chevron Corp.	1,498,492	160,698,282
El Paso Pipeline Partners LP	2,599,442	90,694,531
Exxon Mobil Corp.	2,989,282	259,260,428
Spectra Energy Partners LP	1,699,480	54,298,386
Total S.A.	3,998,725	203,937,674
		768,889,301
PHARMACEUTICALS — 9.0%
Abbott Laboratories	966,953	59,264,549
Bristol-Myers Squibb Co.	1,998,529	67,450,354
Eli Lilly & Co.	499,288	20,106,328
Johnson & Johnson	3,999,280	263,792,509
Merck & Co., Inc.	5,988,531	229,959,590
Pfizer, Inc.	10,999,779	249,254,992
		889,828,322
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
American Tower Corp.	296,900	18,710,638
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.3%
Applied Materials, Inc.	9,998,202	124,377,633
SOFTWARE — 0.3%
Microsoft Corp.	898,714	28,983,526
SPECIALTY RETAIL — 1.6%
Lowe’s Cos., Inc.	4,995,002	156,743,163
THRIFTS AND MORTGAGE FINANCE — 2.0%
Capitol Federal Financial, Inc.(2)	8,798,659	104,352,096
People’s United Financial, Inc.	6,988,706	92,530,467
		196,882,563
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Vodafone Group plc	9,997,776	27,537,281
Vodafone Group plc ADR	1,998,000	55,284,660
		82,821,941
TOTAL COMMON STOCKS (Cost $5,892,733,352)		6,905,481,257
Convertible Bonds — 15.6%
CAPITAL MARKETS — 1.1%
Credit Suisse Securities USA LLC, (convertible into Goldman Sachs Group, Inc. (The)), 14.90%, 4/20/12(3)(4)	$179,400	19,656,140
Deutsche Bank AG, (convertible into Charles Schwab Corp. (The)), 12.98%, 6/19/12(3)(4)	1,930,000	24,108,595
Goldman Sachs Group, Inc. (The), (convertible into Charles Schwab Corp. (The)), 12.45%, 6/11/12(3)(4)	1,000,000	13,365,000
Janus Capital Group, Inc., 3.25%, 7/15/14	49,198,000	52,518,865
		109,648,600
ENERGY EQUIPMENT AND SERVICES — 0.1%
UBS AG, (convertible into Schlumberger Ltd.), 18.75%, 4/11/12(3)(4)	188,700	12,591,951
FOOD PRODUCTS — 0.2%
Goldman Sachs Group, Inc. (The), (convertible into Ralcorp Holdings, Inc.), 2.05%, 9/26/12(3)(4)	176,900	12,881,150
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.7%
Hologic, Inc., 2.00%, 12/15/13(5)	69,962,000	69,874,548
HEALTH CARE PROVIDERS AND SERVICES — 4.5%
LifePoint Hospitals, Inc., 3.25%, 8/15/25	155,285,000	156,643,744
LifePoint Hospitals, Inc., 3.50%, 5/15/14	118,944,000	124,891,200
Lincare Holdings, Inc., Series A, 2.75%, 11/1/37	155,846,000	159,936,957
		441,471,901
HOTELS, RESTAURANTS AND LEISURE — 1.4%
International Game Technology, 3.25%, 5/1/14	119,415,000	135,983,831
MEDIA — 0.6%
tw telecom, inc., 2.375%, 4/1/26	44,537,000	55,392,894

13

	Shares/ Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 2.0%
Peabody Energy Corp., 4.75%, 12/15/41	$202,040,000	$192,948,200
PAPER AND FOREST PRODUCTS — 0.7%
Rayonier TRS Holdings, Inc., 3.75%, 10/15/12	58,190,000	71,137,275
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.1%
Annaly Capital Management, Inc., 4.00%, 2/15/15	25,988,000	30,340,990
Host Hotels & Resorts LP, 3.25%, 4/15/24(3)	127,724,000	142,731,570
Host Hotels & Resorts LP, 2.625%, 4/15/27(3)	131,558,000	132,051,343
		305,123,903
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.2%
Intel Corp., 2.95%, 12/15/35	69,989,000	80,837,295
Microchip Technology, Inc., 2.125%, 12/15/37	29,937,000	41,462,745
		122,300,040
TOTAL CONVERTIBLE BONDS(Cost $1,511,074,870)		1,529,354,293
Convertible Preferred Stocks — 9.7%
COMMERCIAL BANKS — 5.0%
Wells Fargo & Co., 7.50%	437,099	488,108,453
DIVERSIFIED FINANCIAL SERVICES — 0.3%
Bank of America Corp., 7.25%	27,919	27,329,909
INSURANCE — 1.1%
MetLife, Inc., 5.00%	1,588,961	112,371,322
MACHINERY — 2.3%
Stanley Black & Decker, Inc., 4.75%	1,853,585	225,544,223
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Apache Corp., 6.00%	1,498,213	83,210,750
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Health Care REIT, Inc., 6.50%	370,493	19,369,374
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $935,988,771)		955,934,031
Exchange-Traded Funds — 2.8%
iShares Russell 1000 Value Index Fund	1,988,900	139,362,223
SPDR S&P 500 ETF Trust	989,100	139,186,152
TOTAL EXCHANGE-TRADED FUNDS (Cost $244,868,962)		278,548,375
Temporary Cash Investments — 1.7%
Federal Home Loan Bank, 0.01%, 4/2/12(6)	$70,000,000	70,000,000
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $26,753,200), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $26,202,722)		26,202,700
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $16,683,064), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $16,376,728)		16,376,687
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $20,084,368), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $19,652,074)		19,652,025
SSgA U.S. Government Money Market Fund	37,198,873	37,198,873
TOTAL TEMPORARY CASH INVESTMENTS (Cost $169,430,283)		169,430,285
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $8,754,096,238)		9,838,748,241
OTHER ASSETS AND LIABILITIES — 0.1%		8,765,016
TOTAL NET ASSETS — 100.0%		$9,847,513,257

14

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
180,054	CHF for USD	Credit Suisse AG	4/30/12	$199,522	$45
59,413,950	JPY for USD	Credit Suisse AG	4/27/12	717,961	182
3,262,044	SEK for USD	Credit Suisse AG	4/30/12	492,523	4,836
3,043,434	SEK for USD	Credit Suisse AG	4/30/12	459,515	(400)
				$1,869,521	$4,663
(Value on Settlement Date $1,864,858)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
7,272,628	CHF for USD	Credit Suisse AG	4/30/12	$8,058,939	$(36,448)
149,202,089	EUR for USD	UBS AG	4/30/12	199,013,603	(483,811)
28,513,388	EUR for USD	UBS AG	4/30/12	38,032,659	(195,107)
41,916,902	GBP for USD	Credit Suisse AG	4/30/12	67,034,429	(447,335)
2,045,090,700	JPY for USD	Credit Suisse AG	4/27/12	24,712,994	(80,767)
101,609,213	SEK for USD	Credit Suisse AG	4/30/12	15,341,558	(117,380)
				$352,194,182	$(1,360,848)
(Value on Settlement Date $350,833,334)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
ETF = Exchange-Traded Fund
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
SEK = Swedish Krona
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar

(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $357,385,749, which represented 3.6% of total net assets.

(4)	Equity-linked debt security. The aggregated value of these securities at the period end was $82,602,836, which represented 0.8% of total net assets.
(5)
Step-coupon security. These securities are issued with a zero coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable.

(6)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities — unaffiliated, at value (cost of $8,580,919,271)	$9,629,841,223
Investment securities — affiliated, at value (cost of $173,176,967)	208,907,018
Total investment securities, at value (cost of $8,754,096,238)	9,838,748,241
Foreign currency holdings, at value (cost of $758,740)	745,348
Receivable for investments sold	69,785,266
Receivable for capital shares sold	10,728,017
Unrealized gain on forward foreign currency exchange contracts	5,063
Dividends and interest receivable	29,098,383
Other assets	3,428,893
9,952,539,211

Liabilities
Payable for investments purchased	80,497,553
Payable for capital shares redeemed	14,654,111
Unrealized loss on forward foreign currency exchange contracts	1,361,248
Accrued management fees	7,506,509
Distribution and service fees payable	1,006,533
105,025,954

Net Assets	$9,847,513,257

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,189,397,848
Undistributed net investment income	22,053,982
Accumulated net realized loss	(447,259,978)
Net unrealized appreciation	1,083,321,405
$9,847,513,257

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,363,783,283	697,743,194	$7.69
Institutional Class, $0.01 Par Value	$1,316,757,951	171,227,131	$7.69
A Class, $0.01 Par Value	$2,512,840,106	326,869,013	$7.69*
B Class, $0.01 Par Value	$7,715,592	1,002,340	$7.70
C Class, $0.01 Par Value	$469,354,865	61,036,303	$7.69
R Class, $0.01 Par Value	$177,061,460	23,081,593	$7.67

*Maximum offering price $8.16 (net asset value divided by 0.9425).

 See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (including $10,015,634 from affiliates and net of foreign taxes withheld of $2,928,238)	$290,603,097
Interest	41,695,804
332,298,901

Expenses:
Management fees	83,715,024
Distribution and service fees:
A Class	5,871,442
B Class	77,409
C Class	4,284,673
R Class	775,856
Directors’ fees and expenses	463,613
Other expenses	14,500
95,202,517

Net investment income (loss)	237,096,384

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $27,494,739 from affiliates)	177,223,192
Foreign currency transactions	9,136,806
186,359,998

Change in net unrealized appreciation (depreciation) on:
Investments	143,940,841
Translation of assets and liabilities in foreign currencies	(305,185)
143,635,656

Net realized and unrealized gain (loss)	329,995,654

Net Increase (Decrease) in Net Assets Resulting from Operations	$567,092,038

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$237,096,384	$213,149,787
Net realized gain (loss)	186,359,998	571,410,835
Change in net unrealized appreciation (depreciation)	143,635,656	146,847,882
Net increase (decrease) in net assets resulting from operations	567,092,038	931,408,504

Distributions to Shareholders
From net investment income:
Investor Class	(133,934,423)	(127,239,350)
Institutional Class	(30,375,519)	(25,131,472)
A Class	(55,609,804)	(45,917,774)
B Class	(124,278)	(144,442)
C Class	(6,952,203)	(5,156,476)
R Class	(3,266,917)	(2,708,042)
Decrease in net assets from distributions	(230,263,144)	(206,297,556)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	768,776,664	1,716,446,204

Net increase (decrease) in net assets	1,105,605,558	2,441,557,152

Net Assets
Beginning of period	8,741,907,699	6,300,350,547
End of period	$9,847,513,257	$8,741,907,699

Undistributed net investment income	$22,053,982	$19,129,600

See Notes to Financial Statements.

18

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective. The fund pursues its objectives by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

19

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

20

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.94% for the Investor Class, A Class, B Class, C Class and R Class and 0.74% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

21

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $11,223,357,582 and $10,321,375,419, respectively.

For the year ended March 31, 2012, the fund incurred net realized gains of $502,147 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,000,000,000		2,000,000,000
Sold	183,611,985	$1,328,983,224	231,643,115	$1,618,310,410
Issued in reinvestment of distributions	16,255,997	117,446,250	16,106,262	111,703,824
Redeemed	(191,356,471)	(1,379,718,214)	(124,629,876)	(863,182,079)
	8,511,511	66,711,260	123,119,501	866,832,155
Institutional Class/Shares Authorized	800,000,000		500,000,000
Sold	90,462,897	657,681,992	51,792,333	361,926,134
Issued in reinvestment of distributions	3,572,766	25,861,458	3,171,612	21,930,455
Redeemed	(43,099,659)	(313,129,646)	(51,710,777)	(364,060,285)
	50,936,004	370,413,804	3,253,168	19,796,304
A Class/Shares Authorized	1,000,000,000		800,000,000
Sold	110,972,956	804,010,632	140,580,589	980,178,252
Issued in reinvestment of distributions	7,323,855	52,884,615	6,295,025	43,714,333
Redeemed	(85,824,922)	(620,855,697)	(57,277,580)	(395,435,348)
	32,471,889	236,039,550	89,598,034	628,457,237
B Class/Shares Authorized	10,000,000		5,000,000
Sold	52,583	387,057	128,636	917,990
Issued in reinvestment of distributions	14,050	101,328	17,390	120,156
Redeemed	(152,563)	(1,094,195)	(147,707)	(1,017,495)
	(85,930)	(605,810)	(1,681)	20,651
C Class/Shares Authorized	250,000,000		150,000,000
Sold	18,520,092	133,849,226	28,320,019	198,971,103
Issued in reinvestment of distributions	708,012	5,101,099	585,054	4,056,721
Redeemed	(9,947,512)	(71,634,668)	(5,784,209)	(39,889,794)
	9,280,592	67,315,657	23,120,864	163,138,030
R Class/Shares Authorized	100,000,000		50,000,000
Sold	9,064,988	65,728,820	8,627,866	60,331,760
Issued in reinvestment of distributions	436,959	3,147,406	378,382	2,619,109
Redeemed	(5,518,101)	(39,974,023)	(3,570,063)	(24,749,042)
	3,983,846	28,902,203	5,436,185	38,201,827
Net increase (decrease)	105,097,912	$768,776,664	244,526,071	$1,716,446,204

22

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2012 follows:

	March 31, 2011					March 31, 2012
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Capitol Federal Financial, Inc.	7,089,005	$23,075,762	$ 3,974,784	$ (442,875)	$ 3,219,718	8,798,659	$104,352,096
Nicor, Inc.(1)	2,125,440	8,173,709	95,753,545	27,660,782	2,831,826	—	—
WGL Holdings, Inc.	2,552,888	3,133,698	2,130,130	276,832	3,964,090	2,568,917	104,554,922
		$34,383,169	$101,858,459	$27,494,739	$10,015,634		$208,907,018

(1)	Company was not an affiliate at March 31, 2012.

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$6,266,452,569	—	—
Foreign Common Stocks	259,829,476	$ 379,199,212	—
Convertible Bonds	—	1,529,354,293	—
Convertible Preferred Stocks	—	955,934,031	—
Exchange-Traded Funds	278,548,375	—	—
Temporary Cash Investments	37,198,873	132,231,412	—
Total Value of Investment Securities	$6,842,029,293	$2,996,718,948	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(1,356,185)	—

23

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $5,063 in unrealized gain on forward foreign currency exchange contracts and a liability of $1,361,248 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $8,642,864 in net realized gain (loss) on foreign currency transactions and $(332,745) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

24

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$230,263,144	$206,297,556
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,957,053,851
Gross tax appreciation of investments	$988,784,830
Gross tax depreciation of investments	(107,090,440)
Net tax appreciation (depreciation) of investments	$881,694,390
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(225,299)
Net tax appreciation (depreciation)	$881,469,091
Undistributed ordinary income	$22,304,865
Accumulated capital losses	$(245,658,547)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
2010	$5.42	0.18	1.33	1.51	(0.17)	—	(0.17)	$6.76	28.04%	0.97%	2.93%	105%	$3,829,492
2009	$7.30	0.22	(1.87)	(1.65)	(0.23)	—	(0.23)	$5.42	(22.98)%	0.98%	3.36%	296%	$2,913,351
2008	$8.65	0.23	(0.62)	(0.39)	(0.23)	(0.73)	(0.96)	$7.30	(5.17)%	0.97%	2.68%	165%	$3,719,757
Institutional Class
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544
2010	$5.42	0.19	1.34	1.53	(0.18)	—	(0.18)	$6.77	28.30%	0.77%	3.13%	105%	$792,024
2009	$7.31	0.23	(1.88)	(1.65)	(0.24)	—	(0.24)	$5.42	(22.94)%	0.78%	3.56%	296%	$502,435
2008	$8.65	0.25	(0.61)	(0.36)	(0.25)	(0.73)	(0.98)	$7.31	(4.85)%	0.77%	2.88%	165%	$496,033
A Class(6)
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
2010	$5.42	0.17	1.32	1.49	(0.15)	—	(0.15)	$6.76	27.71%	1.22%	2.68%	105%	$1,385,436
2009	$7.30	0.20	(1.86)	(1.66)	(0.22)	—	(0.22)	$5.42	(23.18)%	1.23%	3.11%	296%	$794,323
2008	$8.65	0.20	(0.61)	(0.41)	(0.21)	(0.73)	(0.94)	$7.30	(5.40)%	1.22%	2.43%	165%	$933,600

26

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$7.44	0.12	0.26	0.38	(0.12)	—	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.92%	1.97%	1.93%	105%	$7,383
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$2,392
2008(3)	$8.99	0.08	(0.95)	(0.87)	(0.09)	(0.73)	(0.82)	$7.30	(10.28)%	1.97%(4)	2.11%(4)	165%(5)	$235
C Class
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918
2010	$5.42	0.12	1.33	1.45	(0.10)	—	(0.10)	$6.77	26.74%	1.97%	1.93%	105%	$193,776
2009	$7.30	0.15	(1.86)	(1.71)	(0.17)	—	(0.17)	$5.42	(23.75)%	1.98%	2.36%	296%	$96,930
2008	$8.65	0.14	(0.61)	(0.47)	(0.15)	(0.73)	(0.88)	$7.30	(6.10)%	1.97%	1.68%	165%	$116,985
R Class
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
2010	$5.41	0.15	1.32	1.47	(0.13)	—	(0.13)	$6.75	27.44%	1.47%	2.43%	105%	$92,239
2009	$7.29	0.18	(1.86)	(1.68)	(0.20)	—	(0.20)	$5.41	(23.40)%	1.48%	2.86%	296%	$35,588
2008	$8.63	0.18	(0.60)	(0.42)	(0.19)	(0.73)	(0.92)	$7.29	(5.53)%	1.47%	2.18%	165%	$42,720

27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	September 28, 2007 (commencement of sale) through March 31, 2008.
(4)	Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.
(6)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Income Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Income Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

30

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $228,732,776, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75027   1205

ANNUAL REPORT             MARCH 31, 2012

Global Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the reporting period from the fund’s inception date to March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Stock Index Returns Belie the Period’s Volatility;
Non-U.S. Equities Lagged

Broad U.S. equity market returns made the reporting period appear more benign than it really was; global equity index returns reflected more of the turmoil and uncertainty. Broad U.S. stock indices gained roughly 4-8% while their global counterparts suffered double-digit declines.

The reporting period began in May 2011 on a positive note, with stock indices at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

That “risk-on” investing attitude switched to “risk-off” during the summer of 2011, however, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Stock indices suffered double-digit declines from their peaks. Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012.

But global equity markets didn’t rebound as much as their U.S. counterparts, keeping broad global equity index returns largely negative for the reporting period. The financial markets in general remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, and economic strength. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,
Don Pratt

3

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

Global Stocks Mixed but Generally Lower

The global equity markets faced significant volatility from April 29, 2011 (fund inception), through March 31, 2012, but posted negative overall returns. Global stocks began the period on a down note, declining broadly throughout the spring and summer of 2011 amid concerns that evidence of an economic slowdown in many regions of the world could lead to a worldwide recession. In addition, a worsening sovereign debt crisis in Europe and fiscal challenges in the U.S.—including an unprecedented credit rating downgrade of U.S. debt—weighed on investor confidence.

However, global stock markets bottomed in early October and then reversed course, enjoying a substantial rebound over the last six months of the period. Investors grew more optimistic as signs of improving economic activity, particularly in the U.S. and U.K., quashed recession fears. Another positive factor was better news out of Europe—the European Central Bank provided long-term financing to the debt markets and support for the Continent’s troubled banking sector, while Greece reached an agreement on a sovereign debt restructuring.

U.S., Japan Held Up Best

For the full reporting period, the broad global equity indices declined by 3–4%. As the table below shows, the U.S. and Japanese stock markets posted the best returns. The U.S. equity market was one of the few around the world to deliver positive performance, thanks primarily to a strong rally over the last six months as economic conditions improved. In contrast, Japanese stocks held up best during the global market decline in the first five months of the period and ended up largely unchanged overall.

On the downside, stock markets in the Europe and Asia/Pacific regions declined the most during the reporting period. European stocks were hit hardest by the Continent’s sovereign debt crisis and troubled banking sector, while a slowdown in some of the faster-growing emerging economies in Asia weighed on equity markets in the region. Emerging markets underperformed their counterparts in the developed world as some of the larger emerging economies slowed and investors shied away from riskier investments.

Global Equity Total Returns
From April 29, 2011 (fund inception) through March 31, 2012* (in U.S. dollars)
MSCI World Index	-3.54%	MSCI Japan Index	-0.11%
MSCI U.S. Broad Market (Gross) Index	4.23%	MSCI Pacific ex-Japan Index	-10.15%
MSCI Europe Index	-14.39%	MSCI Emerging Markets Index	-11.55%

*Total returns for periods less than one year are not annualized.

4

Performance

Total Returns as of March 31, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ARYVX	-1.57%	4/29/11
MSCI All Country World IMI Real Estate Index	—	-3.47%	—
MSCI All Country World Index	—	-4.63%	—
Institutional Class	ARYNX	-1.47%	4/29/11
A Class No sales charge* With sales charge*	ARYMX	-1.82% -7.46%	4/29/11
C Class No sales charge* With sales charge*	ARYTX	-2.50% -3.48%	4/29/11
R Class	ARYWX	-2.07%	4/29/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011

*From 4/29/11, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.20%	1.00%	1.45%	2.20%	1.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Manager: Steven Brown

Performance Summary

Global Real Estate posted a total return of –1.57%* from its inception on April 29, 2011, through March 31, 2012. By comparison, the MSCI All Country World IMI Real Estate Index (the fund’s benchmark) returned –3.47%, while the MSCI All Country World Index (a broad global stock market measure) returned –4.63%.

Global Real Estate Market Overview

Global real estate stocks declined for the reporting period in a volatile market environment, but they held up better than the broad global equity indices. Global property stocks declined early in the period as a series of headwinds to global growth—including a widening European debt crisis, a stalemate regarding the federal debt ceiling in the U.S., and more restrictive monetary policy in Asia—led to concerns about a potential worldwide recession.

Market conditions changed over the last half of the period as some of these headwinds abated. Signs of improving economic activity in the U.S. helped alleviate recession fears. In addition, central bank activity around the world—liquidity injections by the European Central Bank, asset purchases by the Bank of Japan, lower reserve requirements in China and India, and interest rate cuts in Brazil and the Philippines—provided a favorable backdrop for the global equity markets. In this environment, global real estate stocks rebounded smartly but could not recover all of the ground lost during the first half of the period.

From a regional perspective, real estate stocks in the U.S., Japan, and selected countries in Asia (including the Philippines and Indonesia) were among the few to post positive returns for the reporting period. Property stocks in Brazil also generated solid gains. On the downside, real estate stocks in many European countries produced sizable declines as the financial environment deteriorated. The most noteworthy of these included Spain, Italy, and the Netherlands.

Country Weightings Added Value

The fund’s outperformance of its benchmark index during the reporting period was driven in part by favorable country weightings. Early in the period, we positioned the portfolio with overweight positions relative to the index in the U.S., Canada, Japan, and Singapore. Within Europe, the fund also held an overweight position in Switzerland, where property stocks tend to be less cyclical than elsewhere in Europe. At the same time, the fund had underweight positions in many emerging markets, as well as countries with exposure to southern Europe, where the sovereign debt crisis was most acute.

As economic conditions began to improve during the second half of the period, we shifted the focus of the portfolio toward greater cyclicality. As a result, the fund added overweight positions in Brazil and other emerging economies in Asia, including the Philippines, China, and Hong Kong.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

7

Stock Selection Also Contributed to Outperformance

Individual stock selection also contributed to the fund’s outperformance of its benchmark index. Approximately 45% of the portfolio was invested in U.S. real estate stocks, and several of the top contributors were U.S.-based companies. One of these was Taubman Centers, which owns a high-quality portfolio of regional mall properties throughout the United States. Taubman had the most productive portfolio in the mall industry in 2011. Self-storage company Extra Space Storage and student housing developer American Campus Communities were also among the best contributors.

Outside of the U.S., strong contributors included two retail property owners, BR Malls Participacoes and Link Real Estate Investment Trust (REIT). BR Malls, which owns shopping malls across Brazil, reported strong earnings during the last half of the reporting period as better consumer spending patterns led to greater retail demand in the company’s property portfolio. Link REIT, a Hong Kong retail landlord, focuses on staples such as grocery stores, drug stores, and restaurants. Thanks to its defensive nature, as well as a relatively high dividend yield and a strong balance sheet, Link REIT held up well during the downturn in the first half of the period.

Individual Detractors

Among individual holdings, Chinese real estate developer Evergrande Real Estate Group had the biggest negative impact on performance versus the benchmark. Although the company delivered strong sales and earnings growth, it failed to meet its own internal targets, and the stock fell sharply in response.

Other notable detractors included German office REIT Alstria and Australian industrial property owner Goodman Group. Alstria raised capital twice during the reporting period by issuing equity and reported weaker-than-expected leasing velocity in its office portfolio, while Goodman underperformed meaningfully during the sell-off early in the period.

Outlook

We have a positive outlook for the U.S. and selected property markets in Asia. The U.S. should benefit from continued improvement on the economic front given low interest rates and stimulative government policies. We also favor Asian markets such as Indonesia, Singapore, and the Philippines because of low interest rates, strong earnings growth, accommodative monetary policy, and support for increased mortgage lending. We have a cautious outlook for Europe, where the benefits from the European Central Bank’s funding and liquidity efforts are expected to subside over the remainder of the year, resulting in fairly flat economic growth in the region.

8

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	5.5%
Equity Residential	3.7%
Unibail-Rodamco SE	3.6%
ProLogis, Inc.	3.5%
Host Hotels & Resorts, Inc.	3.0%
Westfield Group	2.6%
Macerich Co. (The)	2.6%
SL Green Realty Corp.	2.5%
Essex Property Trust, Inc.	2.5%
Taubman Centers, Inc.	2.4%

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks(1)	51.7%
Domestic Common Stocks	46.0%
Total Equity Exposure	97.7%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.8%
(1)Includes depositary shares, dual listed securities and foreign ordinary shares.

Investments by Country	% of net assets
United States	46.0%
Hong Kong	11.2%
Japan	9.7%
France	5.5%
Australia	4.9%
United Kingdom	4.7%
Singapore	4.2%
Brazil	2.3%
Canada	2.2%
Other Countries	7.0%
Cash and Equivalents(2)	2.3%
(2)Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,188.80	$6.62	1.21%
Institutional Class	$1,000	$1,188.50	$5.53	1.01%
A Class	$1,000	$1,187.20	$7.98	1.46%
C Class	$1,000	$1,183.30	$12.06	2.21%
R Class	$1,000	$1,185.60	$9.34	1.71%
Hypothetical
Investor Class	$1,000	$1,018.95	$6.11	1.21%
Institutional Class	$1,000	$1,019.95	$5.10	1.01%
A Class	$1,000	$1,017.70	$7.36	1.46%
C Class	$1,000	$1,013.95	$11.13	2.21%
R Class	$1,000	$1,016.45	$8.62	1.71%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments
MARCH 31, 2012

	Shares	Value
Common Stocks — 97.7%
AUSTRALIA — 4.9%
Dexus Property Group	74,307	$66,965
Goodman Group	135,508	96,852
Investa Office Fund	98,898	65,052
Westfield Group	28,736	262,835
		491,704
BRAZIL — 2.3%
BR Malls Participacoes SA	17,500	226,246
CANADA — 2.2%
Brookfield Asset Management, Inc. Class A	7,016	221,358
FRANCE — 5.5%
Gecina SA	1,828	190,993
Unibail-Rodamco SE	1,785	356,979
		547,972
HONG KONG — 11.2%
Cheung Kong Holdings Ltd.	15,000	193,740
China Overseas Land & Investment Ltd.	66,000	125,446
China Resources Land Ltd.	46,000	79,495
Hang Lung Properties Ltd.	53,000	194,172
Kerry Properties Ltd.	30,000	135,019
New World Development Co. Ltd.	86,000	103,326
Sino Land Co. Ltd.	84,000	134,131
Sun Hung Kai Properties Ltd.	13,000	161,547
		1,126,876
INDIA — 0.3%
Indiabulls Real Estate Ltd.	12,249	15,352
Sobha Developers Ltd.	3,088	20,193
		35,545
INDONESIA — 1.3%
PT Alam Sutera Realty Tbk	804,000	54,514
PT Ciputra Development Tbk	372,500	29,331
PT Lippo Karawaci Tbk	518,000	45,319
		129,164
JAPAN — 9.7%
Daito Trust Construction Co. Ltd.	1,000	89,767
Daiwa House Industry Co. Ltd.	6,000	79,304
Japan Real Estate Investment Corp.	9	79,268
Japan Retail Fund Investment Corp.	40	59,393
Mitsubishi Estate Co. Ltd.	13,000	231,823
Mitsui Fudosan Co. Ltd.	9,000	172,127
Nippon Building Fund, Inc.	9	85,466
Sumitomo Realty & Development Co. Ltd.	5,000	120,515
United Urban Investment Corp.	50	57,086
		974,749
PEOPLE’S REPUBLIC OF CHINA — 1.6%
Evergrande Real Estate Group Ltd.	181,000	96,962
Longfor Properties Co. Ltd.	42,500	59,545
		156,507
PHILIPPINES — 1.5%
Ayala Land, Inc.	116,700	56,400
Robinsons Land Corp.	79,600	30,590
SM Prime Holdings, Inc.	153,000	60,224
		147,214
SINGAPORE — 4.2%
CapitaMalls Asia Ltd.	83,000	107,955
Global Logistic Properties Ltd.(1)	106,000	185,513
Keppel Land Ltd.	48,000	132,501
		425,969
SOUTH AFRICA — 1.2%
Capital Property Fund	41,101	49,025
Growthpoint Properties Ltd.	28,004	73,013
		122,038
TAIWAN (REPUBLIC OF CHINA) — 1.1%
Chong Hong Construction Co.	26,000	59,286
Huaku Development Co. Ltd.	19,000	48,217
		107,503
UNITED KINGDOM — 4.7%
Derwent London plc	4,345	121,275
Hammerson plc	31,244	207,695
Unite Group plc	44,040	138,771
		467,741
UNITED STATES — 46.0%
American Tower Corp.	1,099	69,259
Apartment Investment & Management Co., Class A	8,487	224,142
CBRE Group, Inc.(1)	8,949	178,622
DDR Corp.	15,013	219,190
Douglas Emmett, Inc.	9,925	226,389
Duke Realty Corp.	16,140	231,448
Equity Residential	5,853	366,515
Essex Property Trust, Inc.	1,626	246,355
Forest City Enterprises, Inc. Class A(1)	14,228	222,811
Host Hotels & Resorts, Inc.	18,274	300,059
Kilroy Realty Corp.	4,999	233,003

12

	Shares	Value
LaSalle Hotel Properties	3,083	$86,756
Macerich Co. (The)	4,533	261,781
Newcastle Investment Corp.	24,205	152,008
ProLogis, Inc.	9,768	351,843
Simon Property Group, Inc.	3,768	548,922
SL Green Realty Corp.	3,237	251,029
Starwood Hotels & Resorts Worldwide, Inc.	3,554	200,481
Taubman Centers, Inc.	3,293	240,224
		4,610,837
TOTAL COMMON STOCKS (Cost $8,982,452)		9,791,423
Temporary Cash Investments — 1.5%
SSgA U.S. Government Money Market Fund (Cost $144,827)	144,827	144,827
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $9,127,279)		9,936,250
OTHER ASSETS AND LIABILITIES — 0.8%		82,912
NET ASSETS — 100.0%		$10,019,162

Sub-Industry Allocation
(as a % of net assets)
Retail REITs	21.6%
Diversified Real Estate Activities	17.6%
Office REITs	12.8%
Real Estate Operating Companies	10.1%
Real Estate Development	9.2%
Residential REITs	8.3%
Specialized REITs	4.6%
Industrial REITs	4.5%
Diversified REITs	3.7%
Hotels, Resorts and Cruise Lines	2.0%
Real Estate Services	1.8%
Mortgage REITs	1.5%
Cash and Equivalents*	2.3%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

REIT = Real Estate Investment Trust

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $9,127,279)	$9,936,250
Receivable for investments sold	286,407
Receivable for capital shares sold	2,405
Dividends receivable	31,459
10,256,521

Liabilities
Payable for investments purchased	226,877
Payable for capital shares redeemed	39
Accrued management fees	9,819
Distribution and service fees payable	624
237,359

Net Assets	$10,019,162

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,271,374
Undistributed net investment income	87,749
Accumulated net realized loss	(148,908)
Net unrealized appreciation	808,947
$10,019,162

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$7,321,515	750,671	$9.75
Institutional Class, $0.01 Par Value	$1,210,393	124,116	$9.75
A Class, $0.01 Par Value	$700,076	71,756	$9.76*
C Class, $0.01 Par Value	$394,448	40,466	$9.75
R Class, $0.01 Par Value	$392,730	40,242	$9.76
*Maximum offering price $10.36 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

FOR THE PERIOD ENDED MARCH 31, 2012(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,296)	$123,794

Expenses:
Management fees	51,234
Distribution and service fees:
A Class	907
C Class	3,412
R Class	1,701
Directors’ fees and expenses	169
Other expenses	89
57,512

Net investment income (loss)	66,282

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $1,105)	(79,683)
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $3,999)	2,029
(77,654)

Change in net unrealized appreciation (depreciation) on:
Investments	808,971
Translation of assets and liabilities in foreign currencies	(24)
808,947

Net realized and unrealized gain (loss)	731,293

Net Increase (Decrease) in Net Assets Resulting from Operations	$797,575

(1)	April 29, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

PERIOD ENDED MARCH 31, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$66,282
Net realized gain (loss)	(77,654)
Change in net unrealized appreciation (depreciation)	808,947
Net increase (decrease) in net assets resulting from operations	797,575

Distributions to Shareholders
From net investment income:
Investor Class	(44,826)
Institutional Class	(3,528)
A Class	(2,013)
R Class	(1,140)
Decrease in net assets from distributions	(51,507)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	9,273,094

Net increase (decrease) in net assets	10,019,162

Net Assets
End of period	$10,019,162

Undistributed net investment income	$87,749

(1)	April 29, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in equity securities issued by real estate investment trusts and companies engaged in the real estate industry. The fund invests primarily in companies located in developed countries world-wide (including the United States) but may also invest in companies located in emerging markets.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on April 29, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Certain countries impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, A Class, C Class and R Class and 1.00% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period April 29, 2011 (fund inception) through March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM owns 16% of the outstanding shares of the fund.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period April 29, 2011 (fund inception) through March 31, 2012 were $30,946,852 and $21,862,271, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended March 31, 2012(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	854,623	$7,552,260
Issued in reinvestment of distributions	5,108	42,702
Redeemed	(109,060)	(1,017,719)
	750,671	6,577,243
Institutional Class/Shares Authorized	50,000,000
Sold	124,215	1,185,652
Issued in reinvestment of distributions	422	3,528
Redeemed	(521)	(5,041)
	124,116	1,184,139
A Class/Shares Authorized	50,000,000
Sold	71,516	703,821
Issued in reinvestment of distributions	240	2,013
	71,756	705,834
C Class/Shares Authorized	50,000,000
Sold	40,466	403,814
R Class/Shares Authorized	50,000,000
Sold	40,106	400,924
Issued in reinvestment of distributions	136	1,140
	40,242	402,064
Net increase (decrease)	1,027,251	$9,273,094

(1)	April 29, 2011 (fund inception) through March 31, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	—	$5,180,586	—
Domestic Common Stocks	$4,610,837	—	—
Temporary Cash Investments	144,827	—	—
Total Value of Investment Securities	$4,755,664	$5,180,586	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the period April 29, 2011 (fund inception) through March 31, 2012 was as follows:

2012
Distributions Paid From
Ordinary income	$51,507
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$9,379,644
Gross tax appreciation of investments	$580,473
Gross tax depreciation of investments	(23,867)
Net tax appreciation (depreciation) of investments	$556,606
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(141)
Net tax appreciation (depreciation)	$556,465
Undistributed ordinary income	$196,878
Accumulated capital losses	$(5,555)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts and investments in passive foreign investment companies.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

22

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$10.00	0.14	(0.32)(5)	(0.18)	(0.07)	$9.75	(1.57)%	1.21%(4)	1.63%(4)	462%	$7,322
Institutional Class
2012(3)	$10.00	0.17	(0.33)(5)	(0.16)	(0.09)	$9.75	(1.47)%	1.01%(4)	1.83%(4)	462%	$1,210
A Class
2012(3)	$10.00	0.12	(0.31)(5)	(0.19)	(0.05)	$9.76	(1.82)%	1.46%(4)	1.38%(4)	462%	$700
C Class
2012(3)	$10.00	0.05	(0.30)(5)	(0.25)	—	$9.75	(2.50)%	2.21%(4)	0.63%(4)	462%	$394
R Class
2012(3)	$10.00	0.09	(0.30)(5)	(0.21)	(0.03)	$9.76	(2.07)%	1.71%(4)	1.13%(4)	462%	$393

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	April 29, 2011 (fund inception) through March 31, 2012.
(4)	Annualized.
(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period April 29, 2011 (fund inception) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period April 29, 2011 (fund inception) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request,  by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $776, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75029   1205

ANNUAL REPORT             MARCH 31, 2012

Equity Index Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended March 31, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an eight-month rally driven by improving economic data and better-than-expected corporate profits. After peaking in late April, however, stocks reversed course as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence.

Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year as stocks suffered their largest quarterly decline since the height of the credit crisis in late 2008. However, the equity market bottomed in early October and experienced another reversal, enjoying a substantial rebound over the last six months of the period. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in three years. Another positive factor was better news out of Europe—the European Central Bank provided long-term financing to the debt markets and support for the Continent’s troubled banking sector, while Greece reached an agreement on a sovereign debt restructuring.

Large-Cap and Growth Stocks Fared Best

For the full reporting period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 7–8%. As the table below illustrates, large-cap stocks posted the best returns, while small-cap issues declined modestly. Growth stocks outperformed value shares across all market capitalizations.

From a sector perspective, the best-performing sectors included information technology and consumer discretionary, both of which benefited from improving economic conditions in the latter half of the period. Two defensive sectors of the market, health care and consumer staples, also generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACIVX	8.07%	1.60%	3.65%	2.37%	2/26/99
S&P 500 Index	—	8.54%	2.01%	4.12%	2.84%	—
Institutional Class	ACQIX	8.24%	1.79%	3.86%	2.57%	2/26/99

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.50%	0.30%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Subadvisor: Northern Trust Investments, N.A.

Performance Summary

Equity Index returned 8.07%* for the fiscal year ended March 31, 2012, compared with the 8.54% return of its benchmark, the S&P 500 Index. The portfolio’s results reflected operating expenses, whereas the index return did not.

The fund posted a solid gain for the one-year period, driven by a sharp rally over the last six months as economic conditions improved. Five of the 10 sectors within the fund posted double-digit gains for the 12 months, led by information technology and consumer discretionary. Just three sectors declined during the period—energy, financials, and materials.

Technology and Consumer Discretionary Led the Way

The fund’s holdings in the information technology sector—the largest sector weighting in the portfolio—generated the best returns, gaining more than 20% for the one-year period. The strong performance of the information technology sector resulted primarily from robust returns among computer hardware makers and IT services providers. Four of the top five performance contributors in the portfolio were information technology stocks, led by consumer electronics maker Apple, which was also the fund’s largest holding during the period. Apple returned more than 70% for the 12 months thanks to robust sales of its iPhone and iPad mobile devices. Other top contributors in this sector included technology services provider International Business Machines, software maker Microsoft, and semiconductor manufacturer Intel.

The fund’s consumer discretionary stocks also performed well during the 12-month period. Specialty retailers and restaurants led the advance in this sector, benefiting from better consumer spending patterns. Fast-food chain McDonald’s was the best performance contributor in this sector, gaining more than 30% amid improving sales domestically and strong growth internationally. Home improvement retailer Home Depot was also a top contributor as pent-up demand for home renovation projects and mild winter weather led to stronger sales and earnings.

Defensive Sectors Also Fared Well

Two defensive sectors, consumer staples and health care, were also among the best-performing segments of the portfolio for the one-year period. These sectors held up best during the market downturn over the first half of the period. Tobacco companies and food and staples retailers delivered the best results in the consumer staples sector. The leading individual contributors included tobacco products maker Philip Morris International and discount retailer Wal-Mart. Philip Morris reported solid earnings growth resulting from healthy sales internationally and price increases in many markets, while Wal-Mart enjoyed positive same-store sales growth and exceeded earnings expectations.

*All fund returns referenced in this commentary are for Investor Class shares.

6

In the health care sector, pharmaceutical companies and biotechnology firms produced the highest returns. Drug makers Pfizer and Johnson & Johnson were among the top ten performance contributors in the portfolio. Both stocks overcame some challenges—Pfizer posted solid growth despite an expiring patent on one of its biggest-selling drugs, while Johnson & Johnson reported better-than-expected earnings while dealing with a series of product recalls.

Financials Struggled

The financials sector of the portfolio was one of just three sectors to decline overall for the reporting period. Financial services companies and other investment firms continued to struggle with the lingering fallout from the financial crisis of 2008. Three of the five most significant individual detractors in the portfolio came from the financials sector, led by financial services giant Bank of America. The company reported flat earnings for 2011 as narrow net interest margins and problematic mortgages stemming from its acquisition of Countrywide Financial several years ago weighed on profitability.

Other notable decliners in the financials sector included diversified financial services firm Citigroup and investment bank Goldman Sachs. Citigroup faced concerns about its overseas exposure and failed the most recent federal “stress test” of major financial institutions, while Goldman Sachs missed earnings expectations in consecutive quarters amid weakness in its investment banking unit.

Commodity-Based Sectors Lagged

Besides financials, the other two declining sectors in the portfolio were energy and materials. Declining commodity prices, particularly during the first half of the reporting period, contributed to the weakness in these two sectors. Among energy stocks, equipment and services providers fell the most as weaker energy prices led to concerns about reduced demand for these companies’ products and services. The most significant decliners included Schlumberger, Halliburton, and Baker Hughes.

Metals and mining companies had the biggest negative impact in the materials sector. The most notable detractor in this sector was mining company Freeport-McMoRan Copper & Gold, which fell sharply amid lower metals prices, higher production costs, and labor troubles at some of its mines.

Outlook

The U.S. economy has experienced gradual but consistent improvement over the last two quarters. Promising signs of a pick-up in employment, bank lending, and consumer spending suggest a potentially longer, stronger recovery going forward. That said, risk factors continue to lurk in the background, including consumer deleveraging, a weak housing market, and an uncertain outcome to the European debt crisis. From an equity market perspective, corporate earnings growth has slowed recently, and valuations have become less compelling after the broad rally of the past six months.

7

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	4.3%
Exxon Mobil Corp.	3.1%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.9%
General Electric Co.	1.6%
Chevron Corp.	1.6%
AT&T, Inc.	1.4%
Procter & Gamble Co. (The)	1.4%
Johnson & Johnson	1.4%
Wells Fargo & Co.	1.4%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.2%
Pharmaceuticals	5.7%
Computers and Peripherals	5.6%
IT Services	3.8%
Software	3.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.1%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,255.60	$2.76	0.49%
Institutional Class	$1,000	$1,256.30	$1.64	0.29%
Hypothetical
Investor Class	$1,000	$1,022.55	$2.48	0.49%
Institutional Class	$1,000	$1,023.55	$1.47	0.29%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 98.0%
AEROSPACE AND DEFENSE — 2.5%
Boeing Co. (The)	15,094	$1,122,541
General Dynamics Corp.	7,233	530,757
Goodrich Corp.	2,575	323,008
Honeywell International, Inc.	15,776	963,125
L-3 Communications Holdings, Inc.	2,078	147,060
Lockheed Martin Corp.	5,315	477,606
Northrop Grumman Corp.	5,042	307,965
Precision Castparts Corp.	2,929	506,424
Raytheon Co.	6,942	366,399
Rockwell Collins, Inc.	3,012	173,371
Textron, Inc.	5,506	153,232
United Technologies Corp.	18,418	1,527,589
		6,599,077
AIR FREIGHT AND LOGISTICS — 1.0%
CH Robinson Worldwide, Inc.	3,287	215,266
Expeditors International of Washington, Inc.	4,491	208,876
FedEx Corp.	6,280	577,509
United Parcel Service, Inc., Class B	19,530	1,576,461
		2,578,112
AIRLINES†
Southwest Airlines Co.	15,329	126,311
AUTO COMPONENTS — 0.3%
BorgWarner, Inc.(1)	2,201	185,632
Goodyear Tire & Rubber Co. (The)(1)	5,318	59,668
Johnson Controls, Inc.	13,979	454,038
		699,338
AUTOMOBILES — 0.5%
Ford Motor Co.	77,045	962,292
Harley-Davidson, Inc.	4,622	226,848
		1,189,140
BEVERAGES — 2.4%
Beam, Inc.	3,209	187,951
Brown-Forman Corp., Class B	2,074	172,951
Coca-Cola Co. (The)	45,824	3,391,434
Coca-Cola Enterprises, Inc.	6,290	179,894
Constellation Brands, Inc., Class A(1)	3,600	84,924
Dr Pepper Snapple Group, Inc.	4,372	175,798
Molson Coors Brewing Co., Class B	3,161	143,035
PepsiCo, Inc.	31,707	2,103,760
		6,439,747
BIOTECHNOLOGY — 1.2%
Amgen, Inc.	16,159	1,098,650
Biogen Idec, Inc.(1)	4,902	617,505
Celgene Corp.(1)	8,955	694,192
Gilead Sciences, Inc.(1)	15,223	743,643
		3,153,990
BUILDING PRODUCTS†
Masco Corp.	7,799	104,273
CAPITAL MARKETS — 2.0%
Ameriprise Financial, Inc.	4,574	261,313
Bank of New York Mellon Corp. (The)	24,233	584,742
BlackRock, Inc.	2,032	416,357
Charles Schwab Corp. (The)	21,898	314,674
E*Trade Financial Corp.(1)	5,684	62,240
Federated Investors, Inc. Class B	1,860	41,683
Franklin Resources, Inc.	2,915	361,548
Goldman Sachs Group, Inc. (The)	9,990	1,242,456
Invesco Ltd.	9,120	243,230
Legg Mason, Inc.	2,397	66,948
Morgan Stanley	31,085	610,509
Northern Trust Corp.	5,478	259,931
State Street Corp.	9,962	453,271
T. Rowe Price Group, Inc.	5,070	331,071
		5,249,973
CHEMICALS — 2.2%
Air Products & Chemicals, Inc.	4,315	396,117
Airgas, Inc.	1,375	122,334
CF Industries Holdings, Inc.	1,369	250,048
Dow Chemical Co. (The)	24,242	839,743
E.I. du Pont de Nemours & Co.	19,041	1,007,269
Eastman Chemical Co.	2,695	139,305
Ecolab, Inc.	5,780	356,742
FMC Corp.	1,440	152,438
International Flavors & Fragrances, Inc.	1,730	101,378
Monsanto Co.	10,862	866,353
Mosaic Co. (The)	5,957	329,362
PPG Industries, Inc.	3,128	299,662

11

	Shares	Value
Praxair, Inc.	6,053	$693,916
Sherwin-Williams Co. (The)	1,696	184,304
Sigma-Aldrich Corp.	2,536	185,280
		5,924,251
COMMERCIAL BANKS — 2.8%
BB&T Corp.	13,884	435,819
Comerica, Inc.	3,834	124,068
Fifth Third Bancorp	18,275	256,764
First Horizon National Corp.	5,373	55,772
Huntington Bancshares, Inc.	16,435	106,006
KeyCorp	18,597	158,074
M&T Bank Corp.	2,663	231,361
PNC Financial Services Group, Inc.	10,710	690,688
Regions Financial Corp.	28,646	188,777
SunTrust Banks, Inc.	10,527	254,438
U.S. Bancorp	38,853	1,230,863
Wells Fargo & Co.	107,081	3,655,745
Zions BanCorp.	3,969	85,175
		7,473,550
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Avery Dennison Corp.	2,438	73,457
Cintas Corp.	2,105	82,348
Iron Mountain, Inc.	3,346	96,365
Pitney Bowes, Inc.	3,828	67,296
Republic Services, Inc.	6,482	198,090
RR Donnelley & Sons Co.	4,129	51,158
Stericycle, Inc.(1)	1,759	147,123
Waste Management, Inc.	9,439	329,987
		1,045,824
COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.	109,103	2,307,528
F5 Networks, Inc.(1)	1,569	211,752
Harris Corp.	2,170	97,824
JDS Uniphase Corp.(1)	4,479	64,901
Juniper Networks, Inc.(1)	10,719	245,251
Motorola Mobility Holdings, Inc.(1)	5,201	204,087
Motorola Solutions, Inc.	5,842	296,949
QUALCOMM, Inc.	34,371	2,337,915
		5,766,207
COMPUTERS AND PERIPHERALS — 5.6%
Apple, Inc.(1)	18,905	11,332,980
Dell, Inc.(1)	30,753	510,500
EMC Corp.(1)	41,439	1,238,197
Hewlett-Packard Co.	40,311	960,611
Lexmark International, Inc., Class A	1,357	45,107
NetApp, Inc.(1)	7,266	325,299
SanDisk Corp.(1)	5,013	248,595
Western Digital Corp.(1)	4,692	194,202
		14,855,491
CONSTRUCTION AND ENGINEERING — 0.2%
Fluor Corp.	3,453	207,318
Jacobs Engineering Group, Inc.(1)	2,507	111,236
Quanta Services, Inc.(1)	4,092	85,523
		404,077
CONSTRUCTION MATERIALS†
Vulcan Materials Co.	2,502	106,910
CONSUMER FINANCE — 0.9%
American Express Co.	20,420	1,181,501
Capital One Financial Corp.	11,230	625,960
Discover Financial Services	10,609	353,704
SLM Corp.	10,577	166,694
		2,327,859
CONTAINERS AND PACKAGING — 0.1%
Ball Corp.	3,219	138,031
Bemis Co., Inc.	1,971	63,643
Owens-Illinois, Inc.(1)	3,121	72,844
Sealed Air Corp.	4,109	79,345
		353,863
DISTRIBUTORS — 0.1%
Genuine Parts Co.	3,291	206,510
DIVERSIFIED CONSUMER SERVICES — 0.1%
Apollo Group, Inc., Class A(1)	2,262	87,404
DeVry, Inc.	1,053	35,665
H&R Block, Inc.	5,913	97,387
		220,456
DIVERSIFIED FINANCIAL SERVICES — 3.5%
Bank of America Corp.	217,708	2,083,466
Citigroup, Inc.	59,326	2,168,365
CME Group, Inc.	1,349	390,306
IntercontinentalExchange, Inc.(1)	1,426	195,961
JPMorgan Chase & Co.	77,511	3,563,956
Leucadia National Corp.	3,861	100,772
McGraw-Hill Cos., Inc. (The)	5,544	268,718
Moody’s Corp.	3,834	161,411
NASDAQ OMX Group, Inc. (The)(1)	2,729	70,681
NYSE Euronext	5,473	164,245
		9,167,881
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.5%
AT&T, Inc.	120,122	3,751,410
CenturyLink, Inc.	12,536	484,517
Frontier Communications Corp.	20,660	86,152

12

	Shares	Value
Verizon Communications, Inc.	57,332	$2,191,802
Windstream Corp.	12,280	143,799
		6,657,680
ELECTRIC UTILITIES — 1.8%
American Electric Power Co., Inc.	9,682	373,532
Duke Energy Corp.	27,077	568,888
Edison International	6,596	280,396
Entergy Corp.	3,649	245,213
Exelon Corp.	17,493	685,900
FirstEnergy Corp.	8,410	383,412
NextEra Energy, Inc.	8,418	514,171
Northeast Utilities	3,565	132,333
Pepco Holdings, Inc.	4,768	90,067
Pinnacle West Capital Corp.	2,159	103,416
PPL Corp.	11,496	324,877
Progress Energy, Inc.	5,994	318,341
Southern Co.	17,461	784,523
		4,805,069
ELECTRICAL EQUIPMENT — 0.5%
Cooper Industries plc	3,165	202,402
Emerson Electric Co.	14,963	780,769
Rockwell Automation, Inc.	2,823	224,993
Roper Industries, Inc.	1,949	193,263
		1,401,427
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Amphenol Corp. Class A	3,258	194,731
Corning, Inc.	30,822	433,974
FLIR Systems, Inc.	2,981	75,449
Jabil Circuit, Inc.	3,946	99,123
Molex, Inc.	3,017	84,838
TE Connectivity Ltd.	8,748	321,489
		1,209,604
ENERGY EQUIPMENT AND SERVICES — 1.8%
Baker Hughes, Inc.	8,903	373,392
Cameron International Corp.(1)	4,927	260,294
Diamond Offshore Drilling, Inc.	1,561	104,197
FMC Technologies, Inc.(1)	4,769	240,453
Halliburton Co.	18,654	619,126
Helmerich & Payne, Inc.	2,152	116,100
Nabors Industries Ltd.(1)	5,924	103,611
National Oilwell Varco, Inc.	8,686	690,277
Noble Corp.(1)	4,994	187,125
Rowan Cos., Inc.(1)	2,337	76,957
Schlumberger Ltd.	27,053	1,891,816
		4,663,348
FOOD AND STAPLES RETAILING — 2.2%
Costco Wholesale Corp.	8,813	800,220
CVS Caremark Corp.	26,442	1,184,602
Kroger Co. (The)	11,997	290,687
Safeway, Inc.	5,434	109,821
SUPERVALU, Inc.	4,372	24,964
SYSCO Corp.	11,811	352,677
Wal-Mart Stores, Inc.	35,447	2,169,356
Walgreen Co.	17,594	589,223
Whole Foods Market, Inc.	3,345	278,304
		5,799,854
FOOD PRODUCTS — 1.8%
Archer-Daniels-Midland Co.	13,603	430,671
Campbell Soup Co.	3,426	115,970
ConAgra Foods, Inc.	8,505	223,341
Dean Foods Co.(1)	3,575	43,293
General Mills, Inc.	12,860	507,327
H.J. Heinz Co.	6,492	347,647
Hershey Co. (The)	3,225	197,789
Hormel Foods Corp.	2,563	75,660
J.M. Smucker Co. (The)	2,292	186,477
Kellogg Co.	4,882	261,822
Kraft Foods, Inc., Class A	35,940	1,366,079
McCormick & Co., Inc.	2,672	145,437
Mead Johnson Nutrition Co.	4,174	344,271
Sara Lee Corp.	11,728	252,504
Tyson Foods, Inc., Class A	5,925	113,464
		4,611,752
GAS UTILITIES — 0.1%
AGL Resources, Inc.	2,408	94,442
ONEOK, Inc.	2,239	182,836
		277,278
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.7%
Baxter International, Inc.	11,254	672,764
Becton, Dickinson and Co.	4,299	333,817
Boston Scientific Corp.(1)	29,560	176,769
C.R. Bard, Inc.	1,686	166,442
CareFusion Corp.(1)	4,441	115,155
Covidien plc	9,677	529,138
DENTSPLY International, Inc.	3,044	122,156
Edwards Lifesciences Corp.(1)	2,355	171,279
Intuitive Surgical, Inc.(1)	810	438,817
Medtronic, Inc.	21,074	825,890
St. Jude Medical, Inc.	6,528	289,256
Stryker Corp.	6,583	365,225

13

	Shares	Value
Varian Medical Systems, Inc.(1)	2,234	$154,057
Zimmer Holdings, Inc.	3,652	234,751
		4,595,516
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	7,026	352,424
AmerisourceBergen Corp.	5,100	202,368
Cardinal Health, Inc.	7,206	310,651
CIGNA Corp.	5,963	293,678
Coventry Health Care, Inc.	2,861	101,766
DaVita, Inc.(1)	1,839	165,823
Express Scripts, Inc.(1)	9,885	535,569
Humana, Inc.	3,420	316,282
Laboratory Corp. of America Holdings(1)	1,962	179,601
McKesson Corp.	4,960	435,339
Medco Health Solutions, Inc.(1)	7,800	548,340
Patterson Cos., Inc.	1,626	54,308
Quest Diagnostics, Inc.	3,309	202,345
Tenet Healthcare Corp.(1)	7,844	41,652
UnitedHealth Group, Inc.	21,161	1,247,229
WellPoint, Inc.	6,787	500,881
		5,488,256
HOTELS, RESTAURANTS AND LEISURE — 1.9%
Carnival Corp.	9,361	300,301
Chipotle Mexican Grill, Inc.(1)	645	269,610
Darden Restaurants, Inc.	2,541	129,998
International Game Technology	5,919	99,380
Marriott International, Inc. Class A	5,407	204,655
McDonald’s Corp.	20,685	2,029,199
Starbucks Corp.	15,306	855,452
Starwood Hotels & Resorts Worldwide, Inc.	4,040	227,896
Wyndham Worldwide Corp.	2,882	134,042
Wynn Resorts Ltd.	1,575	196,686
Yum! Brands, Inc.	9,240	657,703
		5,104,922
HOUSEHOLD DURABLES — 0.2%
D.R. Horton, Inc.	6,137	93,098
Harman International Industries, Inc.	1,279	59,870
Leggett & Platt, Inc.	2,851	65,601
Lennar Corp., Class A	3,076	83,606
Newell Rubbermaid, Inc.	5,581	99,398
PulteGroup, Inc.(1)	7,031	62,224
Whirlpool Corp.	1,502	115,444
		579,241
HOUSEHOLD PRODUCTS — 2.1%
Clorox Co.	2,722	187,137
Colgate-Palmolive Co.	9,650	943,577
Kimberly-Clark Corp.	7,995	590,751
Procter & Gamble Co. (The)	55,736	3,746,017
		5,467,482
INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS — 0.1%
AES Corp. (The)(1)	12,636	165,153
NRG Energy, Inc.(1)	4,854	76,062
		241,215
INDUSTRIAL CONGLOMERATES — 2.6%
3M Co.	14,079	1,255,987
Danaher Corp.	11,611	650,216
General Electric Co.	214,886	4,312,762
Tyco International Ltd.	9,387	527,362
		6,746,327
INSURANCE — 3.5%
ACE Ltd.	6,870	502,884
Aflac, Inc.	9,319	428,581
Allstate Corp. (The)	10,094	332,294
American International Group, Inc.(1)	10,912	336,417
Aon Corp.	6,517	319,724
Assurant, Inc.	1,827	73,994
Berkshire Hathaway, Inc., Class B(1)	35,703	2,897,298
Chubb Corp. (The)	5,552	383,699
Cincinnati Financial Corp.	3,199	110,397
Genworth Financial, Inc., Class A(1)	9,420	78,374
Hartford Financial Services Group, Inc.	8,804	185,588
Lincoln National Corp.	5,988	157,844
Loews Corp.	6,057	241,493
Marsh & McLennan Cos., Inc.	11,250	368,888
MetLife, Inc.	21,410	799,664
Principal Financial Group, Inc.	6,099	179,981
Progressive Corp. (The)	12,593	291,906
Prudential Financial, Inc.	9,430	597,768
Torchmark Corp.	1,918	95,612
Travelers Cos., Inc. (The)	8,056	476,915
Unum Group	5,872	143,747
XL Group plc	6,421	139,271
		9,142,339
INTERNET AND CATALOG RETAIL — 0.9%
Amazon.com, Inc.(1)	7,373	1,493,106
Expedia, Inc.	2,038	68,151

14

	Shares	Value
Netflix, Inc.(1)	1,129	$129,880
priceline.com, Inc.(1)	1,007	722,523
TripAdvisor, Inc.(1)	2,038	72,695
		2,486,355
INTERNET SOFTWARE AND SERVICES — 1.8%
Akamai Technologies, Inc.(1)	3,619	132,817
eBay, Inc.(1)	23,236	857,176
Google, Inc., Class A(1)	5,148	3,301,104
VeriSign, Inc.	3,429	131,468
Yahoo!, Inc.(1)	24,350	370,607
		4,793,172
IT SERVICES — 3.8%
Accenture plc, Class A	13,178	849,981
Automatic Data Processing, Inc.	9,958	549,582
Cognizant Technology Solutions Corp., Class A(1)	6,113	470,395
Computer Sciences Corp.	3,386	101,377
Fidelity National Information Services, Inc.	4,894	162,089
Fiserv, Inc.(1)	2,835	196,721
International Business Machines Corp.	23,487	4,900,562
MasterCard, Inc., Class A	2,161	908,787
Paychex, Inc.	6,360	197,096
SAIC, Inc.(1)	5,778	76,270
Teradata Corp.(1)	3,299	224,827
Total System Services, Inc.	2,954	68,149
Visa, Inc., Class A	10,111	1,193,098
Western Union Co. (The)	12,958	228,061
		10,126,995
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Hasbro, Inc.	2,534	93,049
Mattel, Inc.	6,744	227,003
		320,052
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Agilent Technologies, Inc.	7,112	316,555
Life Technologies Corp.(1)	3,523	171,993
PerkinElmer, Inc.	2,106	58,252
Thermo Fisher Scientific, Inc.	7,404	417,437
Waters Corp.(1)	1,883	174,479
		1,138,716
MACHINERY — 2.0%
Caterpillar, Inc.	13,154	1,401,164
Cummins, Inc.	3,928	471,517
Deere & Co.	8,234	666,131
Dover Corp.	3,695	232,563
Eaton Corp.	6,759	336,801
Flowserve Corp.	1,074	124,058
Illinois Tool Works, Inc.	9,779	558,576
Ingersoll-Rand plc	5,865	242,518
Joy Global, Inc.	2,090	153,615
PACCAR, Inc.	7,185	336,474
Pall Corp.	2,302	137,268
Parker-Hannifin Corp.	3,034	256,525
Snap-On, Inc.	1,070	65,238
Stanley Black & Decker, Inc.	3,360	258,586
Xylem, Inc.	3,922	108,835
		5,349,869
MEDIA — 3.0%
Cablevision Systems Corp., Class A	4,851	71,213
CBS Corp., Class B	13,376	453,580
Comcast Corp., Class A	54,655	1,640,197
DirecTV, Class A(1)	13,704	676,155
Discovery Communications, Inc. Class A(1)	5,342	270,305
Gannett Co., Inc.	4,408	67,575
Interpublic Group of Cos., Inc. (The)	8,680	99,039
News Corp. Class A	43,734	861,122
Omnicom Group, Inc.	5,677	287,540
Scripps Networks Interactive, Inc. Class A	1,994	97,088
Time Warner Cable, Inc.	6,293	512,880
Time Warner, Inc.	19,675	742,731
Viacom, Inc., Class B	10,826	513,802
Walt Disney Co. (The)	36,431	1,594,949
Washington Post Co. (The), Class B	98	36,610
		7,924,786
METALS AND MINING — 0.8%
Alcoa, Inc.	21,339	213,817
Allegheny Technologies, Inc.	2,232	91,891
Cliffs Natural Resources, Inc.	2,860	198,084
Freeport-McMoRan Copper & Gold, Inc.	19,229	731,471
Newmont Mining Corp.	9,915	508,342
Nucor Corp.	6,571	282,225
Titanium Metals Corp.	1,223	16,584
United States Steel Corp.	2,755	80,914
		2,123,328
MULTI-UTILITIES — 1.3%
Ameren Corp.	4,940	160,945
CenterPoint Energy, Inc.	8,884	175,192
CMS Energy Corp.	4,955	109,010
Consolidated Edison, Inc.	5,970	348,767
Dominion Resources, Inc.	11,594	593,729

15

	Shares	Value
DTE Energy Co.	3,362	$185,011
Integrys Energy Group, Inc.	1,591	84,307
NiSource, Inc.	5,457	132,878
PG&E Corp.	8,257	358,436
Public Service Enterprise Group, Inc.	10,038	307,263
SCANA Corp.	2,212	100,889
Sempra Energy	4,860	291,406
TECO Energy, Inc.	4,470	78,449
Wisconsin Energy Corp.	4,775	167,985
Xcel Energy, Inc.	9,783	258,956
		3,353,223
MULTILINE RETAIL — 0.8%
Big Lots, Inc.(1)	1,470	63,239
Dollar Tree, Inc.(1)	2,472	233,579
Family Dollar Stores, Inc.	2,299	145,481
JC Penney Co., Inc.	3,043	107,813
Kohl’s Corp.	5,250	262,657
Macy’s, Inc.	8,560	340,089
Nordstrom, Inc.	3,201	178,360
Sears Holdings Corp.(1)	742	49,158
Target Corp.	13,522	787,927
		2,168,303
OFFICE ELECTRONICS — 0.1%
Xerox Corp.	26,302	212,520
OIL, GAS AND CONSUMABLE FUELS — 9.2%
Alpha Natural Resources, Inc.(1)	4,436	67,472
Anadarko Petroleum Corp.	10,071	788,962
Apache Corp.	7,774	780,821
Cabot Oil & Gas Corp.	4,354	135,714
Chesapeake Energy Corp.	13,179	305,357
Chevron Corp.	40,183	4,309,225
ConocoPhillips	26,095	1,983,481
CONSOL Energy, Inc.	4,793	163,441
Denbury Resources, Inc.(1)	8,271	150,780
Devon Energy Corp.	8,110	576,783
El Paso Corp.	15,657	462,664
EOG Resources, Inc.	5,400	599,940
EQT Corp.	3,122	150,512
Exxon Mobil Corp.	95,639	8,294,771
Hess Corp.	6,079	358,357
Marathon Oil Corp.	14,306	453,500
Marathon Petroleum Corp.	7,053	305,818
Murphy Oil Corp.	3,872	217,877
Newfield Exploration Co.(1)	2,806	97,312
Noble Energy, Inc.	3,540	346,141
Occidental Petroleum Corp.	16,491	1,570,438
Peabody Energy Corp.	5,449	157,803
Pioneer Natural Resources Co.	2,468	275,404
QEP Resources, Inc.	3,539	107,940
Range Resources Corp.	3,152	183,257
Southwestern Energy Co.(1)	7,096	217,138
Spectra Energy Corp.	13,106	413,494
Sunoco, Inc.	2,106	80,344
Tesoro Corp.(1)	2,578	69,194
Valero Energy Corp.	11,005	283,599
Williams Cos., Inc. (The)	11,865	365,561
WPX Energy, Inc.(1)	4,126	74,309
		24,347,409
PAPER AND FOREST PRODUCTS — 0.2%
International Paper Co.	9,047	317,550
MeadWestvaco Corp.	3,241	102,383
		419,933
PERSONAL PRODUCTS — 0.2%
Avon Products, Inc.	8,346	161,578
Estee Lauder Cos., Inc. (The), Class A	4,638	287,278
		448,856
PHARMACEUTICALS — 5.7%
Abbott Laboratories	31,849	1,952,025
Allergan, Inc.	6,190	590,711
Bristol-Myers Squibb Co.	34,324	1,158,435
Eli Lilly & Co.	20,666	832,220
Forest Laboratories, Inc.(1)	5,626	195,166
Hospira, Inc.(1)	3,507	131,127
Johnson & Johnson	55,607	3,667,838
Merck & Co., Inc.	61,822	2,373,965
Mylan, Inc.(1)	8,451	198,176
Perrigo Co.	1,919	198,252
Pfizer, Inc.	152,409	3,453,588
Watson Pharmaceuticals, Inc.(1)	2,611	175,093
		14,926,596
PROFESSIONAL SERVICES — 0.1%
Dun & Bradstreet Corp.	887	75,156
Equifax, Inc.	2,324	102,860
Robert Half International, Inc.	3,134	94,960
		272,976
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.0%
American Tower Corp.	8,098	510,336
Apartment Investment & Management Co., Class A	2,496	65,919
AvalonBay Communities, Inc.	1,983	280,297
Boston Properties, Inc.	2,968	311,610
Equity Residential	5,987	374,906
HCP, Inc.	8,482	334,700

16

	Shares	Value
Health Care REIT, Inc.	4,242	$233,140
Host Hotels & Resorts, Inc.	13,983	229,601
Kimco Realty Corp.	8,428	162,323
Plum Creek Timber Co., Inc.	3,256	135,319
ProLogis, Inc.	9,179	330,628
Public Storage	2,868	396,271
Simon Property Group, Inc.	6,185	901,031
Ventas, Inc.	5,887	336,148
Vornado Realty Trust	3,848	324,002
Weyerhaeuser Co.	10,675	233,996
		5,160,227
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.1%
CBRE Group, Inc.(1)	6,981	139,341
ROAD AND RAIL — 0.8%
CSX Corp.	21,546	463,670
Norfolk Southern Corp.	6,692	440,534
Ryder System, Inc.	922	48,682
Union Pacific Corp.	9,781	1,051,262
		2,004,148
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Advanced Micro Devices, Inc.(1)	12,296	98,614
Altera Corp.	6,506	259,069
Analog Devices, Inc.	6,209	250,844
Applied Materials, Inc.	26,437	328,876
Broadcom Corp., Class A(1)	9,755	383,371
First Solar, Inc.(1)	1,222	30,611
Intel Corp.	101,411	2,850,663
KLA-Tencor Corp.	3,411	185,627
Linear Technology Corp.	4,577	154,245
LSI Corp.(1)	11,285	97,954
Microchip Technology, Inc.	3,793	141,100
Micron Technology, Inc.(1)	19,709	159,643
Novellus Systems, Inc.(1)	1,586	79,157
NVIDIA Corp.(1)	12,450	191,605
Teradyne, Inc.(1)	3,699	62,476
Texas Instruments, Inc.	23,177	778,979
Xilinx, Inc.	5,372	195,702
		6,248,536
SOFTWARE — 3.8%
Adobe Systems, Inc.(1)	10,005	343,272
Autodesk, Inc.(1)	4,618	195,434
BMC Software, Inc.(1)	3,280	131,725
CA, Inc.	7,418	204,440
Cerner Corp.(1)	3,014	229,546
Citrix Systems, Inc.(1)	3,746	295,597
Electronic Arts, Inc.(1)	6,864	113,119
Intuit, Inc.	5,832	350,678
Microsoft Corp.	151,416	4,883,166
Oracle Corp.	79,320	2,312,971
Red Hat, Inc.(1)	3,932	235,488
Salesforce.com, Inc.(1)	2,738	423,048
Symantec Corp.(1)	14,909	278,798
		9,997,282
SPECIALTY RETAIL — 2.0%
Abercrombie & Fitch Co., Class A	1,626	80,666
AutoNation, Inc.(1)	922	31,634
AutoZone, Inc.(1)	532	197,798
Bed Bath & Beyond, Inc.(1)	4,870	320,300
Best Buy Co., Inc.	5,684	134,597
CarMax, Inc.(1)	4,533	157,068
GameStop Corp., Class A	2,974	64,952
Gap, Inc. (The)	6,607	172,707
Home Depot, Inc. (The)	31,198	1,569,571
Limited Brands, Inc.	5,126	246,048
Lowe’s Cos., Inc.	25,223	791,498
O’Reilly Automotive, Inc.(1)	2,578	235,500
Ross Stores, Inc.	4,656	270,513
Staples, Inc.	13,721	222,006
Tiffany & Co.	2,645	182,849
TJX Cos., Inc. (The)	15,184	602,957
Urban Outfitters, Inc.(1)	2,310	67,244
		5,347,908
TEXTILES, APPAREL AND LUXURY GOODS — 0.7%
Coach, Inc.	5,761	445,210
NIKE, Inc., Class B	7,456	808,529
Ralph Lauren Corp.	1,354	236,043
VF Corp.	1,728	252,253
		1,742,035
THRIFTS AND MORTGAGE FINANCE — 0.1%
Hudson City Bancorp., Inc.	11,508	84,124
People’s United Financial, Inc.	6,888	91,197
		175,321
TOBACCO — 1.9%
Altria Group, Inc.	41,108	1,269,004
Lorillard, Inc.	2,737	354,387
Philip Morris International, Inc.	34,888	3,091,426
Reynolds American, Inc.	6,837	283,325
		4,998,142
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Fastenal Co.	5,898	319,082
W.W. Grainger, Inc.	1,217	261,424
		580,506

17

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Crown Castle International Corp.(1)	5,077	270,807
MetroPCS Communications, Inc.(1)	6,234	56,231
Sprint Nextel Corp.(1)	58,919	167,919
		494,957
TOTAL COMMON STOCKS (Cost $178,314,652)		258,085,642
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $1,546,018), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $1,514,207)		1,514,206
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $964,084), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $946,381)		946,379

	Shares/ Principal Amount	Value
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $1,160,639), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $1,135,657)		$1,135,654
SSgA U.S. Government Money Market Fund	643,232	643,232
U.S. Treasury Bills 0.02%, 5/3/12(2)(3)	$730,000	729,977
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,969,457)		4,969,448
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $183,284,109)		263,055,090
OTHER ASSETS AND LIABILITIES — 0.1%		390,033
TOTAL NET ASSETS — 100.0%		$263,445,123

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
75	S&P 500 E-Mini	June 2012	$5,262,000	$135,996

Notes to Schedule of Investments

† Category is less than 0.05% of total net assets.
(1)	Non-income producing.
(2)	Security has been pledged at the custodian bank or with a broker for margin requirements on futures contracts.
(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $183,284,109)	$263,055,090
Receivable for capital shares sold	359,179
Receivable for variation margin on futures contracts	18,408
Dividends and interest receivable	337,515
263,770,192

Liabilities
Payable for capital shares redeemed	223,177
Accrued management fees	101,892
325,069

Net Assets	$263,445,123

Net Assets Consist of:
Capital (par value and paid-in surplus)	$190,307,774
Accumulated net realized loss	(6,769,628)
Net unrealized appreciation	79,906,977
$263,445,123

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$229,481,997	42,326,055	$5.42
Institutional Class, $0.01 Par Value	$33,963,126	6,261,222	$5.42

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends	$5,348,501
Interest	1,855
5,350,356

Expenses:
Management fees	1,163,571
Directors’ fees and expenses	9,558
Other expenses	62
1,173,191

Net investment income (loss)	4,177,165

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,527,315
Futures contract transactions	270,641
10,797,956

Change in net unrealized appreciation (depreciation) on:
Investments	3,783,962
Futures contracts	95,448
3,879,410

Net realized and unrealized gain (loss)	14,677,366

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,854,531

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$4,177,165	$5,972,214
Net realized gain (loss)	10,797,956	70,207,172
Change in net unrealized appreciation (depreciation)	3,879,410	(30,566,414)
Net increase (decrease) in net assets resulting from operations	18,854,531	45,612,972

Distributions to Shareholders
From net investment income:
Investor Class	(8,367,038)	(3,291,548)
Institutional Class	(1,477,364)	(2,459,234)
From net realized gains:
Investor Class	(1,812,614)	—
Institutional Class	(301,965)	—
Decrease in net assets from distributions	(11,958,981)	(5,750,782)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(17,750,028)	(206,054,304)

Net increase (decrease) in net assets	(10,854,478)	(166,192,114)

Net Assets
Beginning of period	274,299,601	440,491,715
End of period	$263,445,123	$274,299,601

Undistributed net investment income	—	$131,093

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objectives by matching, as closely as possible, the investment characteristics and results of the S&P 500 Index.

The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

22

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

23

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.350% to 0.490% for the Investor Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

ACIM has entered into a subadvisory agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $7,079,874 and $31,301,985, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	5,611,974	$28,447,842	7,592,817	$36,013,103
Issued in reinvestment of distributions	2,035,675	9,942,939	675,260	3,212,242
Redeemed	(9,178,417)	(46,060,069)	(9,367,020)	(43,371,841)
	(1,530,768)	(7,669,288)	(1,098,943)	(4,146,496)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	1,760,166	8,824,066	3,607,728	16,847,390
Issued in reinvestment of distributions	364,111	1,779,329	533,303	2,459,234
Redeemed	(4,044,247)	(20,684,135)	(45,862,531)	(221,214,432)
	(1,919,970)	(10,080,740)	(41,721,500)	(201,907,808)
Net increase (decrease)	(3,450,738)	$(17,750,028)	(42,820,443)	$(206,054,304)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$258,085,642	—	—
Temporary Cash Investments	643,232	$4,326,216	—
Total Value of Investment Securities	$258,728,874	$4,326,216	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$135,996	—	—

25

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The equity price risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of equity price risk derivative instruments as of March 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $18,408 in receivable for variation margin on futures contracts.* For the year ended March 31, 2012, the effect of equity price risk derivative instruments on the Statement of Operations was $270,641 in net realized gain (loss) on futures contract transactions and $95,448 in change in net unrealized appreciation (depreciation) on futures contracts.

*	Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$5,539,993	$5,750,782
Long-term capital gains	$6,418,988	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to the recharacterization of distributions for federal income tax purposes, were made to capital $1,183,600, accumulated net investment loss $5,536,144, and accumulated net realized loss $(6,719,744).

26

As of March 31, 2012, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$189,917,741
Gross tax appreciation of investments	$99,969,851
Gross tax depreciation of investments	(26,832,502)
Net tax appreciation (depreciation) of investments	$73,137,349

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts.

The fund had no distributable capital gains or losses for federal income tax purposes for the year ended March 31, 2012.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$5.27	0.08	0.31	0.39	(0.20)	(0.04)	—	(0.24)	$5.42	8.07%	0.49%	1.63%	3%	$229,482
2011	$4.64	0.07	0.64	0.71	(0.08)	—	—	(0.08)	$5.27	15.39%	0.50%	1.54%	4%	$231,171
2010	$3.17	0.07	1.47	1.54	(0.07)	—	—	(0.07)	$4.64	48.96%	0.49%	1.81%	12%	$208,726
2009	$5.26	0.09	(2.09)	(2.00)	(0.09)	—	—	(0.09)	$3.17	(38.36)%	0.49%	1.93%	5%	$129,026
2008	$5.66	0.09	(0.39)	(0.30)	(0.10)	—	—(3)	(0.10)	$5.26	(5.46)%	0.49%	1.51%	9%	$207,571
Institutional Class
2012	$5.27	0.09	0.31	0.40	(0.21)	(0.04)	—	(0.25)	$5.42	8.24%	0.29%	1.83%	3%	$33,963
2011	$4.64	0.08	0.64	0.72	(0.09)	—	—	(0.09)	$5.27	15.62%	0.30%	1.74%	4%	$43,129
2010	$3.17	0.08	1.47	1.55	(0.08)	—	—	(0.08)	$4.64	49.27%	0.29%	2.01%	12%	$231,766
2009	$5.26	0.10	(2.09)	(1.99)	(0.10)	—	—	(0.10)	$3.17	(38.24)%	0.29%	2.13%	5%	$191,053
2008	$5.67	0.10	(0.40)	(0.30)	(0.11)	—	—(3)	(0.11)	$5.26	(5.27)%	0.29%	1.71%	9%	$599,914

28

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Equity Index Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.  No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $5,118,007, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,418,988, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75028   1205

ANNUAL REPORT                    MARCH 31, 2012

Market Neutral Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	7
Shareholder Fee Example	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the five-month period from the fund’s inception date to March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

“Risk On” Attitude Bolstered U.S. Equity Returns

“Risk off,” which was a major investment theme during the third quarter of 2011, switched to “risk on” during the fourth quarter of 2011 and the first quarter of 2012. These two consecutive quarters of increased tolerance for investment risk formed the backdrop for this report.

Five-month investment returns, as of March 31, 2012, reflected rekindled confidence in the U.S. economic recovery and European debt crisis solutions. Fears of another U.S. recession and a deepening European financial crisis—which caused dramatic dips in U.S. Treasury yields and U.S. stock index levels in the third quarter of 2011—eased. Improvements in employment and the housing market triggered optimism. Meanwhile, central banks around the world continued to bolster and maintain global financial market liquidity, especially in Europe.

As a result, U.S. stocks outpaced U.S. bonds by a wide margin for the reporting period. The S&P 500 Index surged ahead 13.49%, while its broad taxable bond market counterpart, the Barclays U.S. Aggregate Bond Index, inched up just 1.32%. U.S. Treasury returns (particularly for shorter-maturity Treasuries) were even lower than the broad bond market’s, as investors switched from Treasuries to higher-yielding bonds or other asset categories with more appreciation potential in stronger anticipated growth scenarios.

But the economic road ahead still has many possible bumps and potholes in it. Europe, the Middle East, government budget deficits, and the U.S. presidential election could trigger more market instability. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth.  The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Produced Strong Returns

For the period from October 31, 2011, through March 31, 2012, U.S. stocks posted double-digit gains. The market’s advance was driven by improving economic conditions and positive developments in the European sovereign debt crisis.

Economic data released during the reporting period provided evidence of a gradual but promising economic recovery. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low of 8.3% by the end of the period. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. As a result, the U.S. economy grew at a 3% annual rate in the fourth quarter of 2011, compared with an average of 1.2% for the first three quarters of 2011.

Better news out of Europe also provided a boost to investor confidence. The European Central Bank provided liquidity injections to the debt markets and additional funding support for the Continent’s beleaguered banking sector. In addition, a debt restructuring agreement in Greece helped ease the country’s near-term debt problems. These developments provided some optimism that Europe was making progress toward solving the fiscal challenges facing a number of countries.

Growth and Value Stocks Mixed

For the reporting period, the broad equity indices returned approximately 13%. As the table below illustrates, returns were comparable across all capitalization segments of the equity market. Growth and value stocks generated mixed results—growth issues outpaced value among large-cap stocks, growth and value were virtually even in the mid-cap segment of the market, and value outperformed growth among small-cap shares.

The mixed performance of growth and value shares was a reflection of sector returns during the period. Growth-oriented sectors such as information technology and consumer discretionary, which were major beneficiaries of the improving economic environment, posted the best returns. However, the financials sector, which is the largest sector weighting in most value indices, was also among the better-performing sectors for the reporting period.

U.S. Stock Index Returns
From October 31, 2011 through March 31, 2012*
Russell 1000 Index (Large-Cap)	13.55%	Russell 2000 Index (Small-Cap)	12.77%
Russell 1000 Growth Index	14.31%	Russell 2000 Growth Index	12.43%
Russell 1000 Value Index	12.77%	Russell 2000 Value Index	13.11%
Russell Midcap Index	12.24%
Russell Midcap Growth Index	12.26%
Russell Midcap Value Index	12.22%

*Total returns for periods less than one year are not annualized.

4

Performance

Total Returns as of March 31, 2012
	Ticker Symbol	Since Inception(1)	Inception Date
Investor Class	ACVVX	3.20%(2)	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	—
Institutional Class	ACVKX	3.30%(2)	10/31/11
A Class No sales charge* With sales charge*	ACVQX	3.10%(2) -2.83%(2)	10/31/11
C Class No sales charge* With sales charge*	ACVHX	2.80%(2) 1.80%(2)	10/31/11
R Class	ACVWX	3.00%(2)	10/31/11

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
4.44%	4.24%	4.69%	5.44%	4.94%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. In addition, its investment approach may involve higher volatility, short sales risk and overweighting risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Phil Davidson, Michael Liss, and Kevin Toney

Performance Summary

Market Neutral Value returned 3.20%* (including operating expenses) between its inception on October 31, 2011 and March 31, 2012. This compares to the 0.01% return of its benchmark, the Barclays U.S. 1–3 Month Treasury Bill Index.

During the abbreviated reporting period, the U.S. stock market posted a gain, largely as a result of its strong performance during the first quarter of 2012. Earlier, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased.

In this environment, and in keeping with our investment approach, we took long positions in securities we identified as undervalued and short positions in securities that we identified as overvalued. In a long position, Market Neutral Value purchases the security outright. In a short position, we sell at the current market price a security the portfolio did not own but had borrowed in anticipation that the security’s price would decline.

Positions in the Industrials Sector Contributed

Market Neutral Value benefited from its positions in the industrials sector. The portfolio was long shares of Proto Labs, an online and technology-enabled quick-turn manufacturer of custom parts for prototyping and short-run production. The stock, which was purchased during the initial public offering (IPO), appreciated significantly and boosted relative performance. A short position in HEICO Corp., an aerospace, defense and electronics company, also enhanced relative results.

Positions in the Utilities Sector Detracted

In the utilities sector, a long position in natural gas distributor AGL Resources detracted as gas utilities generally underperformed. A short position in Southern, an electric utility primarily serving the southeastern U.S., also dampened relative performance.

Outlook

We will continue to adhere to our disciplined, bottom-up investment process, seeking long-term capital growth, independent of equity market conditions.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized. Returns would have been lower if a portion of the management fee had not been waived.

6

Fund Characteristics

MARCH 31, 2012
Top Ten Long Holdings	% of net assets
Molex, Inc., Class A	4.85%
National Retail Properties, Inc. (Convertible)	4.66%
Enbridge Energy Partners LP, Class A	4.52%
HEICO Corp., Class A	3.43%
BHP Billiton plc ADR	3.34%
Rush Enterprises, Inc., Class B	3.10%
iShares Russell 1000 Value Index Fund	2.70%
Republic Services, Inc.	2.66%
American Tower Corp.	2.54%
Lowe's Cos., Inc.	2.51%

Top Ten Short Holdings	% of net assets
Molex, Inc.	(4.87)%
National Retail Properties, Inc.	(4.64)%
Enbridge Energy Management LLC	(4.47)%
HEICO Corp.	(3.42)%
BHP Billiton Ltd. ADR	(3.33)%
Verizon Communications, Inc.	(3.15)%
Rush Enterprises, Inc., Class A	(3.02)%
iShares Russell 1000 Growth Index Fund	(2.70)%
Waste Management, Inc.	(2.64)%
Southern Co. (The)	(2.39)%

Types of Investments in Portfolio	% of net assets
Common Stocks	70.6%
Convertible Bonds	8.5%
Exchange-Traded Funds	4.2%
Common Stocks Sold Short	(68.3)%
Exchange-Traded Funds Sold Short	(15.0)%
Temporary Cash Investments	14.8%
Other Assets and Liabilities*	85.2%

*Amount relates primarily to deposits with broker for securities sold short at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,032.00(2)	$20.90(3)	4.92%
Investor Class (before waiver)	$1,000	$1,032.00(2)(5)	$22.17(3)	5.22%
Institutional Class (after waiver)	$1,000	$1,033.00(2)	$20.06(3)	4.72%
Institutional Class (before waiver)	$1,000	$1,033.00(2)(5)	$21.33(3)	5.02%
A Class (after waiver)	$1,000	$1,031.00(2)	$21.95(3)	5.17%
A Class (before waiver)	$1,000	$1,031.00(2)(5)	$23.22(3)	5.47%
C Class (after waiver)	$1,000	$1,028.00(2)	$25.09(3)	5.92%
C Class (before waiver)	$1,000	$1,028.00(2)(5)	$26.37(3)	6.22%
R Class (after waiver)	$1,000	$1,030.00(2)	$23.00(3)	5.42%
R Class (before waiver)	$1,000	$1,030.00(2)(5)	$24.27(3)	5.72%
Hypothetical
Investor Class (after waiver)	$1,000	$1,000.40(4)	$24.60(4)	4.92%
Investor Class (before waiver)	$1,000	$998.90(4)	$26.09(4)	5.22%
Institutional Class (after waiver)	$1,000	$1,001.40(4)	$23.62(4)	4.72%
Institutional Class (before waiver)	$1,000	$999.90(4)	$25.10(4)	5.02%
A Class (after waiver)	$1,000	$999.15(4)	$25.84(4)	5.17%
A Class (before waiver)	$1,000	$997.65(4)	$27.32(4)	5.47%
C Class (after waiver)	$1,000	$995.40(4)	$29.53(4)	5.92%
C Class (before waiver)	$1,000	$993.90(4)	$31.01(4)	6.22%
R Class (after waiver)	$1,000	$997.90(4)	$27.07(4)	5.42%
R Class (before waiver)	$1,000	$996.40(4)	$28.55(4)	5.72%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value based on actual return from October 31, 2011 (fund inception) through March 31, 2011.
(3)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 153, the number of days in the period from October 31, 2011 (fund inception) through March 31, 2012, divided by 366 to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

(5)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

9

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks(1) — 70.6%
AEROSPACE AND DEFENSE — 6.3%
General Dynamics Corp.	1,057	$77,563
HEICO Corp., Class A	4,091	164,254
Raytheon Co.	1,139	60,116
		301,933
BEVERAGES — 1.4%
Dr Pepper Snapple Group, Inc.	1,689	67,915
CAPITAL MARKETS — 2.9%
Charles Schwab Corp. (The)	5,987	86,033
Northern Trust Corp.	1,075	51,009
		137,042
CHEMICALS — 0.6%
E.I. du Pont de Nemours & Co.	534	28,249
COMMERCIAL BANKS — 2.0%
Cullen/Frost Bankers, Inc.	710	41,315
PNC Financial Services Group, Inc.	830	53,527
		94,842
COMMERCIAL SERVICES AND SUPPLIES — 2.7%
Republic Services, Inc.	4,172	127,496
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
AT&T, Inc.	2,536	79,199
ELECTRIC UTILITIES — 1.8%
Great Plains Energy, Inc.	1,807	36,628
NV Energy, Inc.	3,011	48,537
		85,165
ELECTRICAL EQUIPMENT — 1.7%
Hubbell, Inc., Class A	876	66,243
Rockwell Automation, Inc.	203	16,179
		82,422
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 5.0%
M/A-COM Technology Solutions Holdings, Inc.(2)	334	6,927
Molex, Inc., Class A	9,899	232,132
		239,059
ENERGY EQUIPMENT AND SERVICES — 0.5%
Schlumberger Ltd.	317	22,168
FOOD PRODUCTS — 2.2%
Kraft Foods, Inc., Class A	847	32,195
Ralcorp Holdings, Inc.(2)	1,015	75,201
		107,396
GAS UTILITIES — 1.4%
AGL Resources, Inc.	1,749	68,596
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.5%
CareFusion Corp.(2)	1,395	36,172
Medtronic, Inc.	929	36,408
Stryker Corp.	393	21,804
Zimmer Holdings, Inc.	380	24,426
		118,810
HOTELS, RESTAURANTS AND LEISURE — 0.7%
Carnival Corp.	1,044	33,492
HOUSEHOLD DURABLES — 0.4%
Whirlpool Corp.	259	19,907
HOUSEHOLD PRODUCTS — 0.7%
Procter & Gamble Co. (The)	489	32,866
INDUSTRIAL CONGLOMERATES — 3.0%
Koninklijke Philips Electronics NV	3,499	71,205
Tyco International Ltd.	1,325	74,438
		145,643
INSURANCE — 1.2%
Chubb Corp. (The)	351	24,257
MetLife, Inc.	845	31,561
		55,818
MACHINERY — 0.7%
Oshkosh Corp.(2)	1,549	35,890
MEDIA — 1.1%
Time Warner Cable, Inc.	657	53,545
METALS AND MINING — 3.3%
BHP Billiton plc ADR	2,603	159,772
MULTI-UTILITIES — 1.0%
PG&E Corp.	1,072	46,535
MULTILINE RETAIL — 0.3%
Target Corp.	222	12,936
OIL, GAS AND CONSUMABLE FUELS — 8.9%
DCP Midstream Partners LP	459	21,041
Enbridge Energy Partners LP, Class A	6,982	216,232
Imperial Oil Ltd.	971	44,074
Spectra Energy Partners LP	686	21,918
Total S.A. ADR	1,701	86,955
Ultra Petroleum Corp.(2)	722	16,339
Williams Partners LP	348	19,693
		426,252

10

	Shares	Value
PHARMACEUTICALS — 2.2%
Mylan, Inc.(2)	1,775	$41,624
Pfizer, Inc.	1,049	23,770
Teva Pharmaceutical Industries Ltd. ADR	936	42,176
		107,570
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
American Tower Corp.	1,926	121,376
ROAD AND RAIL — 0.5%
Norfolk Southern Corp.	336	22,119
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.9%
Applied Materials, Inc.	3,407	42,383
SPECIALTY RETAIL — 3.0%
Lowe’s Cos., Inc.	3,826	120,060
Staples, Inc.	1,582	25,597
		145,657
THRIFTS AND MORTGAGE FINANCE — 1.3%
Capitol Federal Financial, Inc.	5,130	60,842
TRADING COMPANIES AND DISTRIBUTORS — 3.1%
Rush Enterprises, Inc., Class B(2)	8,529	148,319
WIRELESS TELECOMMUNICATION SERVICES — 3.1%
Rogers Communications, Inc., B Shares	923	36,643
Telephone & Data Systems, Inc.	1,804	41,763
Vodafone Group plc ADR	2,574	71,222
		149,628
TOTAL COMMON STOCKS (Cost $3,082,001)		3,380,842

	Principal Amount
Convertible Bonds(1) — 8.5%
PAPER AND FOREST PRODUCTS — 2.1%
Rayonier TRS Holdings, Inc., 4.50%, 8/15/15	$73,000	101,835
REAL ESTATE INVESTMENT TRUSTS (REITs) — 6.4%
Annaly Capital Management, Inc., 4.00%, 2/15/15	69,000	80,558
National Retail Properties, Inc., 3.95%, 9/15/26	194,000	222,857
		303,415
TOTAL CONVERTIBLE BONDS (Cost $396,283)		405,250

	Shares	Value
Exchange-Traded Funds(1) — 4.2%
iShares Russell 1000 Value Index Fund	1,846	$129,349
Market Vectors Gold Miners	999	49,521
Market Vectors Pharmaceutical ETF(2)	616	23,691
TOTAL EXCHANGE-TRADED FUNDS (Cost $198,840)		202,561
Temporary Cash Investments(1) — 14.8%
SSgA U.S. Government Money Market Fund (Cost $705,831)	705,831	705,831
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 98.1% (Cost $4,382,955)		4,694,484
Securities Sold Short — (83.3)%
Common Stocks Sold Short — (68.3)%
AEROSPACE AND DEFENSE — (6.3)%
Boeing Co. (The)	(1,048)	(77,940)
HEICO Corp.	(3,170)	(163,540)
Lockheed Martin Corp.	(673)	(60,476)
		(301,956)
BEVERAGES — (1.4)%
PepsiCo, Inc.	(1,024)	(67,942)
BIOTECHNOLOGY — (1.0)%
Amgen, Inc.	(690)	(46,913)
CAPITAL MARKETS — (2.9)%
Ameriprise Financial, Inc.	(763)	(43,590)
Bank of New York Mellon Corp. (The)	(2,137)	(51,566)
BlackRock, Inc.	(217)	(44,463)
		(139,619)
CHEMICALS — (0.6)%
Monsanto Co.	(361)	(28,793)
COMMERCIAL BANKS — (1.1)%
Fifth Third Bancorp.	(3,812)	(53,559)
COMMERCIAL SERVICES AND SUPPLIES — (2.6)%
Waste Management, Inc.	(3,609)	(126,171)
COMPUTERS AND PERIPHERALS — (0.2)%
Hewlett-Packard Co.	(307)	(7,316)
DIVERSIFIED TELECOMMUNICATION SERVICES — (3.9)%
BCE, Inc.	(909)	(36,414)
Verizon Communications, Inc.	(3,946)	(150,856)
		(187,270)
ELECTRIC UTILITIES — (2.4)%
Southern Co. (The)	(2,546)	(114,392)

11

	Shares	Value
ELECTRICAL EQUIPMENT — (1.4)%
Hubbell, Inc., Class B	(856)	$(67,265)
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — (4.9)%
Molex, Inc.	(8,285)	(232,974)
ENERGY EQUIPMENT AND SERVICES — (0.5)%
Halliburton Co.	(663)	(22,005)
FOOD PRODUCTS — (2.3)%
ConAgra Foods, Inc.	(2,840)	(74,579)
Unilever NV	(971)	(33,043)
		(107,622)
HEALTH CARE PROVIDERS AND SERVICES — (0.8)%
AmerisourceBergen Corp.	(592)	(23,490)
McKesson Corp.	(144)	(12,639)
		(36,129)
HOTELS, RESTAURANTS AND LEISURE — (0.7)%
Royal Caribbean Cruises Ltd.	(1,136)	(33,433)
INSURANCE — (1.6)%
Berkshire Hathaway, Inc., Class B	(569)	(46,174)
Prudential Financial, Inc.	(505)	(32,012)
		(78,186)
MACHINERY — (2.2)%
Deere & Co.	(629)	(50,886)
Parker Hannifin Corp.	(620)	(52,421)
		(103,307)
MEDIA — (1.1)%
Comcast Corp., Class A	(1,787)	(53,628)
METALS AND MINING — (3.3)%
BHP Billiton Ltd. ADR	(2,200)	(159,280)
MULTILINE RETAIL — (0.9)%
Sears Holdings Corp.	(637)	(42,201)
OIL, GAS AND CONSUMABLE FUELS — (7.5)%
ConocoPhillips	(1,094)	(83,155)
Copano Energy LLC	(1,796)	(64,117)
Enbridge Energy Management LLC	(6,719)	(213,933)
		(361,205)
PHARMACEUTICALS — (1.8)%
Watson Pharmaceuticals, Inc.	(1,256)	(84,227)
REAL ESTATE INVESTMENT TRUSTS (REITs) — (9.8)%
Annaly Capital Management, Inc.	(4,890)	(77,360)
Equity Residential	(1,133)	(70,948)
National Retail Properties, Inc.	(8,174)	(222,251)
Rayonier, Inc.	(2,277)	(100,393)
		(470,952)
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — (0.9)%
Intel Corp.	(1,074)	(30,190)
KLA-Tencor Corp.	(229)	(12,462)
		(42,652)
SPECIALTY RETAIL — (2.3)%
Home Depot, Inc. (The)	(2,213)	(111,336)
TRADING COMPANIES AND DISTRIBUTORS — (3.0)%
Rush Enterprises, Inc., Class A	(6,803)	(144,360)
WIRELESS TELECOMMUNICATION SERVICES — (0.9)%
United States Cellular Corp.	(1,044)	(42,731)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $3,093,659)		(3,267,424)
Exchange-Traded Funds Sold Short — (15.0)%
Consumer Discretionary Select Sector SPDR Fund	(593)	(26,744)
Consumer Staples Select Sector SPDR Fund	(975)	(33,228)
Industrial Select Sector SPDR Fund	(2,592)	(96,993)
iShares Cohen & Steers Realty Majors Index Fund	(655)	(50,199)
iShares Dow Jones US Medical Devices Index Fund	(1,222)	(82,901)
iShares Russell 1000 Growth Index Fund	(1,955)	(129,186)
iShares S&P Global Energy Sector Index Fund	(1,160)	(46,133)
SPDR Gold Trust	(307)	(49,777)
SPDR S&P Regional Banking ETF	(3,587)	(102,122)
United States Natural Gas Fund LP	(973)	(15,490)
Utilities Select Sector SPDR Fund	(2,418)	(84,751)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $678,459)		(717,524)
TOTAL SECURITIES SOLD SHORT — (83.3)% (Proceeds $3,772,118)		(3,984,948)
OTHER ASSETS AND LIABILITIES — 85.2%		4,076,765
TOTAL NET ASSETS — 100.0%		$4,786,301

12

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
40,251	CAD for USD	UBS AG	4/30/12	$40,331	$34
85,700	EUR for USD	UBS AG	4/30/12	114,311	(278)
41,144	GBP for USD	Credit Suisse AG	4/30/12	65,800	(439)
				$220,442	$(683)
(Value on Settlement Date $219,759)

Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,460	CAD for USD	UBS AG	4/30/12	$1,463	$4
2,116	EUR for USD	UBS AG	4/30/12	2,822	1
1,093	GBP for USD	Credit Suisse AG	4/30/12	1,747	8
				$6,032	$13
(Value on Settlement Date $6,019)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
ETF = Exchange-Traded Fund
EUR = Euro
GBP = British Pound
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1)
Security, or a portion thereof, has been segregated at the custodian bank or on the fund’s records for collateral requirements on securities sold short. At period end, the aggregate value of securities pledged at the custodian bank was $2,845,576.

(2)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $4,382,955)	$4,694,484
Foreign currency holdings, at value (cost of $482)	482
Deposits with broker for securities sold short	4,037,976
Receivable for investments sold	35,505
Receivable for capital shares sold	40,000
Unrealized gain on forward foreign currency exchange contracts	47
Dividends and interest receivable	7,493
8,815,987

Liabilities
Securities sold short, at value (proceeds of $3,772,118)	3,984,948
Payable for investments purchased	31,011
Unrealized loss on forward foreign currency exchange contracts	717
Accrued management fees	5,984
Distribution and service fees payable	611
Dividend expense payable on securities sold short	6,333
Broker fees and charges payable on securities sold short	82
4,029,686

Net Assets	$4,786,301

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,659,536
Undistributed net realized gain	28,734
Net unrealized appreciation	98,031
$4,786,301

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$3,118,060	302,183	$10.32
Institutional Class, $0.01 Par Value	$413,130	40,000	$10.33
A Class, $0.01 Par Value	$432,108	41,916	$10.31*
C Class, $0.01 Par Value	$411,074	40,000	$10.28
R Class, $0.01 Par Value	$411,929	40,000	$10.30

*Maximum offering price $10.94 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

FOR THE PERIOD ENDED MARCH 31, 2012(1)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $306)	$43,122
Interest	1,264
44,386

Expenses:
Dividend expense on securities sold short	46,417
Broker fees and charges on securities sold short	13,775
Management fees	34,266
Distribution and service fees:
A Class	428
C Class	1,683
R Class	843
Directors’ fees and expenses	66
Other expenses	94
97,572
Fees waived	(5,464)
92,108

Net investment income (loss)	(47,722)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	254,002
Securities sold short transactions	(180,322)
Foreign currency transactions	996
74,676

Change in net unrealized appreciation (depreciation) on:
Investments	311,529
Securities sold short	(212,830)
Translation of assets and liabilities in foreign currencies	(668)
98,031

Net realized and unrealized gain (loss)	172,707

Net Increase (Decrease) in Net Assets Resulting from Operations	$124,985

(1)	October 31, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

PERIOD ENDED MARCH 31, 2012(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(47,722)
Net realized gain (loss)	74,676
Change in net unrealized appreciation (depreciation)	98,031
Net increase (decrease) in net assets resulting from operations	124,985

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	4,661,316

Net increase (decrease) in net assets	4,786,301

Net Assets
End of period	$4,786,301

(1)	October 31, 2011 (fund inception) through March 31, 2012.

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Market Neutral Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions. The fund buys, or takes long positions in, equity securities that have been identified as undervalued. The fund takes short positions in equity securities that have been identified as overvalued. The fund’s investment process is designed to maintain approximately equal dollar amounts invested in long and short positions at all times.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on October 31, 2011, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

17

Investments in open-end management investment companies are valued at the reported net asset value per share. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short —The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges on the assets borrowed for securities sold short. Liabilities for securities sold short are valued daily and changes in value are recorded as unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts.  American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.  The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, short sales and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management

18

believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the period ended March 31, 2012, the investment advisor voluntarily agreed to waive 0.30% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2013, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the period October 31, 2011 (fund inception) through March 31, 2012 was $3,433, $506, $514, $505 and $506 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the period October 31, 2011 (fund inception) through March 31, 2012 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period October 31, 2011 (fund inception) through March 31, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

19

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. ACIM and the fund’s portfolio managers own 34% and 44%, respectively, of the outstanding shares of the fund.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the period October 31, 2011 (fund inception) through March 31, 2012 were $10,090,825 and $10,266,600, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended March 31, 2012(1)
	Shares	Amount
Investor Class/Shares Authorized	100,000,000
Sold	363,789	$3,667,749
Redeemed	(61,606)	(625,965)
	302,183	3,041,784
Institutional Class/Shares Authorized	50,000,000
Sold	40,000	400,000
A Class/Shares Authorized	50,000,000
Sold	41,916	419,532
C Class/Shares Authorized	50,000,000
Sold	40,000	400,000
R Class/Shares Authorized	50,000,000
Sold	40,000	400,000
Net increase (decrease)	464,099	$4,661,316

(1)	October 31, 2011 (fund inception) through March 31, 2012.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

20

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$2,794,357	—	—
Foreign Common Stocks	586,485	—	—
Convertible Bonds	—	$405,250	—
Exchange-Traded Funds	202,561	—	—
Temporary Cash Investments	705,831	—	—
Total Value of Investment Securities	$4,289,234	$405,250	—

Securities Sold Short
Domestic Common Stocks	$(3,038,687)	—	—
Foreign Common Stocks	(228,737)	—	—
Exchange-Traded Funds	(717,524)	—	—
Total Value of Securities Sold Short	$(3,984,948)	—	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(670)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $47 in unrealized gain on forward foreign currency exchange contracts and as a liability of $717 in unrealized loss on forward foreign currency exchange contracts. For the period ended March 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,003 in net realized gain (loss) on foreign currency transactions and $(670) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

21

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the period October 31, 2011 (fund inception) through March 31, 2012.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,398,140
Gross tax appreciation of investments	$316,911
Gross tax depreciation of investments	(20,567)
Net tax appreciation (depreciation) of investments	$296,344
Net tax appreciation (depreciation) on securities sold short	$(232,323)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$64,021
Undistributed ordinary income	$62,744

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

22

Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:			Net Asset Value, End of Period		Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Total Return(2)	Operating Expenses(5)	Operating Expenses (before expense waiver)(5)	Operating Expenses (excluding expenses on securities sold short(5)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012(3)	$10.00	(0.11)	0.43	0.32	$10.32	3.20%	4.92%(4)	5.22%(4)	1.61%(4)	(2.49)%(4)	(2.79)%(4)	292%	$3,118
Institutional Class
2012(3)	$10.00	(0.09)	0.42	0.33	$10.33	3.30%	4.72%(4)	5.02%(4)	1.41%(4)	(2.29)%(4)	(2.59)%(4)	292%	$413
A Class
2012(3)	$10.00	(0.11)	0.42	0.31	$10.31	3.10%	5.17%(4)	5.47%(4)	1.86%(4)	(2.74)%(4)	(3.04)%(4)	292%	$432
C Class
2012(3)	$10.00	(0.14)	0.42	0.28	$10.28	2.80%	5.92%(4)	6.22%(4)	2.61%(4)	(3.49)%(4)	(3.79)%(4)	292%	$411
R Class
2012(3)	$10.00	(0.12)	0.42	0.30	$10.30	3.00%	5.42%(4)	5.72%(4)	2.11%(4)	(2.99)%(4)	(3.29)%(4)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	October 31, 2011 (fund inception) through March 31, 2012.
(4)	Annualized.
(5)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Market Neutral Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 31, 2011 (fund inception) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Market Neutral Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for the period October 31, 2011 (fund inception) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 9, 2011, the Fund’s Board of Directors unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent directors (the “Directors”) each year and to be evaluated on an annual basis thereafter.

In advance of the Board’s consideration, the Advisor provided information concerning the fund. The materials circulated in advance of the meeting and the discussions held at the meeting detailed the investment objective and strategy proposed to be utilized by the Advisor, the Fund’s characteristics and key attributes, the rationale for launching the Fund, the experience of the staff designated to manage the Fund, the proposed pricing, and the markets in which the Fund would be sold. The information considered and the discussions held included, but were not limited to:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor would provide to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s proposed investment objective and strategy, including a discussion of the Fund’s anticipated investment performance and proposed benchmark;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

American Century Investments’ funds utilize a unified management fee structure. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Advisor and Board believe the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, because the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies.

28

When considering the approval of the management agreement for the Fund, the Board considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the effect of the unified management fee structure and the fact that the Advisor will assume a substantial part of the start-up costs of the Fund and the risk that the Fund will grow to a level that will become profitable to the Advisor. The Board considered the position that the Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. The Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the Fund.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Director attributed different weights to various factors. However, based on their evaluation of all material factors and assisted by the advice of independent legal counsel, the Directors, concluded that the overall arrangements between the Fund and the Advisor, as provided in the management agreement, were fair and reasonable in light of the services to be performed and should be approved.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75031   1205

ANNUAL REPORT                    MARCH 31, 2012

Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Additional Information	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACMVX	4.48%	3.92%	8.68%	3/31/04
Russell Midcap Value Index	—	2.28%	1.26%	7.44%	—
Institutional Class	AVUAX	4.60%	4.13%	9.17%	8/2/04
A Class(1) No sales charge* With sales charge*	ACLAX	4.19% -1.80%	3.65% 2.44%	7.55% 6.67%	1/13/05
C Class	ACCLX	3.41%	—	11.35%	3/1/10
R Class	AMVRX	3.91%	3.42%	6.09%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made March 31, 2004

*From 3/31/04, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

6

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Portfolio Manager Brian Woglom has joined the Mid Cap Value management team. Mr. Woglom previously served as an investment analyst for Mid Cap Value and has been a member of the Mid Cap Value team since 2005.

Performance Summary

Mid Cap Value returned 4.48%* for the 12 months ended March 31, 2012. By comparison, the average return for Morningstar’s Mid Cap Value category (its performance, like Mid Cap Value’s, reflects operating expenses) was 0.74%.** The fund’s benchmark, the Russell Midcap Value Index, returned 2.28%. Its returns do not include operating expenses.

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. For the reporting period, Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested. It also outperformed in relative terms. Positions in the financials, consumer staples, and telecommunication services sectors contributed to performance. Allocations to the consumer discretionary and utilities sectors detracted. Foreign holdings also accounted for a portion of the portfolio’s underperformance during the reporting period.

We carefully manage this portfolio for long-term results. Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 8.68%, topping the returns for that period for Morningstar’s Mid Cap Value category average and the Russell Midcap Value Index (see the performance information on pages 5 and 6 or in footnotes below).

Financials Boosted Performance

In financials, strong security selection enhanced relative results. Within the insurance industry, Mid Cap Value owned Transatlantic Holdings, a global reinsurance company. Shares of Transatlantic surged on news that it had entered a merger agreement with Allied World Assurance Co. Holdings. The stock continued to perform well as several other suitors made additional offers. Ultimately, Transatlantic agreed to be acquired by Alleghany Corp.

The portfolio also benefited from an investment in American Tower Corp., which is not represented in the benchmark. American Tower announced it was planning to convert itself into a real estate investment trust (REIT) at the end of 2011, attracting more investors to the stock. (The conversion led to American Tower’s reclassification

*	All fund returns referenced in this commentary are for Investor Class shares.
**	The average returns for the periods ended March 31, 2012, for Morningstar’s Mid Cap Value category were 1.41% for the five-year period and 6.08% since the fund’s inception on March 31, 2004. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

from a telecommunications stock to a REIT.)

The financials sector also provided a notable detractor — Hudson City Bancorp., a regional bank operating primarily in New Jersey and New York. The low interest rate environment has raised concern about its future earnings power.

Consumer Staples Contributed

Mid Cap Value’s overweight in consumer staples added to relative performance as investors gravitated to more defensive stocks. The portfolio benefited from our focus on high-quality names, particularly among food and household products stocks. Many of these stocks offer attractive dividend yields. A notable contributor was Kimberly-Clark Corp., which demonstrated strong pricing power even as commodities prices, specifically the price of pulp, increased.

Energy Supplied Contributor and Detractor

In the energy sector, the portfolio benefited from a position in oil and gas drilling company, EQT Corp. The stock appreciated in the early part of the reporting period, we believe, because of unspecified rumors about its potential acquisition. Drilling companies with a presence in the Marcellus shale, which has significant untapped natural gas reserves, were attractive acquisition candidates during the reporting period.

A detractor was Ultra Petroleum, a high-quality natural gas exploration and production company, with solid assets and the ability to extract natural gas more cheaply than many of its peers. Its shares declined, largely because of supply and demand. New extraction techniques have produced a significant amount of natural gas supply. Meanwhile, prices fell to 10-year lows on weak demand during the mild winter.

Consumer Discretionary and Utilities Hampered Results

Mid Cap Value’s underweight in the consumer discretionary sector, which outperformed in the benchmark, slowed relative performance. Security selection in the household durables industry was also a drag on results.

In utilities, an underweight slowed performance. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, performed strongly during the reporting period. We believed utilities stocks offer a less attractive risk/reward profile than stocks in other sectors.

Industrials Provided Top Detractor

In the industrials sector, an investment in Koninklijke Philips Electronics detracted. The Dutch company, which does a significant amount of business in Europe, has been hampered by the slowdown in the European economy. In addition, the new management team’s turnaround plan is progressing more slowly than expected.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2012, we see opportunities in health care, industrials, and consumer staples reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, information technology, and consumer discretionary stocks.

8

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.3%
iShares Russell Midcap Value Index Fund	2.8%
Northern Trust Corp.	2.7%
Imperial Oil Ltd.	2.0%
CareFusion Corp.	1.7%
Kimberly-Clark Corp.	1.7%
Tyco International Ltd.	1.7%
PG&E Corp.	1.7%
Ralcorp Holdings, Inc.	1.6%
Zimmer Holdings, Inc.	1.6%

Top Five Industries	% of net assets
Insurance	8.4%
Oil, Gas and Consumable Fuels	6.9%
Electric Utilities	6.7%
Health Care Equipment and Supplies	6.5%
Commercial Banks	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	87.4%
Foreign Common Stocks*	7.7%
Exchange-Traded Funds	2.8%
Total Equity Exposure	97.9%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.2%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,231.00	$5.63	1.01%
Institutional Class	$1,000	$1,232.10	$4.52	0.81%
A Class	$1,000	$1,229.10	$7.02	1.26%
C Class	$1,000	$1,224.50	$11.18	2.01%
R Class	$1,000	$1,227.20	$8.41	1.51%
Hypothetical
Investor Class	$1,000	$1,019.95	$5.10	1.01%
Institutional Class	$1,000	$1,020.95	$4.09	0.81%
A Class	$1,000	$1,018.70	$6.36	1.26%
C Class	$1,000	$1,014.95	$10.13	2.01%
R Class	$1,000	$1,017.45	$7.62	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 95.1%
AEROSPACE AND DEFENSE — 2.6%
Exelis, Inc.	1,022,149	$12,797,306
General Dynamics Corp.	163,746	12,015,681
Huntington Ingalls Industries, Inc.(1)	134,174	5,399,162
L-3 Communications Holdings, Inc.	238,810	16,900,584
Northrop Grumman Corp.	204,880	12,514,070
		59,626,803
AIRLINES — 1.0%
Southwest Airlines Co.	2,889,917	23,812,916
BEVERAGES — 1.4%
Dr Pepper Snapple Group, Inc.	790,604	31,790,187
CAPITAL MARKETS — 4.1%
Charles Schwab Corp. (The)	1,610,564	23,143,805
Northern Trust Corp.	1,271,686	60,341,501
State Street Corp.	200,865	9,139,357
		92,624,663
CHEMICALS — 1.0%
Minerals Technologies, Inc.	202,878	13,270,250
Olin Corp.	385,531	8,385,299
		21,655,549
COMMERCIAL BANKS — 5.6%
City National Corp.	228,124	11,969,666
Comerica, Inc.	873,867	28,278,336
Commerce Bancshares, Inc.	706,666	28,634,106
Cullen/Frost Bankers, Inc.	188,521	10,970,037
PNC Financial Services Group, Inc.	245,608	15,839,260
SunTrust Banks, Inc.	507,755	12,272,439
Westamerica Bancorp.	365,432	17,540,736
		125,504,580
COMMERCIAL SERVICES AND SUPPLIES — 3.8%
Republic Services, Inc.	2,445,714	74,741,020
Waste Management, Inc.	329,535	11,520,543
		86,261,563
COMMUNICATIONS EQUIPMENT — 0.3%
Harris Corp.	150,045	6,764,029
COMPUTERS AND PERIPHERALS — 0.1%
Western Digital Corp.(1)	81,396	3,368,980
CONTAINERS AND PACKAGING — 1.3%
Bemis Co., Inc.	888,016	28,674,037
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
CenturyLink, Inc.	635,370	24,557,051
tw telecom, inc.(1)	697,881	15,465,043
		40,022,094
ELECTRIC UTILITIES — 6.7%
Empire District Electric Co. (The)	1,085,100	22,081,785
Great Plains Energy, Inc.	1,683,116	34,116,761
IDACORP, Inc.	207,677	8,539,678
Northeast Utilities	420,268	15,600,348
NV Energy, Inc.	1,806,456	29,120,071
Portland General Electric Co.	562,351	14,047,528
Westar Energy, Inc.	1,024,322	28,609,314
		152,115,485
ELECTRICAL EQUIPMENT — 1.3%
Brady Corp., Class A	233,422	7,551,202
Emerson Electric Co.	260,759	13,606,404
Hubbell, Inc., Class B	98,660	7,752,703
		28,910,309
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Molex, Inc., Class A	473,347	11,099,987
TE Connectivity Ltd.	361,826	13,297,106
		24,397,093
FOOD AND STAPLES RETAILING — 1.4%
SYSCO Corp.	1,043,842	31,169,122
FOOD PRODUCTS — 4.4%
Campbell Soup Co.	375,995	12,727,431
General Mills, Inc.	473,606	18,683,757
H.J. Heinz Co.	225,666	12,084,414
Kellogg Co.	330,828	17,742,305
Ralcorp Holdings, Inc.(1)	502,941	37,262,899
		98,500,806
GAS UTILITIES — 0.8%
AGL Resources, Inc.	468,040	18,356,529
HEALTH CARE EQUIPMENT AND SUPPLIES — 6.5%
Becton, Dickinson and Co.	308,086	23,922,878
Boston Scientific Corp.(1)	2,636,092	15,763,830
CareFusion Corp.(1)	1,519,577	39,402,632
Hologic, Inc.(1)	311,851	6,720,389
STERIS Corp.	401,278	12,688,410
Stryker Corp.	224,002	12,427,631
Zimmer Holdings, Inc.	573,244	36,848,124
		147,773,894
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
CIGNA Corp.	305,663	15,053,903
Humana, Inc.	98,866	9,143,127
LifePoint Hospitals, Inc.(1)	679,661	26,805,830
Patterson Cos., Inc.	763,497	25,500,800
		76,503,660

12

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 2.5%
Carnival Corp.	430,157	$13,799,437
CEC Entertainment, Inc.	531,923	20,165,201
International Game Technology	630,703	10,589,503
International Speedway Corp., Class A	264,014	7,326,388
Speedway Motorsports, Inc.	264,647	4,943,606
		56,824,135
HOUSEHOLD DURABLES — 0.7%
Whirlpool Corp.	219,379	16,861,470
HOUSEHOLD PRODUCTS — 2.4%
Clorox Co.	216,087	14,855,981
Kimberly-Clark Corp.	528,166	39,026,186
		53,882,167
INDUSTRIAL CONGLOMERATES — 3.0%
Koninklijke Philips Electronics NV	1,413,984	28,664,616
Tyco International Ltd.	682,340	38,333,861
		66,998,477
INSURANCE — 8.4%
ACE Ltd.	206,011	15,080,005
Allstate Corp. (The)	869,408	28,620,911
Aon Corp.	552,341	27,097,850
HCC Insurance Holdings, Inc.	1,054,528	32,869,638
Marsh & McLennan Cos., Inc.	905,705	29,698,067
Symetra Financial Corp.	652,475	7,523,037
Torchmark Corp.	121,027	6,033,196
Travelers Cos., Inc. (The)	420,687	24,904,670
Unum Group	731,571	17,908,858
		189,736,232
IT SERVICES — 0.4%
Booz Allen Hamilton Holding Corp.	531,233	9,046,898
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Life Technologies Corp.(1)	102,618	5,009,811
MACHINERY — 2.7%
Ingersoll-Rand plc	182,256	7,536,286
ITT Corp.	603,270	13,839,014
Kaydon Corp.	679,858	17,343,177
Oshkosh Corp.(1)	459,545	10,647,658
Snap-On, Inc.	147,467	8,991,063
Stanley Black & Decker, Inc.	49,814	3,833,685
		62,190,883
MEDIA — 0.9%
Omnicom Group, Inc.	124,092	6,285,260
Time Warner Cable, Inc.	171,636	13,988,334
		20,273,594
METALS AND MINING — 1.1%
Newmont Mining Corp.	481,788	24,701,271
MULTI-UTILITIES — 3.3%
Consolidated Edison, Inc.	170,125	9,938,703
PG&E Corp.	862,449	37,438,911
Wisconsin Energy Corp.	221,041	7,776,222
Xcel Energy, Inc.	728,784	19,290,912
		74,444,748
MULTILINE RETAIL — 0.9%
Target Corp.	339,294	19,770,661
OIL, GAS AND CONSUMABLE FUELS — 6.9%
Apache Corp.	103,800	10,425,672
Devon Energy Corp.	88,299	6,279,825
EQT Corp.	272,520	13,138,189
Imperial Oil Ltd.	1,013,111	46,031,571
Murphy Oil Corp.	505,790	28,460,803
Peabody Energy Corp.	319,426	9,250,577
Southwestern Energy Co.(1)	412,620	12,626,172
Ultra Petroleum Corp.(1)	1,316,722	29,797,419
		156,010,228
PHARMACEUTICALS — 0.6%
Eli Lilly & Co.	144,627	5,824,129
Hospira, Inc.(1)	215,828	8,069,809
		13,893,938
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.8%
American Tower Corp.	289,254	18,228,787
Government Properties Income Trust	291,633	7,031,272
Piedmont Office Realty Trust, Inc., Class A	1,447,519	25,693,462
Weyerhaeuser Co.	535,358	11,735,047
		62,688,568
ROAD AND RAIL — 0.5%
Heartland Express, Inc.	803,037	11,611,915
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.5%
Applied Materials, Inc.	2,663,753	33,137,087
Teradyne, Inc.(1)	1,324,032	22,362,901
		55,499,988
SPECIALTY RETAIL — 2.7%
Lowe’s Cos., Inc.	1,126,265	35,342,196
Staples, Inc.	1,652,360	26,735,185
		62,077,381
THRIFTS AND MORTGAGE FINANCE — 2.9%
Capitol Federal Financial, Inc.	1,600,385	18,980,566
Hudson City Bancorp., Inc.	2,879,480	21,048,999
People’s United Financial, Inc.	1,860,451	24,632,371
		64,661,936

13

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.1%
Rogers Communications, Inc., Class B	611,309	$24,269,724
TOTAL COMMON STOCKS (Cost $1,994,296,597)		2,148,286,324
Exchange-Traded Funds — 2.8%
iShares Russell Midcap Value Index Fund (Cost $55,954,251)	1,332,626	64,139,289
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $15,402,338), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $15,085,417)		15,085,404
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $9,604,764), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $9,428,402)		9,428,378
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $11,562,962), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $11,314,081)		11,314,053
SSgA U.S. Government Money Market Fund	6,395,819	6,395,819
TOTAL TEMPORARY CASH INVESTMENTS (Cost $42,223,654)		42,223,654
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $2,092,474,502)		2,254,649,267
OTHER ASSETS AND LIABILITIES — 0.2%		4,931,499
TOTAL NET ASSETS — 100.0%		$2,259,580,766

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
58,094,014	CAD for USD	UBS AG	4/30/12	$58,210,396	$ 49,659
18,491,022	EUR for USD	UBS AG	4/30/12	24,664,299	(59,960)
				$82,874,695	$(10,301)
(Value on Settlement Date $82,864,394)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $2,092,474,502)	$2,254,649,267
Receivable for investments sold	21,494,492
Receivable for capital shares sold	3,637,912
Unrealized gain on forward foreign currency exchange contracts	49,659
Dividends and interest receivable	4,750,553
2,284,581,883

Liabilities
Payable for investments purchased	19,013,946
Payable for capital shares redeemed	3,992,739
Unrealized loss on forward foreign currency exchange contracts	59,960
Accrued management fees	1,835,077
Distribution and service fees payable	99,395
25,001,117

Net Assets	$2,259,580,766

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,084,162,582
Undistributed net investment income	12,663,244
Undistributed net realized gain	590,407
Net unrealized appreciation	162,164,533
$2,259,580,766

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,615,365,258	125,610,018	$12.86
Institutional Class, $0.01 Par Value	$262,032,282	20,370,904	$12.86
A Class, $0.01 Par Value	$316,497,406	24,620,396	$12.86*
C Class, $0.01 Par Value	$15,241,629	1,186,991	$12.84
R Class, $0.01 Par Value	$50,444,191	3,925,850	$12.85

*Maximum offering price $13.64 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $315,150)	$53,026,151
Interest	13,309
53,039,460

Expenses:
Management fees	18,515,207
Distribution and service fees:
A Class	630,692
C Class	103,575
R Class	221,402
Directors’ fees and expenses	80,769
Other expenses	2,430
19,554,075

Net investment income (loss)	33,485,385

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	71,186,768
Foreign currency transactions	1,835,569
73,022,337

Change in net unrealized appreciation (depreciation) on:
Investments	(9,565,173)
Translation of assets and liabilities in foreign currencies	391,878
(9,173,295)

Net realized and unrealized gain (loss)	63,849,042

Net Increase (Decrease) in Net Assets Resulting from Operations	$97,334,427

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$33,485,385	$20,789,702
Net realized gain (loss)	73,022,337	89,778,862
Change in net unrealized appreciation (depreciation)	(9,173,295)	87,435,934
Net increase (decrease) in net assets resulting from operations	97,334,427	198,004,498

Distributions to Shareholders
From net investment income:
Investor Class	(18,266,763)	(13,839,031)
Institutional Class	(3,268,918)	(2,589,110)
A Class	(2,822,647)	(2,017,571)
C Class	(57,447)	(11,585)
R Class	(415,298)	(327,247)
From net realized gains:
Investor Class	(66,393,627)	—
Institutional Class	(10,468,601)	—
A Class	(12,975,228)	—
C Class	(579,630)	—
R Class	(2,228,639)	—
Decrease in net assets from distributions	(117,476,798)	(18,784,544)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	512,576,449	948,545,915

Net increase (decrease) in net assets	492,434,078	1,127,765,869

Net Assets
Beginning of period	1,767,146,688	639,380,819
End of period	$2,259,580,766	$1,767,146,688

Undistributed net investment income	$12,663,244	$2,804,020

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in equity securities of medium size companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 6% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $1,981,234,100 and $1,546,758,511, respectively.

For the year ended March 31, 2012, the fund incurred net realized losses of $(219,323) from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		250,000,000
Sold	50,925,119	$629,158,557	72,679,735	$882,067,136
Issued in reinvestment of distributions	7,045,890	82,262,991	1,048,319	12,365,504
Redeemed	(33,946,718)	(413,311,343)	(14,116,783)	(168,457,048)
	24,024,291	298,110,205	59,611,271	725,975,592
Institutional Class/Shares Authorized	100,000,000		40,000,000
Sold	10,959,261	137,129,146	8,642,241	99,291,094
Issued in reinvestment of distributions	875,263	10,238,214	151,992	1,786,456
Redeemed	(4,418,001)	(53,874,878)	(1,842,986)	(22,136,228)
	7,416,523	93,492,482	6,951,247	78,941,322
A Class/Shares Authorized	100,000,000		50,000,000
Sold	14,668,229	181,220,194	12,326,960	147,472,567
Issued in reinvestment of distributions	1,310,915	15,282,287	170,784	2,000,933
Redeemed	(7,789,361)	(94,494,556)	(2,680,188)	(31,630,079)
	8,189,783	102,007,925	9,817,556	117,843,421
C Class/Shares Authorized	10,000,000		10,000,000
Sold	833,571	10,307,713	457,926	5,640,665
Issued in reinvestment of distributions	48,026	557,883	948	10,937
Redeemed	(150,453)	(1,822,502)	(7,495)	(95,061)
	731,144	9,043,094	451,379	5,556,541
R Class/Shares Authorized	15,000,000		10,000,000
Sold	1,963,335	24,313,727	2,347,333	28,450,865
Issued in reinvestment of distributions	226,428	2,636,322	28,213	327,105
Redeemed	(1,379,934)	(17,027,306)	(715,651)	(8,548,931)
	809,829	9,922,743	1,659,895	20,229,039
Net increase (decrease)	41,171,570	$512,576,449	78,491,348	$948,545,915

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,975,073,155	—	—
Foreign Common Stocks	74,247,258	$ 98,965,911	—
Exchange-Traded Funds	64,139,289	—	—
Temporary Cash Investments	6,395,819	35,827,835	—
Total Value of Investment Securities	$2,119,855,521	$134,793,746	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(10,301)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $49,659 in unrealized gain on forward foreign currency exchange contracts and as a liability of $59,960 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,791,012 in net realized gain (loss) on foreign currency transactions and $395,183 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and
March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$50,289,780	$18,784,544
Long-term capital gains	$67,187,018	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,133,667,035
Gross tax appreciation of investments	$191,919,504
Gross tax depreciation of investments	(70,937,272)
Net tax appreciation (depreciation) of investments	$120,982,232
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$69
Net tax appreciation (depreciation)	$120,982,301
Undistributed ordinary income	$28,437,009
Accumulated long-term gains	$25,998,874

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	2.07%	71%	$1,334,230
2010	$7.34	0.18	4.03	4.21	(0.14)	—	(0.14)	$11.41	57.68%	1.00%	1.79%	126%	$478,796
2009	$10.66	0.19	(3.32)	(3.13)	(0.19)	—	(0.19)	$7.34	(29.66)%	1.00%	2.10%	173%	$210,960
2008	$13.33	0.16	(1.51)	(1.35)	(0.16)	(1.16)	(1.32)	$10.66	(10.84)%	1.00%	1.25%	206%	$274,918
Institutional Class
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	2.27%	71%	$170,182
2010	$7.34	0.20	4.03	4.23	(0.16)	—	(0.16)	$11.41	58.00%	0.80%	1.99%	126%	$68,487
2009	$10.66	0.21	(3.32)	(3.11)	(0.21)	—	(0.21)	$7.34	(29.52)%	0.80%	2.30%	173%	$17,859
2008	$13.33	0.18	(1.51)	(1.33)	(0.18)	(1.16)	(1.34)	$10.66	(10.67)%	0.80%	1.45%	206%	$17,378
A Class(3)
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.82%	71%	$215,813
2010	$7.34	0.15	4.04	4.19	(0.12)	—	(0.12)	$11.41	57.28%	1.25%	1.54%	126%	$75,435
2009	$10.66	0.17	(3.32)	(3.15)	(0.17)	—	(0.17)	$7.34	(29.84)%	1.25%	1.85%	173%	$26,039
2008	$13.33	0.13	(1.51)	(1.38)	(0.13)	(1.16)	(1.29)	$10.66	(11.07)%	1.25%	1.00%	206%	$25,932

24

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	1.07%	71%	$5,989
2010(4)	$10.97	0.02	0.43	0.45	—	—	—	$11.42	4.10%	2.00%(5)	2.07%(5)	126%(6)	$51
R Class
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.57%	71%	$40,933
2010	$7.34	0.13	4.03	4.16	(0.09)	—	(0.09)	$11.41	56.88%	1.50%	1.29%	126%	$16,611
2009	$10.65	0.15	(3.32)	(3.17)	(0.14)	—	(0.14)	$7.34	(29.95)%	1.50%	1.60%	173%	$3,926
2008	$13.32	0.10	(1.51)	(1.41)	(0.10)	(1.16)	(1.26)	$10.65	(11.30)%	1.50%	0.75%	206%	$3,172

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(4)	March 1, 2010 (commencement of sale) through March 31, 2010.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mid Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mid Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $50,289,780, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $67,187,018, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75032   1205

ANNUAL REPORT                    MARCH 31, 2012

Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Additional Information	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two years as market movements have been generally upward, the funds’ relative returns have been favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	6.91%	-1.31%	3.69%	4.03%	7/30/99
Russell 1000 Value Index	—	4.79%	-0.81%	4.58%	3.84%	—
S&P 500 Index	—	8.54%	2.01%	4.12%	2.32%	—
Institutional Class	ALVSX	7.29%	-1.08%	3.91%	3.93%	8/10/01
A Class(1) No sales charge* With sales charge*	ALPAX	6.83% 0.74%	-1.56% -2.71%	3.43% 2.82%	4.63% 4.09%	10/26/00
B Class No sales charge* With sales charge*	ALBVX	6.01% 2.01%	-2.29% -2.51%	— —	5.34% 5.34%	1/31/03
C Class	ALPCX	5.85%	-2.29%	2.66%	3.30%	11/7/01
R Class	ALVRX	6.55%	-1.80%	—	4.36%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Large Company Value returned 6.91%* for the 12 months ended March 31, 2012. By comparison, its benchmark, the Russell 1000 Value Index, returned 4.79%. The broader market, as measured by the S&P 500 Index, returned 8.54%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Large Company Value’s, reflects operating expenses) was 3.93%.**

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. For the reporting period, Large Company Value received positive results in absolute terms from eight of the 10 sectors in which it was invested. On a relative basis, it outperformed, aided by investments in the energy, consumer discretionary, and health care sectors. An underweight in utilities stocks detracted.

We carefully manage this portfolio for long-term results. Since Large Company Value’s inception on July 30, 1999, the portfolio has produced an average annual return of 4.03%, topping the returns for Morningstar’s Large Cap Value category average, the Russell 1000 Value Index, and the S&P 500 Index for the same period (see performance information on pages 5 and 6 or in footnotes below).

Energy Boosted Results

Large Company Value benefited from investments in large, integrated oil companies and its underweight in exploration and production stocks, which we consider expensive. Near the beginning of the reporting period, we had shifted the portfolio to a significant underweight in the energy equipment and services industry. This proved advantageous after oil prices peaked during the spring of 2011 and shares of energy equipment and services companies underperformed. The portfolio also benefited from the sale of strong performer National Oilwell Varco.

Consumer Discretionary Contributed

Strong stock selection across the consumer discretionary sector enhanced relative performance. In the media industry, the portfolio held Comcast Corp. The cable and television network operator has experienced growth in its broadband

*	All fund returns referenced in this commentary are for Investor Class shares.
**
The average returns for Morningstar’s Large Cap Value category were -0.24% and 4.09% for the five- and ten-year periods ended March 31, 2012, respectively, and 3.84% since July 30, 1999, the Investor Class’s inception. © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7

and business services divisions and has reduced turnover among its pay-TV subscribers. Comcast has also returned value to shareholders by increasing its dividend and implementing a stock repurchase program. Among multiline retailers, Macy’s outperformed on better-than-expected sales at its stores and through its website. In specialty retailing, shares of home improvement retailer Lowe’s Companies appreciated on improvement in the U.S. housing market.

Health Care Aided Results

An overweight in health care, the strongest sector in the benchmark, added to relative performance. Large Company Value benefited from its mix of biotechnology and pharmaceutical stocks, including Amgen, Johnson & Johnson (J&J), and Abbott Laboratories. Amgen outperformed on the expectation of accelerated 2012 revenue growth, boosted by sales of the biotechnology firm’s new bone-building drugs. In addition, Amgen initiated a dividend, increased it, and conducted a modified Dutch auction in which it repurchased approximately $5 billion in outstanding shares. J&J performed well as it continued to work on resolving manufacturing issues that have resulted in costly recalls. The company appeared likely to benefit from a change in management during the reporting period. Abbott Laboratories’ shares advanced after the company announced it was splitting itself into two publicly traded companies. In addition, Abbott has some promising drug candidates in its pipeline, which could offset a sales decline when its blockbuster drug Humira loses patent protection.

An Underweight in Utilities Detracted

The portfolio was hampered by its underweight in utilities. Utilities stocks, which generally pay high dividends, were in strong demand during the reporting period. In our opinion, many of these stocks are overvalued.

Information Technology Provided Top Detractor

A top detractor was Hewlett-Packard (HP). As the computer industry evolves, HP has experienced weakness in its personal computer and printer segments. The services business also struggled. The company made an expensive acquisition during the reporting period and unexpectedly changed its chief executive officer.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2012, Large Company Value is broadly diversified, with ongoing overweight positions in health care, telecommunication services, and information technology stocks. Our valuation work is also directing us toward smaller relative weightings in utilities, financials, and industrials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

8

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Chevron Corp.	4.3%
General Electric Co.	3.7%
Pfizer, Inc.	3.7%
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.4%
Exxon Mobil Corp.	3.3%
Procter & Gamble Co. (The)	3.1%
AT&T, Inc.	3.0%
Johnson & Johnson	2.7%
Cisco Systems, Inc.	2.6%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.2%
Pharmaceuticals	9.9%
Insurance	8.4%
Commercial Banks	6.5%
Diversified Financial Services	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.4%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,259.00	$4.97	0.88%
Institutional Class	$1,000	$1,262.20	$3.85	0.68%
A Class	$1,000	$1,257.50	$6.38	1.13%
B Class	$1,000	$1,254.50	$10.60	1.88%
C Class	$1,000	$1,253.00	$10.59	1.88%
R Class	$1,000	$1,258.00	$7.79	1.38%
Hypothetical
Investor Class	$1,000	$1,020.60	$4.45	0.88%
Institutional Class	$1,000	$1,021.60	$3.44	0.68%
A Class	$1,000	$1,019.35	$5.70	1.13%
B Class	$1,000	$1,015.60	$9.47	1.88%
C Class	$1,000	$1,015.60	$9.47	1.88%
R Class	$1,000	$1,018.10	$6.96	1.38%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 98.4%
AEROSPACE AND DEFENSE — 1.5%
Honeywell International, Inc.	49,500	$3,021,975
Northrop Grumman Corp.	37,700	2,302,716
Raytheon Co.	105,500	5,568,290
		10,892,981
AIRLINES — 0.5%
Southwest Airlines Co.	461,300	3,801,112
AUTOMOBILES — 1.0%
Ford Motor Co.	595,400	7,436,546
BEVERAGES — 0.9%
PepsiCo, Inc.	96,400	6,396,140
BIOTECHNOLOGY — 1.5%
Amgen, Inc.	131,400	8,933,886
Gilead Sciences, Inc.(1)	30,900	1,509,465
		10,443,351
CAPITAL MARKETS — 3.8%
Ameriprise Financial, Inc.	123,800	7,072,694
Bank of New York Mellon Corp. (The)	262,500	6,334,125
BlackRock, Inc.	25,000	5,122,500
Goldman Sachs Group, Inc. (The)	62,600	7,785,562
Morgan Stanley	76,600	1,504,424
		27,819,305
CHEMICALS — 0.5%
E.I. du Pont de Nemours & Co.	71,100	3,761,190
COMMERCIAL BANKS — 6.5%
PNC Financial Services Group, Inc.	161,000	10,382,890
U.S. Bancorp	382,600	12,120,768
Wells Fargo & Co.	721,500	24,632,010
		47,135,668
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Avery Dennison Corp.	67,700	2,039,801
COMMUNICATIONS EQUIPMENT — 2.6%
Cisco Systems, Inc.	899,300	19,020,195
COMPUTERS AND PERIPHERALS — 1.3%
Hewlett-Packard Co.	358,000	8,531,140
Western Digital Corp.(1)	15,200	629,128
		9,160,268
DIVERSIFIED FINANCIAL SERVICES — 6.1%
Bank of America Corp.	454,400	4,348,608
Citigroup, Inc.	360,800	13,187,240
JPMorgan Chase & Co.	579,100	26,627,018
		44,162,866
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.6%
AT&T, Inc.	708,000	22,110,840
CenturyLink, Inc.	204,900	7,919,385
Verizon Communications, Inc.	280,000	10,704,400
		40,734,625
ELECTRIC UTILITIES — 2.9%
American Electric Power Co., Inc.	140,400	5,416,632
Exelon Corp.	94,400	3,701,424
NV Energy, Inc.	179,600	2,895,152
Pinnacle West Capital Corp.	95,200	4,560,080
PPL Corp.	164,600	4,651,596
		21,224,884
ENERGY EQUIPMENT AND SERVICES — 1.2%
Baker Hughes, Inc.	99,400	4,168,836
Schlumberger Ltd.	60,200	4,209,786
		8,378,622
FOOD AND STAPLES RETAILING — 2.9%
CVS Caremark Corp.	200,800	8,995,840
Kroger Co. (The)	215,700	5,226,411
Wal-Mart Stores, Inc.	113,900	6,970,680
		21,192,931
FOOD PRODUCTS — 0.6%
Kraft Foods, Inc., Class A	114,600	4,355,946
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.9%
Medtronic, Inc.	173,300	6,791,627
HEALTH CARE PROVIDERS AND SERVICES — 1.7%
Aetna, Inc.	92,000	4,614,720
Quest Diagnostics, Inc.	24,400	1,492,060
WellPoint, Inc.	79,500	5,867,100
		11,973,880
HOTELS, RESTAURANTS AND LEISURE — 0.2%
Carnival Corp.	52,700	1,690,616
HOUSEHOLD PRODUCTS — 3.1%
Procter & Gamble Co. (The)	337,600	22,690,096
INDUSTRIAL CONGLOMERATES — 4.4%
General Electric Co.	1,355,000	27,194,850
Tyco International Ltd.	87,000	4,887,660
		32,082,510
INSURANCE — 8.4%
Allstate Corp. (The)	193,400	6,366,728
American International Group, Inc.(1)	70,400	2,170,432
Berkshire Hathaway, Inc., Class B(1)	94,100	7,636,215
Chubb Corp. (The)	67,900	4,692,569
Loews Corp.	174,900	6,973,263

12

	Shares	Value
MetLife, Inc.	250,000	$9,337,500
Principal Financial Group, Inc.	160,500	4,736,355
Prudential Financial, Inc.	125,900	7,980,801
Torchmark Corp.	41,500	2,068,775
Travelers Cos., Inc. (The)	154,200	9,128,640
		61,091,278
IT SERVICES — 0.5%
Fiserv, Inc.(1)	54,900	3,809,511
MACHINERY — 1.0%
Dover Corp.	57,700	3,631,638
Ingersoll-Rand plc	89,000	3,680,150
		7,311,788
MEDIA — 4.0%
CBS Corp., Class B	112,400	3,811,484
Comcast Corp., Class A	410,300	12,313,103
Time Warner, Inc.	284,400	10,736,100
Viacom, Inc., Class B	37,800	1,793,988
		28,654,675
METALS AND MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	17,100	650,484
Nucor Corp.	119,700	5,141,115
		5,791,599
MULTI-UTILITIES — 0.9%
PG&E Corp.	155,000	6,728,550
MULTILINE RETAIL — 2.8%
Kohl’s Corp.	94,100	4,707,823
Macy’s, Inc.	107,500	4,270,975
Target Corp.	190,200	11,082,954
		20,061,752
OIL, GAS AND CONSUMABLE FUELS — 11.2%
Apache Corp.	66,500	6,679,260
Chevron Corp.	290,600	31,163,944
ConocoPhillips	69,700	5,297,897
Exxon Mobil Corp.	274,700	23,824,731
Occidental Petroleum Corp.	26,000	2,475,980
Total SA ADR	142,000	7,259,040
Ultra Petroleum Corp.(1)	91,900	2,079,697
Valero Energy Corp.	93,397	2,406,841
		81,187,390
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	126,300	4,433,130
PHARMACEUTICALS — 9.9%
Abbott Laboratories	104,300	6,392,547
Johnson & Johnson	295,500	19,491,180
Merck & Co., Inc.	492,200	18,900,480
Pfizer, Inc.	1,180,700	26,754,662
		71,538,869
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.4%
Applied Materials, Inc.	381,400	4,744,616
Intel Corp.	668,300	18,785,913
Marvell Technology Group Ltd.(1)	45,600	717,288
		24,247,817
SOFTWARE — 2.3%
Adobe Systems, Inc.(1)	93,900	3,221,709
Microsoft Corp.	208,500	6,724,125
Oracle Corp.	238,500	6,954,660
		16,900,494
SPECIALTY RETAIL — 1.8%
Lowe’s Cos., Inc.	225,600	7,079,328
Staples, Inc.	369,100	5,972,038
		13,051,366
TOBACCO — 0.8%
Altria Group, Inc.	185,700	5,732,559
TOTAL COMMON STOCKS (Cost $529,953,949)		713,725,938
Temporary Cash Investments — 1.7%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $4,522,076), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $4,429,029)		4,429,025
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $2,819,927), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $2,768,147)		2,768,140
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $3,394,847), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $3,321,777)		3,321,769
SSgA U.S. Government Money Market Fund	1,868,691	1,868,691
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,387,625)		12,387,625
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $542,341,574)		726,113,563
OTHER ASSETS AND LIABILITIES — (0.1)%		(531,063)
TOTAL NET ASSETS — 100.0%		$725,582,500

13

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,546,267	EUR for USD	UBS AG	4/30/12	$6,064,050	$(14,742)
200,599	EUR for USD	UBS AG	4/30/12	267,570	(81)
				$6,331,620	$(14,823)
(Value on Settlement Date $6,316,797)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $542,341,574)	$726,113,563
Receivable for investments sold	1,764,740
Receivable for capital shares sold	1,295,489
Dividends and interest receivable	1,174,614
730,348,406

Liabilities
Payable for investments purchased	3,658,453
Payable for capital shares redeemed	555,429
Unrealized loss on forward foreign currency exchange contracts	14,823
Accrued management fees	508,456
Distribution and service fees payable	28,745
4,765,906

Net Assets	$725,582,500

Net Assets Consist of:
Capital (par value and paid-in surplus)	$993,584,932
Undistributed net investment income	814,938
Accumulated net realized loss	(452,574,536)
Net unrealized appreciation	183,757,166
$725,582,500

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$553,916,212	90,887,154	$6.09
Institutional Class, $0.01 Par Value	$77,705,957	12,744,502	$6.10
A Class, $0.01 Par Value	$75,521,201	12,398,226	$6.09*
B Class, $0.01 Par Value	$2,753,123	450,425	$6.11
C Class, $0.01 Par Value	$9,231,606	1,514,942	$6.09
R Class, $0.01 Par Value	$6,454,401	1,058,835	$6.10
*Maximum offering price $6.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $40,245)	$21,517,678
Interest	5,955
21,523,633

Expenses:
Management fees	6,592,069
Distribution and service fees:
A Class	192,061
B Class	33,975
C Class	92,378
R Class	31,533
Directors’ fees and expenses	35,460
Other expenses	3,639
6,981,115

Net investment income (loss)	14,542,518

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	44,746,160
Futures contract transactions	(3,104,807)
Foreign currency transactions	238,049
41,879,402

Change in net unrealized appreciation (depreciation) on:
Investments	(25,190,272)
Futures contracts	(10,395)
Translation of assets and liabilities in foreign currencies	13,976
(25,186,691)

Net realized and unrealized gain (loss)	16,692,711

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,235,229

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$14,542,518	$16,838,086
Net realized gain (loss)	41,879,402	10,567,602
Change in net unrealized appreciation (depreciation)	(25,186,691)	67,053,564
Net increase (decrease) in net assets resulting from operations	31,235,229	94,459,252

Distributions to Shareholders
From net investment income:
Investor Class	(9,628,204)	(10,094,453)
Institutional Class	(3,156,878)	(4,486,401)
A Class	(1,150,666)	(1,545,719)
B Class	(25,601)	(25,699)
C Class	(72,119)	(66,454)
R Class	(80,329)	(133,483)
Decrease in net assets from distributions	(14,113,797)	(16,352,209)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(268,943,132)	(368,865,579)

Net increase (decrease) in net assets	(251,821,700)	(290,758,536)

Net Assets
Beginning of period	977,404,200	1,268,162,736
End of period	$725,582,500	$977,404,200

Undistributed net investment income	$814,938	$402,206

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

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The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2012 was 0.87% for the Investor Class, A Class, B Class, C Class and R Class and 0.67% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 32% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

20

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $443,614,033 and $706,812,358, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	600,000,000		600,000,000
Sold	24,910,328	$138,308,453	20,916,343	$109,100,382
Issued in reinvestment of distributions	1,712,887	9,435,563	1,779,568	9,380,186
Redeemed	(44,366,377)	(240,775,115)	(64,195,407)	(323,475,000)
	(17,743,162)	(93,031,099)	(41,499,496)	(204,994,432)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	9,854,571	54,636,024	29,525,804	147,147,279
Issued in reinvestment of distributions	320,302	1,769,719	520,671	2,722,184
Redeemed	(37,240,039)	(206,177,197)	(36,615,092)	(191,057,880)
	(27,065,166)	(149,771,454)	(6,568,617)	(41,188,417)
A Class/Shares Authorized	100,000,000		100,000,000
Sold	1,984,083	11,123,879	3,212,940	16,652,036
Issued in reinvestment of distributions	196,172	1,080,491	229,789	1,207,718
Redeemed	(6,032,898)	(33,420,309)	(25,429,363)	(122,762,880)
	(3,852,643)	(21,215,939)	(21,986,634)	(104,903,126)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	5,596	32,710	643	3,334
Issued in reinvestment of distributions	4,247	23,313	4,307	22,547
Redeemed	(375,194)	(2,089,149)	(265,915)	(1,412,132)
	(365,351)	(2,033,126)	(260,965)	(1,386,251)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	120,966	685,511	120,132	617,790
Issued in reinvestment of distributions	6,232	34,173	5,425	28,283
Redeemed	(490,027)	(2,761,000)	(1,530,898)	(8,001,009)
	(362,829)	(2,041,316)	(1,405,341)	(7,354,936)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	263,694	1,497,402	455,818	2,340,631
Issued in reinvestment of distributions	13,355	73,526	24,699	128,656
Redeemed	(435,456)	(2,421,126)	(2,066,106)	(11,507,704)
	(158,407)	(850,198)	(1,585,589)	(9,038,417)
Net increase (decrease)	(49,547,558)	$(268,943,132)	(73,306,642)	$(368,865,579)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$713,725,938	—	—
Temporary Cash Investments	1,868,691	$10,518,934	—
Total Value of Investment Securities	$715,594,629	$10,518,934	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(14,823)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased equity price risk derivative instruments during the first five months of the period and infrequently for temporary investment purposes, thereafter.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure

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to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2012

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$14,823
Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(3,104,807)	Change in net unrealized appreciation (depreciation) on futures contracts	$(10,395)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	238,049	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	13,976
		$(2,866,758)		$ 3,581

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$14,113,797	$16,352,209
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$576,531,439
Gross tax appreciation of investments	$156,646,508
Gross tax depreciation of investments	(7,064,384)
Net tax appreciation (depreciation) of investments	$149,582,124
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$149,582,124
Undistributed ordinary income	$814,938
Accumulated capital losses	$(418,399,494)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(116,322,394) and $(302,077,100) expire in 2017 and 2018, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$5.80	0.10	0.29	0.39	(0.10)	—	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	—	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
2010	$3.64	0.09	1.60	1.69	(0.09)	—	(0.09)	$5.24	46.68%	0.85%	1.87%	25%	$786,992
2009	$6.48	0.14	(2.76)	(2.62)	(0.14)	(0.08)	(0.22)	$3.64	(41.07)%	0.83%	2.57%	22%	$569,483
2008	$7.55	0.14	(0.85)	(0.71)	(0.15)	(0.21)	(0.36)	$6.48	(9.88)%	0.83%	1.93%	18%	$1,251,631
Institutional Class
2012	$5.80	0.11	0.30	0.41	(0.11)	—	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	—	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853
2010	$3.64	0.10	1.60	1.70	(0.10)	—	(0.10)	$5.24	46.97%	0.65%	2.07%	25%	$243,190
2009	$6.48	0.15	(2.76)	(2.61)	(0.15)	(0.08)	(0.23)	$3.64	(40.95)%	0.63%	2.77%	22%	$275,245
2008	$7.55	0.16	(0.86)	(0.70)	(0.16)	(0.21)	(0.37)	$6.48	(9.70)%	0.63%	2.13%	18%	$540,297
A Class(3)
2012	$5.79	0.09	0.30	0.39	(0.09)	—	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	—	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
2010	$3.64	0.08	1.60	1.68	(0.08)	—	(0.08)	$5.24	46.31%	1.10%	1.62%	25%	$200,408
2009	$6.47	0.12	(2.74)	(2.62)	(0.13)	(0.08)	(0.21)	$3.64	(41.12)%	1.08%	2.32%	22%	$162,957
2008	$7.55	0.12	(0.86)	(0.74)	(0.13)	(0.21)	(0.34)	$6.47	(10.24)%	1.08%	1.68%	18%	$373,078

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$5.81	0.05	0.29	0.34	(0.04)	—	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	—	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
2010	$3.65	0.04	1.61	1.65	(0.04)	—	(0.04)	$5.26	45.34%	1.85%	0.87%	25%	$5,662
2009	$6.49	0.08	(2.75)	(2.67)	(0.09)	(0.08)	(0.17)	$3.65	(41.58)%	1.83%	1.57%	22%	$5,285
2008	$7.57	0.07	(0.87)	(0.80)	(0.07)	(0.21)	(0.28)	$6.49	(10.88)%	1.83%	0.93%	18%	$12,965
C Class
2012	$5.80	0.05	0.28	0.33	(0.04)	—	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	—	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885
2010	$3.64	0.04	1.60	1.64	(0.04)	—	(0.04)	$5.24	45.19%	1.85%	0.87%	25%	$17,211
2009	$6.47	0.08	(2.74)	(2.66)	(0.09)	(0.08)	(0.17)	$3.64	(41.56)%	1.83%	1.57%	22%	$17,246
2008	$7.55	0.07	(0.87)	(0.80)	(0.07)	(0.21)	(0.28)	$6.47	(10.91)%	1.83%	0.93%	18%	$51,775
R Class
2012	$5.80	0.07	0.30	0.37	(0.07)	—	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	—	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
2010	$3.64	0.06	1.61	1.67	(0.07)	—	(0.07)	$5.24	45.93%	1.35%	1.37%	25%	$14,699
2009	$6.48	0.11	(2.76)	(2.65)	(0.11)	(0.08)	(0.19)	$3.64	(41.36)%	1.33%	2.07%	22%	$9,587
2008	$7.56	0.11	(0.87)	(0.76)	(0.11)	(0.21)	(0.32)	$6.48	(10.45)%	1.33%	1.43%	18%	$16,675

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Company Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Large Company Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $14,113,797, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75030   1205

ANNUAL REPORT                    MARCH 31, 2012

NT Large Company Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	24
Management	25
Additional Information	28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	7.07%	-1.29%	1.02%	5/12/06
Russell 1000 Value Index	—	4.79%	-0.81%	1.53%(1)	—
S&P 500 Index	—	8.54%	2.01%	3.41%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

NT Large Company Value returned 7.07% for the 12 months ended March 31, 2012. By comparison, its benchmark, the Russell 1000 Value Index, returned 4.79%. The broader market, as measured by the S&P 500 Index, returned 8.54%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like NT Large Company Value’s, reflects operating expenses) was 3.93%.*

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. For the reporting period, NT Large Company Value received positive results in absolute terms from eight of the 10 sectors in which it was invested. On a relative basis, it outperformed, aided by investments in the energy, consumer discretionary, and health care sectors. An underweight in utilities stocks detracted.

Energy Boosted Results

NT Large Company Value benefited from investments in large, integrated oil companies and its underweight in exploration and production stocks, which we consider expensive. Near the beginning of the reporting period, we had shifted the portfolio to a significant underweight in the energy equipment and services industry. This proved advantageous after oil prices peaked during the spring of 2011 and shares of energy equipment and services companies underperformed. The portfolio also benefited from the sale of strong performer National Oilwell Varco.

Consumer Discretionary Contributed

Strong stock selection across the consumer discretionary sector enhanced relative performance. In the media industry, the portfolio held Comcast Corp. The cable and television network operator has experienced growth in its broadband and business services divisions and has reduced turnover among its pay-TV subscribers. Comcast has also returned value to shareholders by increasing its dividend and implementing a stock repurchase program. Among multiline retailers, Macy’s outperformed on better-than-expected sales at its stores and through its website. In specialty retailing, shares of home improvement retailer Lowe’s Companies appreciated on improvement in the U.S. housing market.

*	The average returns for Morningstar’s Large Cap Value category were -0.24% for the five-year period ended March 31, 2012 and 2.15% since May 31, 2006, the date nearest the Institutional Class’s inception for which data are available. © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

Health Care Aided Results

An overweight in health care, the strongest sector in the benchmark, added to relative performance. NT Large Company Value benefited from its mix of biotechnology and pharmaceutical stocks, including Amgen, Johnson & Johnson (J&J), and Abbott Laboratories. Amgen outperformed on the expectation of accelerated 2012 revenue growth, boosted by sales of the biotechnology firm’s new bone-building drugs. In addition, Amgen initiated a dividend, increased it, and conducted a modified Dutch auction in which it repurchased approximately $5 billion in outstanding shares. J&J performed well as it continued to work on resolving manufacturing issues that have resulted in costly recalls. The company appeared likely to benefit from a change in management during the reporting period. Abbott Laboratories’ shares advanced after the company announced it was splitting itself into two publicly traded companies. In addition, Abbott has some promising drug candidates in its pipeline, which could offset a sales decline when its blockbuster drug Humira loses patent protection.

An Underweight in Utilities Detracted

The portfolio was hampered by its underweight in utilities. Utilities stocks, which generally pay high dividends, were in strong demand during the reporting period. In our opinion, many of these stocks are overvalued.

Information Technology Provided Top Detractor

A top detractor was Hewlett-Packard (HP). As the computer industry evolves, HP has experienced weakness in its personal computer and printer segments. The services business also struggled.  The company made an expensive acquisition during the reporting period and unexpectedly changed its chief executive officer.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. As of March 31, 2012, NT Large Company Value is broadly diversified, with ongoing overweight positions in health care, telecommunication services, and information technology stocks. Our valuation work is also directing us toward smaller relative weightings in utilities, financials, and industrials stocks. We are still finding greater value opportunities among mega-cap stocks and have maintained our bias toward these firms.

7

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Chevron Corp.	4.3%
General Electric Co.	3.8%
Pfizer, Inc.	3.7%
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.4%
Exxon Mobil Corp.	3.3%
Procter & Gamble Co. (The)	3.1%
AT&T, Inc.	3.0%
Johnson & Johnson	2.7%
Cisco Systems, Inc.	2.6%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.2%
Pharmaceuticals	9.8%
Insurance	8.5%
Commercial Banks	6.6%
Diversified Financial Services	6.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Exchange-Traded Funds	0.8%
Total Equity Exposure	98.8%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(1.1)%

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,261.60	$3.79	0.67%
Hypothetical
Institutional Class	$1,000	$1,021.65	$3.39	0.67%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 98.0%
AEROSPACE AND DEFENSE — 1.5%
Honeywell International, Inc.	46,300	$2,826,615
Northrop Grumman Corp.	35,700	2,180,556
Raytheon Co.	96,900	5,114,382
		10,121,553
AIRLINES — 0.5%
Southwest Airlines Co.	430,700	3,548,968
AUTOMOBILES — 1.0%
Ford Motor Co.	547,700	6,840,773
BEVERAGES — 0.9%
PepsiCo, Inc.	90,100	5,978,135
BIOTECHNOLOGY — 1.4%
Amgen, Inc.	120,500	8,192,795
Gilead Sciences, Inc.(1)	28,900	1,411,765
		9,604,560
CAPITAL MARKETS — 3.9%
Ameriprise Financial, Inc.	116,700	6,667,071
Bank of New York Mellon Corp. (The)	245,800	5,931,154
BlackRock, Inc.	23,300	4,774,170
Goldman Sachs Group, Inc. (The)	58,200	7,238,334
Morgan Stanley	70,600	1,386,584
		25,997,313
CHEMICALS — 0.5%
E.I. du Pont de Nemours & Co.	66,100	3,496,690
COMMERCIAL BANKS — 6.6%
PNC Financial Services Group, Inc.	148,200	9,557,418
U.S. Bancorp	360,500	11,420,640
Wells Fargo & Co.	670,100	22,877,214
		43,855,272
COMMERCIAL SERVICES AND SUPPLIES — 0.3%
Avery Dennison Corp.	62,100	1,871,073
COMMUNICATIONS EQUIPMENT — 2.6%
Cisco Systems, Inc.	835,400	17,668,710
COMPUTERS AND PERIPHERALS — 1.3%
Hewlett-Packard Co.	332,800	7,930,624
Western Digital Corp.(1)	13,900	575,321
		8,505,945
DIVERSIFIED FINANCIAL SERVICES — 6.1%
Bank of America Corp.	416,300	3,983,991
Citigroup, Inc.	335,000	12,244,250
JPMorgan Chase & Co.	536,500	24,668,270
		40,896,511
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.7%
AT&T, Inc.	652,700	20,383,821
CenturyLink, Inc.	191,400	7,397,610
Verizon Communications, Inc.	262,200	10,023,906
		37,805,337
ELECTRIC UTILITIES — 2.9%
American Electric Power Co., Inc.	128,500	4,957,530
Exelon Corp.	86,500	3,391,665
NV Energy, Inc.	166,600	2,685,592
Pinnacle West Capital Corp.	88,400	4,234,360
PPL Corp.	150,800	4,261,608
		19,530,755
ENERGY EQUIPMENT AND SERVICES — 1.2%
Baker Hughes, Inc.	93,000	3,900,420
Schlumberger Ltd.	56,900	3,979,017
		7,879,437
FOOD AND STAPLES RETAILING — 3.0%
CVS Caremark Corp.	186,700	8,364,160
Kroger Co. (The)	200,900	4,867,807
Wal-Mart Stores, Inc.	105,700	6,468,840
		19,700,807
FOOD PRODUCTS — 0.6%
Kraft Foods, Inc., Class A	106,000	4,029,060
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.0%
Medtronic, Inc.	163,100	6,391,889
HEALTH CARE PROVIDERS AND SERVICES — 1.6%
Aetna, Inc.	84,000	4,213,440
Quest Diagnostics, Inc.	22,300	1,363,645
WellPoint, Inc.	73,100	5,394,780
		10,971,865
HOTELS, RESTAURANTS AND LEISURE — 0.2%
Carnival Corp.	50,700	1,626,456
HOUSEHOLD PRODUCTS — 3.1%
Procter & Gamble Co. (The)	310,600	20,875,426
INDUSTRIAL CONGLOMERATES — 4.5%
General Electric Co.	1,262,200	25,332,354
Tyco International Ltd.	81,300	4,567,434
		29,899,788
INSURANCE — 8.5%
Allstate Corp. (The)	178,800	5,886,096
American International Group, Inc.(1)	65,400	2,016,282
Berkshire Hathaway, Inc., Class B(1)	86,500	7,019,475
Chubb Corp. (The)	63,200	4,367,752
Loews Corp.	162,700	6,486,849

11

	Shares	Value
MetLife, Inc.	234,000	$8,739,900
Principal Financial Group, Inc.	147,000	4,337,970
Prudential Financial, Inc.	115,300	7,308,867
Torchmark Corp.	38,200	1,904,270
Travelers Cos., Inc. (The)	142,400	8,430,080
		56,497,541
IT SERVICES — 0.6%
Fiserv, Inc.(1)	52,500	3,642,975
MACHINERY — 1.0%
Dover Corp.	54,600	3,436,524
Ingersoll-Rand plc	82,000	3,390,700
		6,827,224
MEDIA — 4.0%
CBS Corp., Class B	103,600	3,513,076
Comcast Corp., Class A	377,800	11,337,778
Time Warner, Inc.	263,700	9,954,675
Viacom, Inc., Class B	34,900	1,656,354
		26,461,883
METALS AND MINING — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	15,700	597,228
Nucor Corp.	110,800	4,758,860
		5,356,088
MULTI-UTILITIES — 0.9%
PG&E Corp.	144,000	6,251,040
MULTILINE RETAIL — 2.8%
Kohl’s Corp.	87,200	4,362,616
Macy’s, Inc.	99,100	3,937,243
Target Corp.	174,200	10,150,634
		18,450,493
OIL, GAS AND CONSUMABLE FUELS — 11.2%
Apache Corp.	61,700	6,197,148
Chevron Corp.	267,500	28,686,700
ConocoPhillips	64,700	4,917,847
Exxon Mobil Corp.	253,700	22,003,401
Occidental Petroleum Corp.	25,400	2,418,842
Total SA ADR	130,900	6,691,608
Ultra Petroleum Corp.(1)	88,400	2,000,492
Valero Energy Corp.	83,302	2,146,692
		75,062,730
PAPER AND FOREST PRODUCTS — 0.6%
International Paper Co.	115,600	4,057,560
PHARMACEUTICALS — 9.8%
Abbott Laboratories	97,200	5,957,388
Johnson & Johnson	271,600	17,914,736
Merck & Co., Inc.	446,700	17,153,280
Pfizer, Inc.	1,090,300	24,706,198
		65,731,602
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.3%
Applied Materials, Inc.	353,500	4,397,540
Intel Corp.	617,600	17,360,736
Marvell Technology Group Ltd.(1)	37,700	593,021
		22,351,297
SOFTWARE — 2.3%
Adobe Systems, Inc.(1)	87,100	2,988,401
Microsoft Corp.	192,700	6,214,575
Oracle Corp.	219,400	6,397,704
		15,600,680
SPECIALTY RETAIL — 1.8%
Lowe’s Cos., Inc.	206,600	6,483,108
Staples, Inc.	337,100	5,454,278
		11,937,386
TOTAL COMMON STOCKS (Cost $545,106,373)		655,324,822
Exchange-Traded Funds — 0.8%
SPDR S&P 500 ETF Trust (Cost $4,132,669)	37,400	5,262,928
Temporary Cash Investments — 2.3%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $5,718,304), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $5,600,643)		5,600,638
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $3,565,885), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $3,500,408)		3,500,399
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $4,292,889), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $4,200,490)		4,200,479
SSgA U.S. Government Money Market Fund	2,379,141	2,379,141
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,680,657)		15,680,657
TOTAL INVESTMENT SECURITIES — 101.1% (Cost $564,919,699)		676,268,407
OTHER ASSETS AND LIABILITIES — (1.1)%		(7,624,510)
TOTAL NET ASSETS — 100.0%		$668,643,897

12

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,119,839	EUR for USD	UBS AG	4/30/12	$5,495,259	$(13,359)
140,676	EUR for USD	UBS AG	4/30/12	187,640	(963)
144,358	EUR for USD	UBS AG	4/30/12	192,552	(58)
				$5,875,451	$(14,380)
(Value on Settlement Date $5,861,071)

Notes to Schedule of Investments

ADR = American Depositary Receipt
ETF = Exchange-Traded Fund
EUR = Euro
SPDR = Standard & Poor’s Depositary Receipts
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $564,919,699)	$676,268,407
Receivable for investments sold	1,879,534
Receivable for capital shares sold	612,424
Dividends and interest receivable	1,025,469
679,785,834

Liabilities
Payable for investments purchased	10,759,051
Unrealized loss on forward foreign currency exchange contracts	14,380
Accrued management fees	368,506
11,141,937

Net Assets	$668,643,897

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	205,000,000
Shares outstanding	71,839,647

Net Asset Value Per Share	$9.31

Net Assets Consist of:
Capital (par value and paid-in surplus)	$579,334,163
Undistributed net investment income	802,822
Accumulated net realized loss	(22,827,416)
Net unrealized appreciation	111,334,328
$668,643,897

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $31,034)	$14,458,435
Interest	3,959
14,462,394

Expenses:
Management fees	3,592,732
Directors’ fees and expenses	19,606
Other expenses	409
3,612,747

Net investment income (loss)	10,849,647

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,118,917
Futures contract transactions	(1,808,304)
Foreign currency transactions	170,133
3,480,746

Change in net unrealized appreciation (depreciation) on:
Investments	33,801,882
Futures contracts	(44,325)
Translation of assets and liabilities in foreign currencies	(225)
33,757,332

Net realized and unrealized gain (loss)	37,238,078

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,087,725

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$10,849,647	$6,430,900
Net realized gain (loss)	3,480,746	7,008,253
Change in net unrealized appreciation (depreciation)	33,757,332	40,763,481
Net increase (decrease) in net assets resulting from operations	48,087,725	54,202,634

Distributions to Shareholders
From net investment income	(10,239,967)	(6,198,514)

Capital Share Transactions
Proceeds from shares sold	163,120,619	133,067,297
Proceeds from reinvestment of distributions	10,239,967	6,198,514
Payments for shares redeemed	(24,451,077)	(13,417,836)
Net increase (decrease) in net assets from capital share transactions	148,909,509	125,847,975

Net increase (decrease) in net assets	186,757,267	173,852,095

Net Assets
Beginning of period	481,886,630	308,034,535
End of period	$668,643,897	$481,886,630

Undistributed net investment income	$802,822	$217,847

Transactions in Shares of the Fund
Sold	19,287,286	16,968,918
Issued in reinvestment of distributions	1,212,421	764,337
Redeemed	(3,069,792)	(1,718,087)
Net increase (decrease) in shares of the fund	17,429,915	16,015,168

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing primarily in companies with larger market capitalization that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

18

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets).  The strategy assets of the fund include the assets of Large Company Value Fund, one fund in a series issued by the corporation.  The annual management fee schedule for the fund ranges from 0.50% to 0.70%. The effective annual management fee for the year March 31, 2012 was 0.67%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $398,906,734 and $248,746,028, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

19

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$655,324,822	—	—
Exchange-Traded Funds	5,262,928	—	—
Temporary Cash Investments	2,379,141	$13,301,516	—
Total Value of Investment Securities	$662,966,891	$13,301,516	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(14,380)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund regularly purchased equity price risk derivative instruments during the first eight months of the period.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

20

Value of Derivative Instruments as of March 31, 2012

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	—	Unrealized loss on forward foreign currency exchange contracts	$14,380

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(1,808,304)	Change in net unrealized appreciation (depreciation) on futures contracts	$(44,325)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	170,133	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(225)
		$(1,638,171)		$(44,550)

7. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$10,239,967	$6,198,514
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

21

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$583,143,238
Gross tax appreciation of investments	$99,460,001
Gross tax depreciation of investments	(6,334,832)
Net tax appreciation (depreciation) of investments	$93,125,169
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$93,125,169
Undistributed ordinary income	$802,822
Accumulated capital losses	$(4,618,257)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

22

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$8.86	0.17(2)	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14(2)	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
2010	$5.55	0.14(2)	2.47	2.61	(0.14)	—	(0.14)	$8.02	47.28%	0.64%	1.99%	23%	$308,035
2009	$9.71	0.20(2)	(4.16)	(3.96)	(0.20)	—	(0.20)	$5.55	(41.22)%	0.63%	2.82%	26%	$152,678
2008	$11.13	0.22	(1.29)	(1.07)	(0.22)	(0.13)	(0.35)	$9.71	(9.93)%	0.62%	2.10%	20%	$98,618

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(2)	Computed using average shares outstanding throughout the period.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Large Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Large Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $10,239,967, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75051   1205

ANNUAL REPORT               MARCH 31, 2012

NT Mid Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Additional Information	27

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	4.93%	4.33%	6.32%	5/12/06
Russell Midcap Value Index	—	2.28%	1.26%	3.63%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not.

5

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom

Portfolio Manager Brian Woglom has joined the NT Mid Cap Value management team. Mr. Woglom previously served as an investment analyst for NT Mid Cap Value and has been a member of the NT Mid Cap Value team since 2006.

Performance Summary

NT Mid Cap Value returned 4.93% for the 12 months ended March 31, 2012. By comparison, the average return for Morningstar’s Mid Cap Value category (its performance, like NT Mid Cap Value’s, reflects operating expenses) was 0.74%.* The fund’s benchmark, the Russell Midcap Value Index, returned 2.28%. Its returns do not include operating expenses.

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. For the reporting period, NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested. It also outperformed in relative terms. Positions in the financials, consumer staples, and telecommunication services sectors contributed to performance. Allocations to the consumer discretionary and utilities sectors detracted. Foreign holdings also accounted for a portion of the portfolio’s underperformance during the reporting period.

We carefully manage this portfolio for long-term results. Since its inception on May 12, 2006, NT Mid Cap Value has produced an average annual return of 6.32%, topping the returns for that period for Morningstar’s Mid Cap Value category average and the Russell Midcap Value Index (see the performance information on page 5 or in footnotes below).

Financials Boosted Performance

In financials, strong security selection enhanced relative results. Within the insurance industry, NT Mid Cap Value owned Transatlantic Holdings, a global reinsurance company. Shares of Transatlantic surged on news that it had entered a merger agreement with Allied World Assurance Co. Holdings. The stock continued to perform well as several other suitors made additional offers. Ultimately, Transatlantic agreed to be acquired by Alleghany Corp.

The portfolio also benefited from an investment in American Tower Corp., which is not represented in the benchmark. American Tower announced it was planning

*	The average returns for the periods ended March 31, 2012, for Morningstar’s Mid Cap Value category were 1.41% for the five-year period and 3.74% from May 31, 2006, the date nearest the Institutional Class’s inception for which data are available. ©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

6

to convert itself into a real estate investment trust (REIT) at the end of 2011, attracting more investors to the stock. (The conversion led to American Tower’s reclassification from a telecommunications stock to a REIT.)

The financials sector also provided a notable detractor — Hudson City Bancorp., a regional bank operating primarily in New Jersey and New York. The low interest rate environment has raised concern about its future earnings power.

Consumer Staples Contributed

NT Mid Cap Value’s overweight in consumer staples added to relative performance as investors gravitated to more defensive stocks. The portfolio benefited from our focus on high-quality names, particularly among food and household products stocks. Many of these stocks offer attractive dividend yields. A notable contributor was Kimberly-Clark Corp., which demonstrated strong pricing power even as commodities prices, specifically the price of pulp, increased.

Energy Supplied Contributor and Detractor

In the energy sector, the portfolio benefited from a position in oil and gas drilling company, EQT Corp. The stock appreciated in the early part of the reporting period, we believe, because of unspecified rumors about its potential acquisition. Drilling companies with a presence in the Marcellus shale, which has significant untapped natural gas reserves, were attractive acquisition candidates during the reporting period.

A detractor was Ultra Petroleum, a high-quality natural gas exploration and production company, with solid assets and the ability to extract natural gas more cheaply than many of its peers. Its shares declined, largely because of supply and demand. New extraction techniques have produced a significant amount of natural gas supply. Meanwhile, prices fell to 10-year lows on weak demand during the mild winter.

Consumer Discretionary and Utilities Hampered Results

NT Mid Cap Value’s underweight in the consumer discretionary sector, which outperformed in the benchmark, slowed relative performance. Security selection in the household durables industry was also a drag on results.

In utilities, an underweight slowed performance. Utilities stocks, which are generally viewed as defensive instruments in difficult economic times, performed strongly during the reporting period. We believed utilities stocks offer a less attractive risk/reward profile than stocks in other sectors.

Industrials Provided Top Detractor

In the industrials sector, an investment in Koninklijke Philips Electronics detracted. The Dutch company, which does a significant amount of business in Europe, has been hampered by the slowdown in the European economy. In addition, the new management team’s turnaround plan is progressing more slowly than expected.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of March 31, 2012, we see opportunities in health care, industrials, and consumer staples reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, information technology, and consumer discretionary stocks.

7

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.3%
iShares Russell Midcap Value Index Fund	2.8%
Northern Trust Corp.	2.7%
Imperial Oil Ltd.	2.0%
CareFusion Corp.	1.7%
Kimberly-Clark Corp.	1.7%
Tyco International Ltd.	1.7%
PG&E Corp.	1.6%
Ralcorp Holdings, Inc.	1.6%
Zimmer Holdings, Inc.	1.6%

Top Five Industries	% of net assets
Insurance	8.3%
Oil, Gas and Consumable Fuels	6.8%
Electric Utilities	6.7%
Health Care Equipment and Supplies	6.4%
Commercial Banks	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	86.6%
Foreign Common Stocks*	7.6%
Exchange-Traded Funds	2.8%
Total Equity Exposure	97.0%
Temporary Cash Investments	2.9%
Other Assets and Liabilities	0.1%

*	Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$1,232.50	$4.47	0.80%
Hypothetical
Institutional Class	$1,000	$1,021.00	$4.04	0.80%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 94.2%
AEROSPACE AND DEFENSE — 2.6%
Exelis, Inc.	135,533	$1,696,873
General Dynamics Corp.	21,719	1,593,740
Huntington Ingalls Industries, Inc.(1)	17,903	720,417
L-3 Communications Holdings, Inc.	31,864	2,255,016
Northrop Grumman Corp.	27,166	1,659,299
		7,925,345
AIRLINES — 1.1%
Southwest Airlines Co.	385,595	3,177,303
BEVERAGES — 1.4%
Dr Pepper Snapple Group, Inc.	104,831	4,215,254
CAPITAL MARKETS — 4.1%
Charles Schwab Corp. (The)	212,671	3,056,082
Northern Trust Corp.	168,793	8,009,228
State Street Corp.	26,629	1,211,620
		12,276,930
CHEMICALS — 0.9%
Minerals Technologies, Inc.	26,470	1,731,403
Olin Corp.	51,106	1,111,555
		2,842,958
COMMERCIAL BANKS — 5.5%
City National Corp.	30,253	1,587,375
Comerica, Inc.	115,392	3,734,085
Commerce Bancshares, Inc.	93,797	3,800,654
Cullen/Frost Bankers, Inc.	24,858	1,446,487
PNC Financial Services Group, Inc.	32,771	2,113,402
SunTrust Banks, Inc.	67,040	1,620,357
Westamerica Bancorp.	48,093	2,308,464
		16,610,824
COMMERCIAL SERVICES AND SUPPLIES — 3.8%
Republic Services, Inc.	324,292	9,910,364
Waste Management, Inc.	43,368	1,516,145
		11,426,509
COMMUNICATIONS EQUIPMENT — 0.3%
Harris Corp.	20,020	902,502
COMPUTERS AND PERIPHERALS — 0.1%
Western Digital Corp.(1)	10,860	449,495
CONTAINERS AND PACKAGING — 1.2%
Bemis Co., Inc.	116,917	3,775,250
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.8%
CenturyLink, Inc.	83,840	$3,240,416
tw telecom, inc.(1)	92,500	2,049,800
		5,290,216
ELECTRIC UTILITIES — 6.7%
Empire District Electric Co. (The)	143,145	2,913,001
Great Plains Energy, Inc.	223,250	4,525,277
IDACORP, Inc.	27,300	1,122,576
Northeast Utilities	55,726	2,068,549
NV Energy, Inc.	239,529	3,861,207
Portland General Electric Co.	74,566	1,862,659
Westar Energy, Inc.	134,806	3,765,132
		20,118,401
ELECTRICAL EQUIPMENT — 1.3%
Brady Corp., Class A	30,961	1,001,588
Emerson Electric Co.	34,444	1,797,288
Hubbell, Inc., Class B	13,164	1,034,427
		3,833,303
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.1%
Molex, Inc., Class A	62,700	1,470,315
TE Connectivity Ltd.	47,864	1,759,002
		3,229,317
FOOD AND STAPLES RETAILING — 1.4%
SYSCO Corp.	138,456	4,134,296
FOOD PRODUCTS — 4.3%
Campbell Soup Co.	49,872	1,688,167
General Mills, Inc.	62,355	2,459,905
H.J. Heinz Co.	29,922	1,602,323
Kellogg Co.	43,881	2,353,338
Ralcorp Holdings, Inc.(1)	66,217	4,906,018
		13,009,751
GAS UTILITIES — 0.8%
AGL Resources, Inc.	62,450	2,449,289
HEALTH CARE EQUIPMENT AND SUPPLIES — 6.4%
Becton, Dickinson and Co.	40,851	3,172,080
Boston Scientific Corp.(1)	343,295	2,052,904
CareFusion Corp.(1)	201,490	5,224,636
Hologic, Inc.(1)	41,610	896,696
STERIS Corp.	52,810	1,669,852
Stryker Corp.	29,888	1,658,186
Zimmer Holdings, Inc.	74,639	4,797,795
		19,472,149

11

	Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.4%	40,227	$1,981,180
CIGNA Corp.
Humana, Inc.	13,000	1,202,240
LifePoint Hospitals, Inc.(1)	89,485	3,529,288
Patterson Cos., Inc.	101,872	3,402,525
		10,115,233
HOTELS, RESTAURANTS AND LEISURE — 2.5%
Carnival Corp.	57,021	1,829,234
CEC Entertainment, Inc.	70,000	2,653,700
International Game Technology	83,003	1,393,620
International Speedway Corp., Class A	34,715	963,341
Speedway Motorsports, Inc.	34,839	650,793
		7,490,688
HOUSEHOLD DURABLES — 0.7%
Whirlpool Corp.	29,083	2,235,319
HOUSEHOLD PRODUCTS — 2.4%
Clorox Co.	28,500	1,959,375
Kimberly-Clark Corp.	69,868	5,162,546
		7,121,921
INDUSTRIAL CONGLOMERATES — 2.9%
Koninklijke Philips Electronics NV	187,681	3,804,713
Tyco International Ltd.	90,506	5,084,627
		8,889,340
INSURANCE — 8.3%
ACE Ltd.	27,112	1,984,598
Allstate Corp. (The)	114,300	3,762,756
Aon Corp.	73,250	3,593,645
HCC Insurance Holdings, Inc.	140,679	4,384,964
Marsh & McLennan Cos., Inc.	120,093	3,937,850
Symetra Financial Corp.	85,937	990,854
Torchmark Corp.	15,900	792,615
Travelers Cos., Inc. (The)	55,781	3,302,235
Unum Group	96,695	2,367,094
		25,116,611
IT SERVICES — 0.4%
Booz Allen Hamilton Holding Corp.	70,512	1,200,819
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Life Technologies Corp.(1)	13,607	664,294
MACHINERY — 2.7%	24,166	$999,264
Ingersoll-Rand plc
ITT Corp.	79,688	1,828,043
Kaydon Corp.	88,521	2,258,171
Oshkosh Corp.(1)	60,934	1,411,841
Snap-On, Inc.	19,550	1,191,963
Stanley Black & Decker, Inc.	6,590	507,166
		8,196,448
MEDIA — 0.9%
Omnicom Group, Inc.	16,457	833,547
Time Warner Cable, Inc.	22,672	1,847,768
		2,681,315
METALS AND MINING — 1.1%
Newmont Mining Corp.	64,284	3,295,841
MULTI-UTILITIES — 3.3%
Consolidated Edison, Inc.	22,400	1,308,608
PG&E Corp.	113,924	4,945,441
Wisconsin Energy Corp.	29,120	1,024,441
Xcel Energy, Inc.	96,634	2,557,902
		9,836,392
MULTILINE RETAIL — 0.9%
Target Corp.	45,004	2,622,383
OIL, GAS AND CONSUMABLE FUELS — 6.8%
Apache Corp.	13,700	1,376,028
Devon Energy Corp.	11,710	832,815
EQT Corp.	36,135	1,742,068
Imperial Oil Ltd.	134,335	6,103,627
Murphy Oil Corp.	66,594	3,747,245
Peabody Energy Corp.	42,620	1,234,275
Southwestern Energy Co.(1)	54,712	1,674,187
Ultra Petroleum Corp.(1)	174,592	3,951,017
		20,661,262
PHARMACEUTICALS — 0.6%
Eli Lilly & Co.	18,853	759,211
Hospira, Inc.(1)	28,357	1,060,268
		1,819,479
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.8%
American Tower Corp.	38,393	2,419,527
Government Properties Income Trust	38,579	930,140
Piedmont Office Realty Trust, Inc., Class A	192,001	3,408,018
Weyerhaeuser Co.	71,432	1,565,789
		8,323,474

12

	Shares	Value
ROAD AND RAIL — 0.5%
Heartland Express, Inc.	107,147	$1,549,346
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Applied Materials, Inc.	353,323	4,395,338
Teradyne, Inc.(1)	175,589	2,965,698
		7,361,036
SPECIALTY RETAIL — 2.7%
Lowe’s Cos., Inc.	149,309	4,685,317
Staples, Inc.	218,190	3,530,314
		8,215,631
THRIFTS AND MORTGAGE FINANCE — 2.8%
Capitol Federal Financial, Inc.	210,906	2,501,345
Hudson City Bancorp., Inc.	380,593	2,782,135
People’s United Financial, Inc.	246,689	3,266,162
		8,549,642
WIRELESS TELECOMMUNICATION SERVICES — 1.1%
Rogers Communications, Inc., Class B	80,451	3,194,004
TOTAL COMMON STOCKS (Cost $258,495,313)		284,279,570
Exchange-Traded Funds — 2.8%
iShares Russell Midcap Value Index Fund (Cost $7,436,034)	176,775	8,508,181
Temporary Cash Investments — 2.9%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $3,155,905), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $3,090,969)		3,090,966
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $1,967,995), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $1,931,859)		1,931,854
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $2,369,225), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $2,318,230)		2,318,224
SSgA U.S. Government Money Market Fund	1,313,037	1,313,037
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,654,081)		8,654,081
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $274,585,428)		301,441,832
OTHER ASSETS AND LIABILITIES — 0.1%		426,535
TOTAL NET ASSETS — 100.0%		$301,868,367

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
7,647,707	CAD for USD	UBS AG	4/30/12	$7,663,028	$6,537
2,454,351	EUR for USD	UBS AG	4/30/12	3,273,743	(7,958)
				$10,936,771	$(1,421)
(Value on Settlement Date $10,935,350)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar
(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $274,585,428)	$301,441,832
Receivable for investments sold	2,614,037
Receivable for capital shares sold	221,825
Unrealized gain on forward foreign currency exchange contracts	6,537
Dividends and interest receivable	626,972
304,911,203

Liabilities
Payable for investments purchased	2,836,043
Unrealized loss on forward foreign currency exchange contracts	7,958
Accrued management fees	198,835
3,042,836

Net Assets	$301,868,367

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	29,717,948

Net Asset Value Per Share	$10.16

Net Assets Consist of:
Capital (par value and paid-in surplus)	$273,253,886
Undistributed net investment income	1,787,747
Accumulated net realized loss	(28,394)
Net unrealized appreciation	26,855,128
$301,868,367

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $39,998)	$6,807,490
Interest	1,697
6,809,187

Expenses:
Management fees	1,937,394
Directors’ fees and expenses	8,808
Other expenses	477
1,946,679

Net investment income (loss)	4,862,508

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,291,479
Foreign currency transactions	242,698
12,534,177

Change in net unrealized appreciation (depreciation) on:
Investments	(1,322,034)
Translation of assets and liabilities in foreign currencies	50,082
(1,271,952)

Net realized and unrealized gain (loss)	11,262,225

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,124,733

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$4,862,508	$3,974,165
Net realized gain (loss)	12,534,177	20,268,900
Change in net unrealized appreciation (depreciation)	(1,271,952)	7,346,078
Net increase (decrease) in net assets resulting from operations	16,124,733	31,589,143

Distributions to Shareholders
From net investment income	(3,419,237)	(3,847,606)
From net realized gains	(19,965,565)	(8,513,579)
Decrease in net assets from distributions	(23,384,802)	(12,361,185)

Capital Share Transactions
Proceeds from shares sold	73,448,264	53,326,426
Proceeds from reinvestment of distributions	23,384,802	12,361,185
Payments for shares redeemed	(4,085,736)	(6,263,686)
Net increase (decrease) in net assets from capital share transactions	92,747,330	59,423,925

Net increase (decrease) in net assets	85,487,261	78,651,883

Net Assets
Beginning of period	216,381,106	137,729,223
End of period	$301,868,367	$216,381,106

Undistributed net investment income	$1,787,747	$200,529

Transactions in Shares of the Fund
Sold	7,397,963	5,451,225
Issued in reinvestment of distributions	2,536,364	1,235,583
Redeemed	(437,840)	(620,123)
Net increase (decrease) in shares of the fund	9,496,487	6,066,685

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in equity securities of medium size companies that management believes to be undervalued at the time of purchase. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during

17

the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of invesments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $267,004,808 and $197,986,347, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$261,349,735	—	—
Foreign Common Stocks	9,827,491	$13,102,344	—
Exchange-Traded Funds	8,508,181	—	—
Temporary Cash Investments	1,313,037	7,341,044	—
Total Value of Investment Securities	$280,998,444	$20,443,388	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(1,421)	—

6. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of March 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $6,537 in unrealized gain on forward foreign currency exchange contracts and as a liability of $7,958 in unrealized loss on forward foreign currency exchange contracts. For the year ended March 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $232,376 in net realized gain (loss) on foreign currency transactions and $50,540 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$11,958,431	$8,739,435
Long-term capital gains	$11,426,371	$3,621,750

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$280,932,746
Gross tax appreciation of investments	$28,147,438
Gross tax depreciation of investments	(7,638,352)
Net tax appreciation (depreciation) of investments	$20,509,086
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$148
Net tax appreciation (depreciation)	$20,509,234
Undistributed ordinary income	$4,555,190
Accumulated long-term gains	$3,550,057

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
	Net Asset Value, Beginning of Period	Income From Investment Operations:			Distributions From:			Net Asset Value, End of Period	Total Return(2)	Ratio to Average Net Assets of:		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
		Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions			Operating Expenses	Net Investment Income (Loss)
Institutional Class
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	2.35%	102%	$216,381
2010	$6.25	0.17	3.45	3.62	(0.14)	—	(0.14)	$9.73	58.29%	0.80%	1.98%	143%	$137,729
2009	$9.04	0.18	(2.79)	(2.61)	(0.18)	—	(0.18)	$6.25	(29.25)%	0.80%	2.36%	181%	$67,933
2008	$11.28	0.16	(1.29)	(1.13)	(0.15)	(0.96)	(1.11)	$9.04	(10.79)%	0.80%	1.48%	208%	$45,832

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Mid Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Mid Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $6,408,520, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $11,426,371, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75052   1205

ANNUAL REPORT               MARCH 31, 2012

Small Cap Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Management	31
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-1.39%	4.13%	7.97%	11.28%	7/31/98
Russell 2000 Value Index	—	-1.07%	0.01%	6.59%	7.78%	—
Institutional Class	ACVIX	-1.20%	4.34%	8.18%	12.00%	10/26/98
A Class(1) No sales charge* With sales charge*	ACSCX	-1.56% -7.26%	3.86% 2.64%	7.71% 7.07%	12.18% 11.64%	12/31/99
C Class	ASVNX	-2.30%	—	—	9.73%	3/1/10
R Class	ASVRX	-1.80%	—	—	10.29%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.41%	1.21%	1.66%	2.41%	1.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Ben Giele and James Pitman

Performance Summary

Small Cap Value declined 1.39%* for the 12 months ended March 31, 2012. By comparison, its benchmark, the Russell 2000 Value Index, fell 1.07%. The portfolio’s returns reflect operating expenses while the index’s returns do not.

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. Small cap stocks generally underperformed their mid cap and large cap counterparts. For the reporting period, Small Cap Value provided positive absolute results in seven of the 10 sectors in which it was invested. It underperformed on a relative basis. The portfolio was hindered by positions in the financials and energy sectors, while investments in the information technology and industrials sectors contributed. Foreign holdings also accounted for a portion of the portfolio’s underperformance during the reporting period.

We carefully manage this portfolio for long-term results. Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 11.28%, outpacing the return of the Russell 2000 Value Index for the same period (see performance information on pages 5-6).

Financials Detracted

Small Cap Value was hampered by an underweight position in the financials sector, which recorded positive results for the benchmark, the Russell 2000 Value Index. More specifically, an underweight in the commercial banking industry detracted. Security selection also dampened relative performance. Within the capital markets segment, a key detractor was Artio Global Investors. The investment manager was hurt by the poor performance of its developed markets portfolios and has experienced investment outflows as a result.

Energy Hampered Results

Stock selection in the energy sector, which was down 23% in the benchmark, was a drag on results. Small Cap Value was overweight Penn Virginia Corp., Overseas Shipholding Group, and Patriot Coal Corp. Penn Virginia, an independent oil and gas exploration company, declined on a drop in production. Oil tanker company Overseas Shipholding Group was hurt by a slump in demand. Patriot Coal Corp. reduced earnings guidance on weakness in coal prices.

*	All fund returns referenced in this commentary are for Investor Class shares.

7

Information Technology Contributed

Strong stock selection across the information technology sector, the second-weakest performer in the benchmark, boosted relative performance. Small Cap Value benefited from investments in semiconductor maker National Semiconductor, communications clearinghouse NeuStar, and Total Systems Services, an electronic payment processor. Shares of National Semiconductor rose on news of its takeover by Texas Instruments. NeuStar reported solid revenue growth, while Total Systems Services has been steadily winning new contracts.

Industrials Added Value

In the poorly performing industrials sector, effective stock picking contributed to relative results. A notable contributor was On Assignment, a professional staffing company providing temporary scientific professionals. The company reported better-than-expected earnings and raised guidance for 2012 as the U.S. job market improved. Its shares also rose on news it would acquire rival Apex Systems in a deal that could boost 2012 earnings.

Outlook

We continue to be bottom-up investment managers, building the portfolio one stock at a time, a process that results in exposure to market segments based on the attractiveness of individual companies in terms of their valuation and fundamentals. As of March 31, 2012, the portfolio is broadly diversified, with larger positions than the benchmark in the information technology, health care, and industrials sectors. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

8

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Quest Software, Inc.	2.1%
iShares Russell 2000 Index Fund	1.7%
iShares S&P SmallCap 600 Index Fund	1.5%
Aspen Insurance Holdings Ltd., Series AHL, 5.625% (Convertible)	1.2%
First Horizon National Corp.	1.2%
HCC Insurance Holdings, Inc.	1.2%
Granite Construction, Inc.	1.0%
Young Innovations, Inc.	1.0%
DST Systems, Inc.	0.9%
American Science & Engineering, Inc.	0.9%

Top Five Industries	% of net assets
Commercial Banks	9.9%
Real Estate Investment Trusts (REITs)	8.2%
Insurance	6.3%
Machinery	4.1%
Health Care Providers and Services	3.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	91.9%
Exchange-Traded Funds	3.2%
Convertible Preferred Stocks	2.0%
Preferred Stocks	0.3%
Total Equity Exposure	97.4%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.9%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 - 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,273.80	$7.11	1.25%
Institutional Class	$1,000	$1,274.70	$5.97	1.05%
A Class	$1,000	$1,272.70	$8.52	1.50%
C Class	$1,000	$1,267.90	$12.76	2.25%
R Class	$1,000	$1,271.40	$9.94	1.75%
Hypothetical
Investor Class	$1,000	$1,018.75	$6.31	1.25%
Institutional Class	$1,000	$1,019.75	$5.30	1.05%
A Class	$1,000	$1,017.50	$7.57	1.50%
C Class	$1,000	$1,013.75	$11.33	2.25%
R Class	$1,000	$1,016.25	$8.82	1.75%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 91.9%
AEROSPACE AND DEFENSE — 2.9%
AAR Corp.	195,440	$3,566,780
Alliant Techsystems, Inc.	165,000	8,269,800
American Science & Engineering, Inc.	265,000	17,768,250
Ceradyne, Inc.	70,000	2,279,200
Curtiss-Wright Corp.	275,000	10,177,750
Moog, Inc., Class A(1)	105,000	4,503,450
National Presto Industries, Inc.	45,000	3,413,700
Orbital Sciences Corp.(1)	195,000	2,564,250
Teledyne Technologies, Inc.(1)	65,000	4,098,250
Triumph Group, Inc.	40,000	2,506,400
		59,147,830
AIR FREIGHT AND LOGISTICS — 0.2%
UTi Worldwide, Inc.	245,000	4,221,350
AIRLINES — 0.6%
Alaska Air Group, Inc.(1)	200,000	7,164,000
Allegiant Travel Co.(1)	45,000	2,452,500
JetBlue Airways Corp.(1)	575,000	2,811,750
		12,428,250
AUTO COMPONENTS — 1.2%
American Axle & Manufacturing Holdings, Inc.(1)	650,000	7,611,500
Cooper Tire & Rubber Co.	260,000	3,957,200
Dana Holding Corp.	600,000	9,300,000
Lear Corp.	85,000	3,951,650
		24,820,350
BEVERAGES — 0.1%
Primo Water Corp.(1)(2)	1,200,000	2,340,000
BUILDING PRODUCTS — 0.2%
Apogee Enterprises, Inc.	165,000	2,136,750
Simpson Manufacturing Co., Inc.	70,000	2,257,500
		4,394,250
CAPITAL MARKETS — 2.6%
Apollo Investment Corp.	900,000	6,453,000
Ares Capital Corp.	230,000	3,760,500
Artio Global Investors, Inc.	345,000	1,645,650
BlackRock Kelso Capital Corp.	240,000	2,356,800
Fifth Street Finance Corp.	300,000	2,928,000
Hercules Technology Growth Capital, Inc.	550,000	6,094,000
Janus Capital Group, Inc.	945,000	8,419,950
Knight Capital Group, Inc., Class A(1)	225,000	$2,895,750
MCG Capital Corp.	300,000	1,275,000
PennantPark Investment Corp.	750,000	7,800,000
Prospect Capital Corp.	265,000	2,909,700
Waddell & Reed Financial, Inc.	245,000	7,940,450
		54,478,800
CHEMICALS — 2.6%
Ferro Corp.(1)	425,000	2,524,500
Georgia Gulf Corp.(1)	115,000	4,011,200
H.B. Fuller Co.	150,000	4,924,500
Hawkins, Inc.	115,000	4,278,000
Innophos Holdings, Inc.	130,000	6,515,600
Intrepid Potash, Inc.(1)	255,000	6,204,150
Kraton Performance Polymers, Inc.(1)	55,000	1,461,350
Minerals Technologies, Inc.	125,000	8,176,250
Olin Corp.	115,000	2,501,250
OM Group, Inc.(1)	150,000	4,126,500
Sensient Technologies Corp.	45,000	1,710,000
Tredegar Corp.	240,000	4,701,600
W.R. Grace & Co.(1)	45,000	2,601,000
		53,735,900
COMMERCIAL BANKS — 9.9%
American National Bankshares, Inc.	261,193	5,563,411
BancorpSouth, Inc.	400,000	5,388,000
BOK Financial Corp.	95,000	5,346,600
Boston Private Financial Holdings, Inc.	760,000	7,531,600
City National Corp.	60,000	3,148,200
Community Bank System, Inc.	240,000	6,907,200
Cullen/Frost Bankers, Inc.	150,000	8,728,500
CVB Financial Corp.	285,000	3,345,900
F.N.B. Corp.	500,000	6,040,000
First Financial Bancorp.	240,000	4,152,000
First Horizon National Corp.	2,400,000	24,912,000
First Interstate Bancsystem, Inc.	260,000	3,801,200
First Midwest Bancorp., Inc.	250,000	2,995,000
First Republic Bank(1)	125,000	4,117,500
FirstMerit Corp.	385,000	6,491,100
Fulton Financial Corp.	1,365,000	14,332,500
Heritage Financial Corp.	480,000	6,528,000
Lakeland Financial Corp.	240,000	6,247,200
MB Financial, Inc.	145,000	3,043,550

12

	Shares	Value
National Bankshares, Inc.	170,000	$5,117,000
Old National Bancorp.	305,000	4,007,700
Pacific Continental Corp.	410,000	3,862,200
Park Sterling Corp.(1)	1,025,000	4,920,000
Susquehanna Bancshares, Inc.	565,000	5,582,200
TCF Financial Corp.	1,225,000	14,565,250
Trico Bancshares	330,000	5,748,600
Trustmark Corp.	300,000	7,494,000
Umpqua Holdings Corp.	325,000	4,407,000
United Bankshares, Inc.	100,000	2,886,000
Washington Banking Co.	240,000	3,314,400
Webster Financial Corp.	90,000	2,040,300
Wintrust Financial Corp.	105,000	3,757,950
Zions BanCorp.	370,000	7,940,200
		204,262,261
COMMERCIAL SERVICES AND SUPPLIES — 1.3%
ABM Industries, Inc.	135,000	3,280,500
Brink’s Co. (The)	165,000	3,938,550
Metalico, Inc.(1)	1,155,000	4,931,850
SYKES Enterprises, Inc.(1)	490,000	7,742,000
US Ecology, Inc.	340,000	7,391,600
		27,284,500
COMMUNICATIONS EQUIPMENT — 1.2%
Bel Fuse, Inc., Class B	350,000	6,184,500
Emulex Corp.(1)	275,000	2,854,500
Oplink Communications, Inc.(1)	245,000	4,189,500
Plantronics, Inc.	95,000	3,824,700
Polycom, Inc.(1)	195,000	3,718,650
Tellabs, Inc.	875,000	3,543,750
		24,315,600
COMPUTERS AND PERIPHERALS — 0.6%
Lexmark International, Inc., Class A	80,000	2,659,200
QLogic Corp.(1)	525,000	9,324,000
		11,983,200
CONSTRUCTION AND ENGINEERING — 1.6%
Comfort Systems USA, Inc.	150,000	1,636,500
EMCOR Group, Inc.	210,000	5,821,200
Granite Construction, Inc.	705,000	20,261,700
Pike Electric Corp.(1)	685,000	5,637,550
		33,356,950
CONTAINERS AND PACKAGING — 0.6%
Bemis Co., Inc.	290,000	9,364,100
Sonoco Products Co.	70,000	2,324,000
		11,688,100
DISTRIBUTORS — 0.2%
Core-Mark Holding Co., Inc.	79,390	3,250,227
DIVERSIFIED FINANCIAL SERVICES — 0.5%
CBOE Holdings, Inc.	180,000	5,115,600
Compass Diversified Holdings	340,000	5,028,600
		10,144,200
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Atlantic Tele-Network, Inc.	55,000	1,999,800
ELECTRIC UTILITIES — 2.6%
Cleco Corp.	80,000	3,172,000
El Paso Electric Co.	155,000	5,035,950
Great Plains Energy, Inc.	775,000	15,709,250
IDACORP, Inc.	70,000	2,878,400
NV Energy, Inc.	445,000	7,173,400
PNM Resources, Inc.	225,000	4,117,500
Portland General Electric Co.	220,000	5,495,600
Unitil Corp.	140,000	3,756,200
Westar Energy, Inc.	190,000	5,306,700
		52,645,000
ELECTRICAL EQUIPMENT — 1.7%
Brady Corp., Class A	300,000	9,705,000
Encore Wire Corp.	480,000	14,270,400
Hubbell, Inc., Class B	40,000	3,143,200
II-VI, Inc.(1)	170,000	4,020,500
LSI Industries, Inc.	375,000	2,748,750
Thomas & Betts Corp.(1)	25,000	1,797,750
		35,685,600
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.4%
Benchmark Electronics, Inc.(1)	335,000	5,524,150
Coherent, Inc.(1)	50,000	2,916,500
Electro Scientific Industries, Inc.	215,000	3,227,150
IPG Photonics Corp.(1)	30,000	1,561,500
Littelfuse, Inc.	200,000	12,540,000
M/A-COM Technology Solutions Holdings, Inc.(1)	100,000	2,074,000
Methode Electronics, Inc.	460,000	4,268,800
Park Electrochemical Corp.	340,000	10,278,200
Plexus Corp.(1)	165,000	5,773,350
Tech Data Corp.(1)	40,000	2,170,400
		50,334,050
ENERGY EQUIPMENT AND SERVICES — 1.8%
Bristow Group, Inc.	110,000	5,250,300
Cal Dive International, Inc.(1)	850,000	2,805,000
Helix Energy Solutions Group, Inc.(1)	445,000	7,921,000
Key Energy Services, Inc.(1)	40,000	618,000
SandRidge Permian Trust	130,000	3,030,300

13

	Shares	Value
Superior Energy Services, Inc.(1)	190,000	$5,008,400
Tetra Technologies, Inc.(1)	1,100,000	10,362,000
Unit Corp.(1)	65,000	2,779,400
		37,774,400
FOOD AND STAPLES RETAILING — 0.8%
Harris Teeter Supermarkets Inc.	45,000	1,804,500
Village Super Market, Inc., Class A	165,000	5,212,350
Weis Markets, Inc.	235,000	10,246,000
		17,262,850
FOOD PRODUCTS — 0.9%
Dole Food Co., Inc.(1)	415,000	4,141,700
J&J Snack Foods Corp.	140,000	7,344,400
Snyders-Lance, Inc.	240,000	6,204,000
		17,690,100
GAS UTILITIES — 0.9%
Atmos Energy Corp.	255,000	8,022,300
Chesapeake Utilities Corp.	45,000	1,850,400
Laclede Group, Inc. (The)	77,570	3,026,781
WGL Holdings, Inc.	125,000	5,087,500
		17,986,981
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.1%
Cutera, Inc.(1)	385,000	3,291,750
ICU Medical, Inc.(1)	130,000	6,390,800
Integra LifeSciences Holdings Corp.(1)	150,000	5,203,500
Orthofix International NV(1)	116,152	4,364,992
Utah Medical Products, Inc.	155,000	4,820,500
Young Innovations, Inc.(2)	655,000	20,252,600
		44,324,142
HEALTH CARE PROVIDERS AND SERVICES — 3.5%
Amsurg Corp.(1)	145,000	4,057,100
Assisted Living Concepts, Inc., Class A	120,000	1,993,200
Centene Corp.(1)	90,000	4,407,300
HealthSouth Corp.(1)	370,000	7,577,600
LifePoint Hospitals, Inc.(1)	135,000	5,324,400
Lincare Holdings, Inc.	340,000	8,799,200
Magellan Health Services, Inc.(1)	145,000	7,077,450
National Healthcare Corp.	115,000	5,239,400
Owens & Minor, Inc.	295,000	8,970,950
PSS World Medical, Inc.(1)	245,000	6,208,300
U.S. Physical Therapy, Inc.	145,000	3,342,250
VCA Antech, Inc.(1)	375,000	8,703,750
		71,700,900
HOTELS, RESTAURANTS AND LEISURE — 1.8%
Bally Technologies, Inc.(1)	155,000	7,246,250
Bob Evans Farms, Inc.	130,000	4,903,600
Brinker International, Inc.	160,000	4,408,000
CEC Entertainment, Inc.	110,000	4,170,100
Jack in the Box, Inc.(1)	170,000	4,074,900
Orient-Express Hotels Ltd. Class A(1)	280,000	2,856,000
Vail Resorts, Inc.	155,000	6,703,750
WMS Industries, Inc.(1)	125,000	2,966,250
		37,328,850
HOUSEHOLD DURABLES — 1.0%
CSS Industries, Inc.	280,000	5,448,800
Helen of Troy Ltd.(1)	55,000	1,870,550
La-Z-Boy, Inc.(1)	300,000	4,488,000
Tupperware Brands Corp.	135,000	8,572,500
		20,379,850
INSURANCE — 5.1%
Alterra Capital Holdings Ltd.	360,000	8,272,800
American Equity Investment Life Holding Co.	525,000	6,704,250
Arthur J. Gallagher & Co.	80,000	2,859,200
Aspen Insurance Holdings Ltd.	365,000	10,198,100
Baldwin & Lyons, Inc., Class B	290,000	6,490,200
Hanover Insurance Group, Inc. (The)	135,000	5,551,200
HCC Insurance Holdings, Inc.	795,000	24,780,150
Infinity Property & Casualty Corp.	95,000	4,971,350
National Financial Partners Corp.(1)	315,000	4,769,100
Platinum Underwriters Holdings Ltd.	245,000	8,942,500
Primerica, Inc.	210,000	5,294,100
ProAssurance Corp.	65,000	5,727,150
Symetra Financial Corp.	420,000	4,842,600
United Fire Group, Inc.	345,000	6,172,050
		105,574,750
IT SERVICES — 2.6%
Convergys Corp.(1)	685,000	9,144,750
DST Systems, Inc.	355,000	19,251,650
Euronet Worldwide, Inc.(1)	220,000	4,595,800
NeuStar, Inc., Class A(1)	140,000	5,215,000
Total System Services, Inc.	545,000	12,573,150
Vantiv, Inc. Class A(1)	96,803	1,900,243
		52,680,593

14

	Shares	Value
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Brunswick Corp.	190,000	4,892,500
LIFE SCIENCES TOOLS AND SERVICES — 0.4%
Covance, Inc.(1)	160,000	7,620,800
MACHINERY — 4.1%
Actuant Corp., Class A	185,000	5,363,150
Altra Holdings, Inc.(1)	400,000	7,680,000
Barnes Group, Inc.	210,000	5,525,100
Briggs & Stratton Corp.	465,000	8,337,450
Douglas Dynamics, Inc.	140,000	1,925,000
Dynamic Materials Corp.	200,000	4,222,000
FreightCar America, Inc.	155,000	3,485,950
Harsco Corp.	135,000	3,167,100
IDEX Corp.	125,000	5,266,250
Kaydon Corp.	405,000	10,331,550
Kennametal, Inc.	325,000	14,472,250
Lincoln Electric Holdings, Inc.	110,000	4,985,200
Mueller Industries, Inc., Class A	100,000	4,545,000
Oshkosh Corp.(1)	115,000	2,664,550
Robbins & Myers, Inc.	50,000	2,602,500
		84,573,050
MARINE — 0.5%
Alexander & Baldwin, Inc.	65,000	3,149,250
Diana Shipping, Inc.(1)	700,000	6,265,000
		9,414,250
MEDIA — 1.5%
Belo Corp. Class A	1,360,000	9,751,200
E.W. Scripps Co. (The), Class A(1)	215,000	2,122,050
Entercom Communications Corp., Class A(1)	630,000	4,088,700
Entravision Communications Corp., Class A	2,815,000	4,813,650
Gannett Co., Inc.	190,000	2,912,700
Harte-Hanks, Inc.	52,679	476,745
LIN TV Corp., Class A(1)	1,510,000	6,115,500
		30,280,545
METALS AND MINING — 1.5%
Century Aluminum Co.(1)	250,000	2,220,000
Hecla Mining Co.	1,150,000	5,313,000
Materion Corp.(1)	210,000	6,033,300
RTI International Metals, Inc.(1)	235,000	5,419,100
Schnitzer Steel Industries, Inc. Class A	135,000	5,385,825
Thompson Creek Metals Co., Inc.(1)	950,000	6,422,000
		30,793,225
MULTI-UTILITIES — 0.8%
Avista Corp.	185,000	4,732,300
Black Hills Corp.	130,000	4,358,900
MDU Resources Group, Inc.	125,000	2,798,750
NorthWestern Corp.	125,000	4,432,500
		16,322,450
MULTILINE RETAIL — 0.7%
Big Lots, Inc.(1)	120,000	5,162,400
Dillard’s, Inc., Class A	85,000	5,356,700
Fred’s, Inc., Class A	245,000	3,579,450
		14,098,550
OFFICE ELECTRONICS — 0.2%
Zebra Technologies Corp., Class A(1)	95,000	3,912,100
OIL, GAS AND CONSUMABLE FUELS — 2.4%
Berry Petroleum Co., Class A	90,000	4,241,700
Bill Barrett Corp.(1)	255,000	6,632,550
BP Prudhoe Bay Royalty Trust	40,000	5,008,400
Comstock Resources, Inc.(1)	250,000	3,957,500
Forest Oil Corp.(1)	235,000	2,848,200
Hugoton Royalty Trust	260,000	3,816,800
Lone Pine Resources, Inc.(1)	110,000	715,000
Overseas Shipholding Group, Inc.	55,000	694,650
Penn Virginia Corp.	125,000	568,750
Swift Energy Co.(1)	225,000	6,531,750
Vaalco Energy, Inc.(1)	775,000	7,323,750
Western Refining, Inc.	215,000	4,046,300
Whiting USA Trust II(1)	154,886	3,562,378
		49,947,728
PAPER AND FOREST PRODUCTS — 1.0%
Buckeye Technologies, Inc.	140,000	4,755,800
Clearwater Paper Corp.(1)	250,000	8,302,500
KapStone Paper and Packaging Corp.(1)	375,000	7,387,500
		20,445,800
PERSONAL PRODUCTS — 0.3%
Inter Parfums, Inc.	280,000	4,393,200
Prestige Brands Holdings, Inc.(1)	130,000	2,272,400
		6,665,600
PHARMACEUTICALS — 1.0%
Impax Laboratories, Inc.(1)	170,000	4,178,600
Medicis Pharmaceutical Corp., Class A	75,000	2,819,250
Par Pharmaceutical Cos., Inc.(1)	240,000	9,295,200
ViroPharma, Inc.(1)	140,000	4,209,800
		20,502,850

15

	Shares	Value
PROFESSIONAL SERVICES — 1.3%
CDI Corp.	465,000	$8,337,450
Heidrick & Struggles International, Inc.	225,000	4,956,750
Kforce, Inc.(1)	295,000	4,395,500
On Assignment, Inc.(1)	480,000	8,385,600
		26,075,300
REAL ESTATE INVESTMENT TRUSTS (REITs) — 7.8%
American Campus Communities, Inc.	115,000	5,142,800
Associated Estates Realty Corp.	195,000	3,186,300
BioMed Realty Trust, Inc.	435,000	8,256,300
Campus Crest Communities, Inc.	665,000	7,753,900
CBL & Associates Properties, Inc.	450,000	8,514,000
Chimera Investment Corp.	2,375,000	6,721,250
CommonWealth REIT	275,000	5,120,500
CreXus Investment Corp.	280,000	2,895,200
DCT Industrial Trust, Inc.	315,000	1,858,500
DiamondRock Hospitality Co.	400,000	4,116,000
Equity Lifestyle Properties, Inc.	50,000	3,487,000
First Industrial Realty Trust, Inc.(1)	260,000	3,211,000
First Potomac Realty Trust	265,000	3,203,850
Government Properties Income Trust	170,000	4,098,700
Hatteras Financial Corp.	220,000	6,138,000
Healthcare Realty Trust, Inc.	250,000	5,500,000
Hersha Hospitality Trust	615,000	3,357,900
Highwoods Properties, Inc.	90,000	2,998,800
Kilroy Realty Corp.	100,000	4,661,000
LaSalle Hotel Properties	165,000	4,643,100
Lexington Realty Trust	1,025,000	9,214,750
Mack-Cali Realty Corp.	250,000	7,205,000
Medical Properties Trust, Inc.	200,000	1,856,000
MFA Financial, Inc.	825,000	6,162,750
National Retail Properties, Inc.	170,000	4,622,300
PS Business Parks, Inc.	130,000	8,520,200
RLJ Lodging Trust	430,000	8,010,900
Sabra Health Care REIT, Inc.	465,000	7,644,600
Sun Communities, Inc.	73,383	3,179,685
Urstadt Biddle Properties, Inc., Class A	240,000	4,737,600
Washington Real Estate Investment Trust	140,000	4,158,000
		160,175,885
ROAD AND RAIL — 0.8%
Arkansas Best Corp.	230,000	4,326,300
Celadon Group, Inc.	205,000	3,187,750
Heartland Express, Inc.	285,000	4,121,100
Marten Transport Ltd.	145,000	3,200,150
Werner Enterprises, Inc.	110,000	2,734,600
		17,569,900
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.3%
Cymer, Inc.(1)	90,000	4,500,000
Formfactor, Inc.(1)	675,000	3,766,500
Intersil Corp., Class A	340,000	3,808,000
MKS Instruments, Inc.	70,000	2,067,100
Nanometrics, Inc.(1)	350,000	6,478,500
Photronics, Inc.(1)	460,000	3,059,000
Semtech Corp.(1)	110,000	3,130,600
Spansion, Inc., Class A(1)	1,100,000	13,398,000
Standard Microsystems Corp.(1)	300,000	7,761,000
		47,968,700
SOFTWARE — 3.4%
Compuware Corp.(1)	650,000	5,973,500
JDA Software Group, Inc.(1)	120,000	3,297,600
Quest Software, Inc.(1)	1,900,000	44,213,000
Synopsys, Inc.(1)	75,000	2,299,500
Websense, Inc.(1)	630,000	13,286,700
		69,070,300
SPECIALTY RETAIL — 3.1%
American Eagle Outfitters, Inc.	180,000	3,094,200
Cabela’s, Inc.(1)	75,000	2,861,250
Cato Corp. (The), Class A	125,000	3,455,000
Collective Brands, Inc.(1)	235,000	4,620,100
Destination Maternity Corp.	280,000	5,199,600
Finish Line, Inc. (The), Class A	195,000	4,137,900
Genesco, Inc.(1)	45,389	3,252,122
Guess?, Inc.	130,000	4,062,500
Lithia Motors, Inc., Class A	279,176	7,314,411
Men’s Wearhouse, Inc. (The)	80,000	3,101,600
Penske Automotive Group, Inc.	250,000	6,157,500
RadioShack Corp.	900,000	5,598,000
Rent-A-Center, Inc.	110,000	4,152,500
Williams-Sonoma, Inc.	160,000	5,996,800
		63,003,483

16

	Shares	Value
TEXTILES, APPAREL AND LUXURY GOODS — 1.2%
Columbia Sportswear Co.	205,000	$9,727,250
Culp, Inc.(1)	480,000	5,270,400
Movado Group, Inc.	300,000	7,365,000
Wolverine World Wide, Inc.	65,000	2,416,700
		24,779,350
THRIFTS AND MORTGAGE FINANCE — 2.6%
BankUnited, Inc.	660,000	16,500,000
Brookline Bancorp., Inc.	460,000	4,310,200
Capitol Federal Financial, Inc.	625,000	7,412,500
Flushing Financial Corp.	240,000	3,230,400
Kaiser Federal Financial Group, Inc.	215,000	3,007,850
Nationstar Mortgage Holdings, Inc.(1)	295,000	4,236,200
Oritani Financial Corp.	215,000	3,156,200
Provident Financial Services, Inc.	380,000	5,521,400
Washington Federal, Inc.	310,000	5,214,200
		52,588,950
TRADING COMPANIES AND DISTRIBUTORS — 1.0%
Applied Industrial Technologies, Inc.	125,000	5,141,250
Kaman Corp.	175,000	5,941,250
Lawson Products, Inc.	310,000	4,684,100
WESCO International, Inc.(1)	75,000	4,898,250
		20,664,850
WATER UTILITIES — 0.2%
Artesian Resources Corp., Class A	260,000	4,885,400
TOTAL COMMON STOCKS(Cost $1,625,908,235)		1,891,471,200
Exchange-Traded Funds — 3.2%
iShares Russell 2000 Index Fund	425,000	35,211,250
iShares S&P SmallCap 600 Index Fund	405,000	30,905,550
TOTAL EXCHANGE-TRADED FUNDS(Cost $61,905,372)		66,116,800
Convertible Preferred Stocks — 2.0%
INSURANCE — 1.2%
Aspen Insurance Holdings Ltd., Series AHL, 5.625%	455,000	25,252,500
LEISURE EQUIPMENT AND PRODUCTS — 0.2%
Callaway Golf Co., Series B, 7.50%	45,000	4,635,000
MEDIA — 0.2%
LodgeNet Interactive Corp., 10.00%(3)	3,321	4,030,864
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Lexington Realty Trust, Series C, 6.50%	42,306	1,848,243
TOBACCO — 0.3%
Universal Corp., 6.75%	5,604	6,053,721
TOTAL CONVERTIBLE PREFERRED STOCKS(Cost $37,688,611)		41,820,328
Preferred Stocks — 0.3%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
DuPont Fabros Technology, Inc., Series A, 7.875%	135,000	3,493,800
Inland Real Estate Corp., Series A, 8.125%	106,133	2,715,944
TOTAL PREFERRED STOCKS (Cost $6,027,059)		6,209,744
Temporary Cash Investments — 1.7%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $12,674,204), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $12,413,417)		12,413,407
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $7,903,524), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $7,758,399)		7,758,380
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $9,514,876), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $9,310,078)		9,310,055
SSgA U.S. Government Money Market Fund	5,273,192	5,273,192
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,755,034)		34,755,034
TOTAL INVESTMENT SECURITIES — 99.1% (Cost $1,766,284,311)		2,040,373,106
OTHER ASSETS AND LIABILITIES — 0.9%		18,721,196
TOTAL NET ASSETS — 100.0%		$2,059,094,302

17

Notes to Schedule of Investments

CBOE = Chicago Board Options Exchange
(1)	Non-income producing.
(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $4,030,864, which represented 0.2% of total net assets.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities — unaffiliated, at value (cost of $1,746,483,612)	$2,017,780,506
Investment securities — affiliated, at value (cost of $19,800,699)	22,592,600
Total investment securities, at value (cost of $1,766,284,311)	2,040,373,106
Receivable for investments sold	38,460,725
Receivable for capital shares sold	1,351,308
Dividends and interest receivable	3,718,929
2,083,904,068

Liabilities
Payable for investments purchased	20,108,006
Payable for capital shares redeemed	2,589,230
Accrued management fees	2,019,893
Distribution and service fees payable	92,637
24,809,766

Net Assets	$2,059,094,302

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,834,573,104
Undistributed net investment income	6,845,576
Accumulated net realized loss	(56,413,173)
Net unrealized appreciation	274,088,795
$2,059,094,302

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$880,194,027	102,212,112	$8.61
Institutional Class, $0.01 Par Value	$742,867,007	85,857,465	$8.65
A Class, $0.01 Par Value	$432,711,499	50,506,463	$8.57*
C Class, $0.01 Par Value	$77,080	9,040	$8.53
R Class, $0.01 Par Value	$3,244,689	378,282	$8.58

*Maximum offering price $9.09 (net asset value divided by 0.9425).

See Notes to Financial Statements.

19

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (including $910,275 from affiliates)	$49,529,092
Interest	14,636
49,543,728
Expenses:
Management fees	24,260,357
Distribution and service fees:
A Class	1,097,964
C Class	646
R Class	17,781
Directors’ fees and expenses	97,501
25,474,249

Net investment income (loss)	24,069,479

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions (including $(1,422,631) from affiliates)	51,466,803
Change in net unrealized appreciation (depreciation) on investments	(149,779,985)

Net realized and unrealized gain (loss)	(98,313,182)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(74,243,703)

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$24,069,479	$22,244,660
Net realized gain (loss)	51,466,803	286,958,789
Change in net unrealized appreciation (depreciation)	(149,779,985)	79,895,526
Net increase (decrease) in net assets resulting from operations	(74,243,703)	389,098,975

Distributions to Shareholders
From net investment income:
Investor Class	(7,140,243)	(6,926,961)
Institutional Class	(6,493,376)	(6,428,297)
A Class	(2,675,508)	(2,495,132)
C Class	(170)	(42)
R Class	(15,558)	(9,025)
From net realized gains:
Investor Class	(61,738,483)	—
Institutional Class	(46,265,286)	—
A Class	(29,223,314)	—
C Class	(4,992)	—
R Class	(215,299)	—
Decrease in net assets from distributions	(153,772,229)	(15,859,457)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(193,359,264)	132,084,281

Net increase (decrease) in net assets	(421,375,196)	505,323,799

Net Assets
Beginning of period	2,480,469,498	1,975,145,699
End of period	$2,059,094,302	$2,480,469,498

Undistributed net investment income	$6,845,576	$181,767

See Notes to Financial Statements.

21

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

22

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into

23

contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2012 was 1.24% for the Investor Class, A Class, C Class, and R Class and 1.04% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $2,474,611,879 and $2,772,545,957, respectively.

For the year ended March 31, 2012, the fund incurred net realized losses of $(462,516) from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	16,151,704	$136,283,125	34,957,443	$291,161,149
Issued in reinvestment of distributions	8,341,097	64,839,925	775,767	6,541,679
Redeemed	(37,992,301)	(314,448,272)	(30,451,138)	(252,735,029)
	(13,499,500)	(113,325,222)	5,282,072	44,967,799
Institutional Class/Shares Authorized	300,000,000		270,000,000
Sold	32,654,579	270,354,770	28,024,318	234,934,340
Issued in reinvestment of distributions	6,140,554	48,062,845	661,970	5,582,538
Redeemed	(43,486,648)	(358,948,533)	(19,435,931)	(161,546,370)
	(4,691,515)	(40,530,918)	9,250,357	78,970,508
A Class/Shares Authorized	200,000,000		190,000,000
Sold	7,394,433	62,030,098	11,642,949	96,129,611
Issued in reinvestment of distributions	4,089,636	31,614,716	235,973	2,000,259
Redeemed	(15,737,514)	(131,775,673)	(11,441,531)	(94,285,463)
	(4,253,445)	(38,130,859)	437,391	3,844,407
C Class/Shares Authorized	5,000,000		5,000,000
Sold	3,478	29,223	2,965	26,617
Issued in reinvestment of distributions	670	5,162	5	42
Redeemed	(1,330)	(10,688)	(37)	(330)
	2,818	23,697	2,933	26,329
R Class/Shares Authorized	5,000,000		5,000,000
Sold	119,636	993,995	545,619	4,514,218
Issued in reinvestment of distributions	29,823	230,857	1,005	9,025
Redeemed	(293,206)	(2,620,814)	(27,884)	(248,005)
	(143,747)	(1,395,962)	518,740	4,275,238
Net increase (decrease)	(22,585,389)	$(193,359,264)	15,491,493	$132,084,281

6. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the year ended March 31, 2012 follows:

	March 31, 2011					March 31, 2012
Company	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Primo Water Corp.(1)	420,000	$6,826,967	$6,653,119	$(1,774,586)	—	1,200,000	$2,340,000
Utah Medical Products, Inc.(2)	170,000	152,159	583,429	(24,087)	$146,050	155,000	(2)
Young Innovations, Inc.	625,000	3,808,143	2,639,197	376,042	764,225	655,000	20,252,600
		$10,787,269	$9,875,745	$(1,422,631)	$910,275		$22,592,600

(1)	Non-income producing.
(2)	Company was not an affiliate at March 31, 2012.

25

7. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,891,471,200	—	—
Exchange-Traded Funds	66,116,800	—	—
Convertible Preferred Stocks	—	$41,820,328	—
Preferred Stocks	—	6,209,744	—
Temporary Cash Investments	5,273,192	29,481,842	—
Total Value of Investment Securities	$1,962,861,192	$77,511,914	—

8. Risk Factors

The fund generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$16,324,855	$15,859,457
Long-term capital gains	$137,447,374	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

26

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,844,894,626
Gross tax appreciation of investments	$252,247,637
Gross tax depreciation of investments	(56,769,157)
Net tax appreciation (depreciation) of investments	$195,478,480
Undistributed ordinary income	$6,845,576
Accumulated long-term gains	$22,197,142

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

27

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
2010	$4.70	0.11	3.33	3.44	(0.12)	—	(0.12)	$8.02	73.93%	1.25%	1.60%	104%	$885,942
2009	$7.02	0.12	(2.31)	(2.19)	(0.11)	(0.02)	(0.13)	$4.70	(31.69)%	1.25%	1.93%	192%	$419,206
2008	$10.01	0.09	(1.16)	(1.07)	(0.09)	(1.83)	(1.92)	$7.02	(12.22)%	1.26%	1.01%	123%	$732,968
Institutional Class
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881
2010	$4.71	0.12	3.35	3.47	(0.13)	—	(0.13)	$8.05	74.47%	1.05%	1.80%	104%	$654,738
2009	$7.04	0.13	(2.32)	(2.19)	(0.12)	(0.02)	(0.14)	$4.71	(31.61)%	1.05%	2.13%	192%	$258,902
2008	$10.03	0.11	(1.17)	(1.06)	(0.10)	(1.83)	(1.93)	$7.04	(12.05)%	1.06%	1.21%	123%	$370,422
A Class(4)
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
2010	$4.69	0.09	3.32	3.41	(0.10)	—	(0.10)	$8.00	73.53%	1.50%	1.35%	104%	$434,413
2009	$7.00	0.10	(2.30)	(2.20)	(0.09)	(0.02)	(0.11)	$4.69	(31.82)%	1.50%	1.68%	192%	$215,068
2008	$10.00	0.07	(1.17)	(1.10)	(0.07)	(1.83)	(1.90)	$7.00	(12.51)%	1.51%	0.76%	123%	$286,227

28

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
2010(5)	$7.60	—(6)	0.41	0.41	—	—	—	$8.01	5.39%	2.25%(7)	0.72%(7)	104%(8)	$26
R Class
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	—	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939
2010(5)	$7.60	0.01	0.41	0.42	—	—	—	$8.02	5.53%	1.75%(7)	1.22%(7)	104%(8)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.
(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(5)	March 1, 2010 (commencement of sale) through March 31, 2010.
(6)	Per-share amount was less than $0.005.
(7)	Annualized.
(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2010.

See Notes to Financial Statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

30

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

32

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $16,324,855, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $137,447,374, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended March 31, 2012.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75034   1205

ANNUAL REPORT               MARCH 31, 2012

Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	29
Management	30
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

Market Perspective

By Phil Davidson,
Chief Investment Officer,
U.S. Value Equity

U.S. Stocks Advanced

Despite some meaningful market volatility, U.S. stocks generated positive performance for the one-year period ended March 31, 2012. The overall advance was driven by a robust equity market rally over the last six months of the period as economic conditions improved.

After rallying throughout much of April 2011, the stock market declined sharply from May through September amid weaker economic conditions in the U.S. and an increasingly challenging sovereign debt crisis in Europe. Public debt issues in the U.S. also weighed on the market as the government wrestled with the federal debt ceiling and a major credit rating agency downgraded the credit rating of U.S. debt from AAA to AA+ in August—the first such downgrade in the country’s history.

Market sentiment shifted markedly over the last six months of the period as evidence of improving economic growth helped ease concerns about a possible recession. Most notably, employment growth showed signs of life, helping push the unemployment rate down to a three-year low. Consumer spending and manufacturing activity also picked up, and mild winter weather provided a lift to the construction industry. The situation in Europe also improved as liquidity injections from the European Central Bank and a debt restructuring agreement in Greece helped provide some stability to the Continent’s debt markets and banking sector. The end result was a steady and substantial market rally over the last six months.

Value Stocks Lagged

As the table below illustrates, large-cap stocks and growth issues led the market’s overall advance. Growth stocks benefited the most from the improving economic environment over the last half of the period, along with investors’ greater appetite for risk. Sector performance also favored growth shares over value during the period. The top-performing sectors in the S&P 500 Index included information technology and consumer discretionary, two growth-oriented sectors of the market. In contrast, the financials sector, which is the largest sector weighting in most value indices, declined for the reporting period.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	6.22%	0.77%	4.98%	9.26%	9/1/93
Russell 3000 Value Index	—	4.30%	-0.75%	4.73%	8.54%(1)	—
S&P 500 Index	—	8.54%	2.01%	4.12%	8.22%(1)	—
Institutional Class	AVLIX	6.42%	0.97%	5.20%	6.50%	7/31/97
A Class(2) No sales charge* With sales charge*	TWADX	5.95% -0.07%	0.52% -0.65%	4.73% 4.11%	7.45% 7.04%	10/2/96
B Class No sales charge* With sales charge*	ACBVX	5.14% 1.14%	-0.23% -0.43%	— —	6.70% 6.70%	1/31/03
C Class	ACLCX	5.01%	-0.24%	3.94%	4.22%	6/4/01
R Class	AVURX	5.72%	0.27%	—	2.99%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

Value returned 6.22%* for the 12 months ended March 31, 2012. By comparison, its benchmark, the Russell 3000 Value Index returned 4.30%. The broader market, as measured by the S&P 500 Index, returned 8.54%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (its performance, like Value’s, reflects operating expenses) was 3.93%.**

The U.S. stock market posted a gain during the one-year reporting period, largely as a result of its strong performance during the first quarter of 2012. For most of the 12-month period, investors were preoccupied with Europe’s financial woes, which threatened to spread from Greece to other nations and seemed likely to cause problems for European banks. Lackluster U.S. economic growth and the downgrade of U.S. debt by Standard & Poor’s Ratings also dampened market sentiment. Investor risk appetite improved near the end of 2011 when the U.S. economy, proving surprisingly resilient, returned to its slow-growth path. Employers added new jobs, and corporate earnings remained solid. Investors also grew more optimistic as the European Central Bank provided inexpensive loans to European banks and the financial crisis eased. In this environment, growth stocks outperformed value stocks across the capitalization spectrum. For the reporting period, Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in eight of the 10 sectors in which it was invested. It also outperformed on a relative basis. Positions in the consumer staples, financials, and telecommunication services sectors added to performance. Industrials and consumer discretionary detracted.

We carefully manage this portfolio for long-term results. Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 9.26%, topping the returns for that period for Morningstar’s Large Cap Value category average, the Russell 3000 Value Index, and the S&P 500 Index (see the performance information on pages 5 and 6 or in footnotes below).

Consumer Staples Contributed

Value’s overweight in consumer staples added to relative performance as investors gravitated to more defensive stocks. The portfolio benefited from our focus on high-quality names, particularly among food and household products stocks. Many of these stocks offer attractive dividend yields. A notable contributor was Kraft Foods. Kraft, which reported better-than-expected profits, has been able to raise consumer prices, offsetting higher commodities costs. Kraft is also planning to split itself into two companies — a global snack company to capitalize on growth opportunities for products such as cookies and chewing gum, and a North American grocery business that will focus selling staples such as cheese and coffee.

*	All fund returns referenced in this commentary are for Investor Class shares.
**
The average returns for Morningstar’s Large Cap Value category were -0.24% and 4.09% for the five- and ten-year periods ended March 31, 2012, respectively, and 7.64% from October 1, 1993, the date nearest the Investor Class’s inception for which data are available, through March 31, 2012. © 2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Financials Enhanced Performance

Strong stock selection in financials, one of three sectors to post negative performance in the benchmark, contributed to Value’s relative results. Within diversified financial services, the portfolio did not own some of the more volatile names, such as Citigroup. In the insurance industry, the portfolio held Transatlantic Holdings, a global reinsurance company. Shares of Transatlantic surged on news that it had entered a merger agreement with Allied World Assurance Co. Holdings. The stock continued to perform well as several other suitors made additional offers. Ultimately, Transatlantic agreed to be acquired by Alleghany Corp.

Telecommunication Services and Health Care Added Value

In telecommunication services, security selection boosted results. The portfolio’s results were largely a question of what it didn’t own. For example, Value had no exposure to mobile phone company, Sprint-Nextel. Sprint-Nextel’s earnings have been hindered by discounting and the low margins it earns on smart phone sales.

In health care, the strongest performing sector in the benchmark, an overweight position contributed to performance. The portfolio benefited from a position in Johnson & Johnson (J&J), which advanced along with other pharmaceutical names during the reporting period. J&J continues to work on resolving manufacturing issues that have resulted in costly recalls, and the company seems likely to benefit from a change in management.

Industrials Hampered Results

Although an overweight in industrials was advantageous, security selection hindered relative performance. A key detractor was Koninklijke Philips Electronics. The Dutch company, which does a significant amount of business in Europe, has been hampered by the slowdown in the European economy. In addition, the new management team’s turnaround plan is progressing more slowly than expected.

An overweight in the airlines industry, which underperformed in the benchmark, also slowed relative progress. Airline companies have experienced a decline in earnings, largely because they cannot raise airfares enough to offset higher fuel costs. More specifically, the portfolio’s overweight in Southwest Airlines detracted from performance.

Consumer Discretionary Detracted

The portfolio’s mix of consumer discretionary stocks dampened relative results. Value was underweight media companies based on our belief that long-term secular pressures, such as changing technology and consumer preferences, would continue to weigh on their performance. However, the media industry posted strong gains on improving advertising revenues, driven by the economic recovery and the turnaround in the U.S. auto market.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of March 31, 2012, we see opportunities in health care, industrials, energy, and consumer staples, reflected by our overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work is also directing us toward smaller weightings in financials, utilities, and information technology stocks.

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.1%
General Electric Co.	3.0%
Total S.A.	2.8%
Pfizer, Inc.	2.7%
Procter & Gamble Co. (The)	2.6%
AT&T, Inc.	2.5%
Northern Trust Corp.	2.5%
Chevron Corp.	2.4%
Johnson & Johnson	2.2%
Wells Fargo & Co.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.8%
Pharmaceuticals	8.0%
Insurance	6.5%
Commercial Banks	6.3%
Capital Markets	5.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	85.8%
Foreign Common Stocks**	8.9%
Total Common Stocks	94.7%
Temporary Cash Investments	5.3%
Other Assets and Liabilities	—*

*	Category is less than 0.05% of total net assets.
**	Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,240.10	$5.60	1.00%
Institutional Class	$1,000	$1,243.30	$4.49	0.80%
A Class	$1,000	$1,241.10	$7.00	1.25%
B Class	$1,000	$1,234.30	$11.17	2.00%
C Class	$1,000	$1,234.10	$11.17	2.00%
R Class	$1,000	$1,237.50	$8.39	1.50%
Hypothetical
Investor Class	$1,000	$1,020.00	$5.05	1.00%
Institutional Class	$1,000	$1,021.00	$4.04	0.80%
A Class	$1,000	$1,018.75	$6.31	1.25%
B Class	$1,000	$1,015.00	$10.07	2.00%
C Class	$1,000	$1,015.00	$10.07	2.00%
R Class	$1,000	$1,017.50	$7.57	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 94.7%
AEROSPACE AND DEFENSE — 1.4%
General Dynamics Corp.	91,612	$6,722,488
L-3 Communications Holdings, Inc.	103,132	7,298,652
Northrop Grumman Corp.	142,390	8,697,181
Raytheon Co.	174,274	9,198,182
		31,916,503
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	69,311	5,594,784
AIRLINES — 0.8%
Southwest Airlines Co.	2,234,897	18,415,551
AUTOMOBILES — 1.7%
General Motors Co.(1)	373,337	9,576,094
Honda Motor Co., Ltd.	214,000	8,131,328
Toyota Motor Corp.	449,300	19,379,014
		37,086,436
BEVERAGES — 1.3%
Dr Pepper Snapple Group, Inc.	610,015	24,528,703
PepsiCo, Inc.	50,846	3,373,632
		27,902,335
CAPITAL MARKETS — 5.6%
Charles Schwab Corp. (The)	1,446,408	20,784,883
Franklin Resources, Inc.	62,268	7,723,100
Goldman Sachs Group, Inc. (The)	174,027	21,643,738
Northern Trust Corp.	1,171,079	55,567,699
State Street Corp.	405,451	18,448,020
		124,167,440
COMMERCIAL BANKS — 6.3%
BB&T Corp.	71,011	2,229,035
Comerica, Inc.	551,532	17,847,576
Commerce Bancshares, Inc.	279,990	11,345,195
PNC Financial Services Group, Inc.	580,549	37,439,605
U.S. Bancorp	837,989	26,547,491
Wells Fargo & Co.	1,339,904	45,744,323
		141,153,225
COMMERCIAL SERVICES AND SUPPLIES — 3.1%
Avery Dennison Corp.	274,490	8,270,384
Republic Services, Inc.	1,439,126	43,979,690
Waste Management, Inc.	478,552	16,730,178
		68,980,252
COMMUNICATIONS EQUIPMENT — 1.7%
Cisco Systems, Inc.	1,840,078	38,917,650
COMPUTERS AND PERIPHERALS — 1.5%
Diebold, Inc.	166,029	6,395,437
Hewlett-Packard Co.	980,896	23,374,752
QLogic Corp.(1)	166,389	2,955,068
		32,725,257
CONSTRUCTION MATERIALS — 0.1%
Martin Marietta Materials, Inc.	36,910	3,160,603
CONTAINERS AND PACKAGING — 0.7%
Bemis Co., Inc.	434,510	14,030,328
Sonoco Products Co.	78,865	2,618,318
		16,648,646
DIVERSIFIED FINANCIAL SERVICES — 3.1%
JPMorgan Chase & Co.	1,485,867	68,320,165
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.3%
AT&T, Inc.	1,788,309	55,848,890
CenturyLink, Inc.	260,880	10,083,012
Verizon Communications, Inc.	187,352	7,162,467
		73,094,369
ELECTRIC UTILITIES — 2.1%
Great Plains Energy, Inc.	273,808	5,550,088
NV Energy, Inc.	581,191	9,368,799
Westar Energy, Inc.	1,168,175	32,627,128
		47,546,015
ELECTRICAL EQUIPMENT — 0.9%
ABB Ltd. ADR(1)	244,306	4,986,286
Emerson Electric Co.	160,260	8,362,367
Hubbell, Inc., Class B	70,680	5,554,034
		18,902,687
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Molex, Inc.	317,450	8,926,694
TE Connectivity Ltd.	59,428	2,183,979
		11,110,673
ENERGY EQUIPMENT AND SERVICES — 0.3%
Halliburton Co.	172,968	5,740,808
FOOD AND STAPLES RETAILING — 1.7%
CVS Caremark Corp.	314,292	14,080,281
SYSCO Corp.	412,529	12,318,116
Wal-Mart Stores, Inc.	202,219	12,375,803
		38,774,200

	Shares	Value
FOOD PRODUCTS — 2.1%
Campbell Soup Co.	134,728	$4,560,543
General Mills, Inc.	152,233	6,005,592
Kellogg Co.	82,235	4,410,263
Kraft Foods, Inc., Class A	615,755	23,404,847
Ralcorp Holdings, Inc.(1)	66,701	4,941,877
Unilever NV CVA	91,241	3,104,872
		46,427,994
HEALTH CARE EQUIPMENT AND SUPPLIES — 5.2%
Becton, Dickinson and Co.	228,940	17,777,191
Boston Scientific Corp.(1)	3,230,149	19,316,291
CareFusion Corp.(1)	1,397,707	36,242,542
Medtronic, Inc.	426,758	16,724,646
Stryker Corp.	123,124	6,830,920
Zimmer Holdings, Inc.	285,901	18,377,716
		115,269,306
HEALTH CARE PROVIDERS AND SERVICES — 2.1%
Aetna, Inc.	180,368	9,047,259
CIGNA Corp.	147,752	7,276,786
LifePoint Hospitals, Inc.(1)	290,369	11,452,153
UnitedHealth Group, Inc.	333,730	19,670,046
		47,446,244
HOTELS, RESTAURANTS AND LEISURE — 1.7%
Carnival Corp.	196,967	6,318,702
International Game Technology	453,889	7,620,796
International Speedway Corp., Class A	494,847	13,732,004
Speedway Motorsports, Inc.	597,169	11,155,117
		38,826,619
HOUSEHOLD DURABLES — 0.6%
Toll Brothers, Inc.(1)	88,786	2,129,976
Whirlpool Corp.	154,831	11,900,311
		14,030,287
HOUSEHOLD PRODUCTS — 3.3%
Clorox Co.	67,630	4,649,562
Kimberly-Clark Corp.	159,755	11,804,297
Procter & Gamble Co. (The)	845,860	56,850,251
		73,304,110
INDUSTRIAL CONGLOMERATES — 4.5%
3M Co.	49,167	4,386,188
General Electric Co.	3,348,867	67,211,761
Koninklijke Philips Electronics NV	1,044,615	21,176,680
Tyco International Ltd.	123,410	6,933,174
		99,707,803
INSURANCE — 6.5%
ACE Ltd.	50,616	3,705,091
Allstate Corp. (The)	771,954	25,412,726
Aon Corp.	108,177	5,307,164
Berkshire Hathaway, Inc., Class A(1)	189	23,039,100
HCC Insurance Holdings, Inc.	400,140	12,472,364
Marsh & McLennan Cos., Inc.	671,700	22,025,043
MetLife, Inc.	387,593	14,476,599
Prudential Financial, Inc.	144,885	9,184,260
Torchmark Corp.	106,632	5,315,605
Travelers Cos., Inc. (The)	271,830	16,092,336
Unum Group	273,934	6,705,904
		143,736,192
IT SERVICES — 0.1%
Visa, Inc., Class A	25,543	3,014,074
METALS AND MINING — 0.9%
Barrick Gold Corp.	205,517	8,935,879
Freeport-McMoRan Copper & Gold, Inc.	209,223	7,958,843
Newmont Mining Corp.	81,229	4,164,611
		21,059,333
MULTI-UTILITIES — 2.3%
PG&E Corp.	627,997	27,261,350
Xcel Energy, Inc.	909,465	24,073,538
		51,334,888
MULTILINE RETAIL — 1.1%
Target Corp.	400,535	23,339,174
OIL, GAS AND CONSUMABLE FUELS — 11.8%
Apache Corp.	21,052	2,114,463
BP plc	730,928	5,407,765
BP plc ADR	45,965	2,068,425
Chevron Corp.	494,022	52,978,919
EQT Corp.	117,599	5,669,448
Exxon Mobil Corp.	387,771	33,631,379
Imperial Oil Ltd.	728,506	33,100,298
Murphy Oil Corp.	150,513	8,469,366
Peabody Energy Corp.	260,666	7,548,887
Southwestern Energy Co.(1)	450,921	13,798,183
Total S.A.	1,227,426	62,599,554
Ultra Petroleum Corp.(1)	1,582,641	35,815,166
		263,201,853
PHARMACEUTICALS — 8.0%
Bristol-Myers Squibb Co.	371,010	12,521,587
Eli Lilly & Co.	305,910	12,318,996
Hospira, Inc.(1)	142,160	5,315,362
Johnson & Johnson	757,184	49,943,857
Merck & Co., Inc.	985,580	37,846,272
Pfizer, Inc.	2,660,283	60,282,013
		178,228,087

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
Weyerhaeuser Co.	131,330	$2,878,754
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
Applied Materials, Inc.	2,145,388	26,688,627
Intel Corp.	1,172,668	32,963,697
Marvell Technology Group Ltd.(1)	357,401	5,621,918
Texas Instruments, Inc.	63,882	2,147,074
		67,421,316
SOFTWARE — 0.3%
Oracle Corp.	263,972	7,697,424
SPECIALTY RETAIL — 3.3%
Lowe’s Cos., Inc.	1,426,191	44,753,873
Staples, Inc.	1,763,494	28,533,333
		73,287,206
THRIFTS AND MORTGAGE FINANCE — 0.9%
Hudson City Bancorp., Inc.	2,654,318	19,403,065
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Rogers Communications, Inc., Class B	278,899	11,072,636
TOTAL COMMON STOCKS (Cost $1,855,712,764)		2,110,843,964
Temporary Cash Investments — 5.3%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $42,798,330), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $41,917,705)		$41,917,670
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $26,688,669), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $26,198,609)		26,198,544
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $32,129,892), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $31,438,331)		31,438,252
SSgA U.S. Government Money Market Fund	17,795,810	17,795,810
TOTAL TEMPORARY CASH INVESTMENTS (Cost $117,350,276)		117,350,276
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $1,973,063,040)		2,228,194,240
OTHER ASSETS AND LIABILITIES†		97,523
TOTAL NET ASSETS — 100.0%		$2,228,291,763

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
103,879	GBP for USD	Credit Suisse AG	4/30/12	$166,125	$729
(Value on Settlement Date $165,396)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
39,782,530	CAD for USD	UBS AG	4/30/12	$39,862,228	$34,006
3,409,675	CHF for USD	Credit Suisse AG	4/30/12	3,778,326	(17,088)
48,224,374	EUR for USD	UBS AG	4/30/12	64,324,209	(156,375)
3,639,579	GBP for USD	Credit Suisse AG	4/30/12	5,820,494	(38,841)
1,737,945,000	JPY for USD	Credit Suisse AG	4/27/12	21,001,428	(68,637)
				$134,786,685	$(246,935)
(Value on Settlement Date $134,539,750)

Futures Contracts
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
996	S&P 500 E-Mini	June 2012	$69,879,360	$2,694,891

Notes to Schedule of Investments

ADR = American Depositary Receipt
CAD = Canadian Dollar
CHF = Swiss Franc
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
† Category is less than 0.05% of total net assets.
(1) Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $1,973,063,040)	$2,228,194,240
Cash	144,563
Foreign currency holdings, at value (cost of $59,576)	59,576
Deposits with broker for futures contracts	3,486,000
Receivable for investments sold	4,502,779
Receivable for capital shares sold	1,614,783
Receivable for variation margin on futures contracts	259,533
Unrealized gain on forward foreign currency exchange contracts	34,735
Dividends and interest receivable	4,712,129
Other assets	128,038
2,243,136,376

Liabilities
Payable for investments purchased	10,492,184
Payable for capital shares redeemed	2,172,868
Unrealized loss on forward foreign currency exchange contracts	280,941
Accrued management fees	1,825,982
Distribution and service fees payable	72,638
14,844,613

Net Assets	$2,228,291,763

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,343,370,177
Undistributed net investment income	4,732,951
Accumulated net realized loss	(377,392,667)
Net unrealized appreciation	257,581,302
$2,228,291,763

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,811,710,113	290,852,209	$6.23
Institutional Class, $0.01 Par Value	$126,086,499	20,218,354	$6.24
A Class, $0.01 Par Value	$255,777,063	41,082,886	$6.23*
B Class, $0.01 Par Value	$2,282,905	367,737	$6.21
C Class, $0.01 Par Value	$11,194,125	1,817,506	$6.16
R Class, $0.01 Par Value	$21,241,058	3,411,378	$6.23

*Maximum offering price $6.61 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $986,155)	$56,482,678
Interest	23,642
56,506,320

Expenses:
Management fees	20,482,327
Distribution and service fees:
A Class	532,712
B Class	24,292
C Class	78,651
R Class	91,142
Directors’ fees and expenses	88,142
Other expenses	5,158
21,302,424

Net investment income (loss)	35,203,896

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	63,499,717
Futures contract transactions	6,708,956
Foreign currency transactions	4,323,312
74,531,985

Change in net unrealized appreciation (depreciation) on:
Investments	26,288,519
Futures contracts	2,694,891
Translation of assets and liabilities in foreign currencies	(127,882)
28,855,528

Net realized and unrealized gain (loss)	103,387,513

Net Increase (Decrease) in Net Assets Resulting from Operations	$138,591,409

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$35,203,896	$38,209,245
Net realized gain (loss)	74,531,985	130,675,664
Change in net unrealized appreciation (depreciation)	28,855,528	108,354,740
Net increase (decrease) in net assets resulting from operations	138,591,409	277,239,649

Distributions to Shareholders
From net investment income:
Investor Class	(28,942,467)	(30,338,911)
Institutional Class	(4,266,772)	(4,591,088)
A Class	(3,188,642)	(2,911,109)
B Class	(22,177)	(34,586)
C Class	(68,873)	(81,713)
R Class	(233,735)	(190,034)
Decrease in net assets from distributions	(36,722,666)	(38,147,441)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(10,870,097)	275,659,606

Net increase (decrease) in net assets	90,998,646	514,751,814

Net Assets
Beginning of period	2,137,293,117	1,622,541,303
End of period	$2,228,291,763	$2,137,293,117

Undistributed net investment income	$4,732,951	$5,276,817

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives by investing in stocks of companies of all sizes that management believes to be undervalued at the time of purchase.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, short sales, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2012 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $1,254,600,784 and $1,318,442,962, respectively.

For the year ended March 31, 2012, the fund incurred net realized gains of $7,698,728 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,000,000,000
Sold	65,488,649	$364,198,389	99,542,833	$515,144,572
Issued in reinvestment of distributions	4,816,694	27,128,597	5,240,675	28,242,944
Redeemed	(58,694,110)	(333,509,846)	(61,480,581)	(334,981,493)
	11,611,233	57,817,140	43,302,927	208,406,023
Institutional Class/Shares Authorized	200,000,000		125,000,000
Sold	10,529,303	59,274,684	6,984,266	38,504,311
Issued in reinvestment of distributions	757,394	4,264,834	850,569	4,591,088
Redeemed	(28,844,013)	(166,796,081)	(9,672,208)	(51,914,026)
	(17,557,316)	(103,256,563)	(1,837,373)	(8,818,627)
A Class/Shares Authorized	200,000,000		150,000,000
Sold	11,958,515	69,054,781	24,506,681	124,332,768
Issued in reinvestment of distributions	560,414	3,151,163	318,542	1,710,118
Redeemed	(7,417,731)	(42,744,039)	(10,958,614)	(59,753,401)
	5,101,198	29,461,905	13,866,609	66,289,485
B Class/Shares Authorized	5,000,000		5,000,000
Sold	3,515	21,092	4,323	23,808
Issued in reinvestment of distributions	3,526	19,924	5,849	31,168
Redeemed	(128,271)	(723,843)	(111,022)	(614,783)
	(121,230)	(682,827)	(100,850)	(559,807)
C Class/Shares Authorized	15,000,000		5,000,000
Sold	719,040	4,152,842	246,108	1,331,424
Issued in reinvestment of distributions	9,630	53,891	12,200	64,537
Redeemed	(205,655)	(1,155,221)	(326,335)	(1,750,623)
	523,015	3,051,512	(68,027)	(354,662)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	1,001,334	5,660,184	4,465,606	23,210,734
Issued in reinvestment of distributions	41,545	233,735	35,129	190,034
Redeemed	(555,501)	(3,155,183)	(2,414,937)	(12,703,574)
	487,378	2,738,736	2,085,798	10,697,194
Net increase (decrease)	44,278	$(10,870,097)	57,249,084	$275,659,606

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,912,437,065	—	—
Foreign Common Stocks	34,434,752	$163,972,147	—
Temporary Cash Investments	17,795,810	99,554,466	—
Total Value of Investment Securities	$1,964,667,627	$263,526,613	—

Other Financial Instruments
Futures Contracts	$2,694,891	—	—
Forward Foreign Currency Exchange Contracts	—	$(246,206)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$2,694,891	$(246,206)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund began investing in equity price risk derivatives in September 2011. The equity price risk derivative instruments at period end as disclosed on the fund’s Schedule of Investments are indicative of the fund’s typical volume since September 2011.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Receivable for variation margin on futures contracts*	$259,533	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	34,735	Unrealized loss on forward foreign currency exchange contracts	$280,941
		$294,268		$280,941

*Included in the unrealized gain (loss) on future contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 6,708,956	Change in net unrealized appreciation (depreciation) on futures contracts	$2,694,891
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	4,306,530	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(129,194)
		$11,015,486		$2,565,697

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and
March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$36,722,666	$38,147,441
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,062,060,948
Gross tax appreciation of investments	$236,029,997
Gross tax depreciation of investments	(69,896,705)
Net tax appreciation (depreciation) of investments	$166,133,292
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(7,403)
Net tax appreciation (depreciation)	$166,125,889
Undistributed ordinary income	$4,741,772
Accumulated capital losses	$(285,946,075)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(80,172,282) and $(205,773,793) expire in 2017 and 2018, respectively. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$5.97	0.10	0.26	0.36	(0.10)	—	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	—	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
2010	$3.80	0.09	1.60	1.69	(0.09)	—	(0.09)	$5.40	44.84%	1.00%	1.97%	62%	$1,274,063
2009	$5.78	0.13	(1.98)	(1.85)	(0.13)	—	(0.13)	$3.80	(32.34)%	1.00%	2.63%	91%	$975,772
2008	$7.61	0.12	(0.92)	(0.80)	(0.12)	(0.91)	(1.03)	$5.78	(11.56)%	1.00%	1.65%	152%	$1,707,366
Institutional Class
2012	$5.98	0.11	0.26	0.37	(0.11)	—	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	—	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950
2010	$3.81	0.10	1.60	1.70	(0.10)	—	(0.10)	$5.41	45.01%	0.80%	2.17%	62%	$214,112
2009	$5.79	0.14	(1.98)	(1.84)	(0.14)	—	(0.14)	$3.81	(32.14)%	0.80%	2.83%	91%	$123,484
2008	$7.62	0.13	(0.91)	(0.78)	(0.14)	(0.91)	(1.05)	$5.79	(11.36)%	0.80%	1.85%	152%	$307,769
A Class(3)
2012	$5.97	0.08	0.27	0.35	(0.09)	—	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	—	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
2010	$3.80	0.08	1.60	1.68	(0.08)	—	(0.08)	$5.40	44.47%	1.25%	1.72%	62%	$119,363
2009	$5.78	0.12	(1.98)	(1.86)	(0.12)	—	(0.12)	$3.80	(32.51)%	1.25%	2.38%	91%	$83,254
2008	$7.61	0.10	(0.92)	(0.82)	(0.10)	(0.91)	(1.01)	$5.78	(11.76)%	1.25%	1.40%	152%	$191,739

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$5.96	0.04	0.26	0.30	(0.05)	—	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
2010	$3.80	0.05	1.59	1.64	(0.05)	—	(0.05)	$5.39	43.21%	2.00%	0.97%	62%	$3,182
2009	$5.78	0.08	(1.97)	(1.89)	(0.09)	—	(0.09)	$3.80	(33.01)%	2.00%	1.63%	91%	$2,651
2008	$7.61	0.05	(0.92)	(0.87)	(0.05)	(0.91)	(0.96)	$5.78	(12.41)%	2.00%	0.65%	152%	$5,601
C Class
2012	$5.92	0.04	0.25	0.29	(0.05)	—	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659
2010	$3.77	0.05	1.58	1.63	(0.05)	—	(0.05)	$5.35	43.29%	2.00%	0.97%	62%	$7,294
2009	$5.74	0.08	(1.96)	(1.88)	(0.09)	—	(0.09)	$3.77	(33.06)%	2.00%	1.63%	91%	$5,414
2008	$7.56	0.05	(0.91)	(0.86)	(0.05)	(0.91)	(0.96)	$5.74	(12.36)%	2.00%	0.65%	152%	$11,532
R Class
2012	$5.97	0.07	0.26	0.33	(0.07)	—	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	—	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
2010	$3.80	0.07	1.60	1.67	(0.07)	—	(0.07)	$5.40	44.10%	1.50%	1.47%	62%	$4,527
2009	$5.78	0.11	(1.98)	(1.87)	(0.11)	—	(0.11)	$3.80	(32.67)%	1.50%	2.13%	91%	$2,255
2008	$7.61	0.09	(0.92)	(0.83)	(0.09)	(0.91)	(1.00)	$5.78	(11.98)%	1.50%	1.15%	152%	$1,625

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
 American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $36,722,666, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75035   1205

ANNUAL REPORT               MARCH 31, 2012

Real Estate Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23
Report of Independent Registered Public Accounting Firm	25
Management	26
Additional Information	29

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2012. Our report offers investment performance and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, as well as market factors and strategies that affected fund performance. For additional, updated information, we encourage you to visit our website, americancentury.com. Click on the “Fund Performance” and “Insights & News” headings at the top of our Individual Investors site.

Mostly Positive U.S. Returns Belie the Period’s Volatility

U.S. market performance for the 12 months ended March 31, 2012 appeared more benign than it really was. Broadly speaking, U.S. stocks and bonds returned roughly 7-9% for the period, as indicated by the S&P 500 Index and the Barclays U.S. Aggregate Bond Index. But those solid returns masked the roller-coaster ride required to achieve them.

The reporting period began, in April 2011, with stock indices and U.S. Treasury yields at some of their highest levels since 2008, prior to the Financial Crisis plunge. These elevated levels reflected increased risk-taking as the markets priced in improving global economic growth, strong corporate earnings, and higher inflation.

This “risk-on” investing attitude switched to “risk-off” during the summer of 2011, transformed by high fuel prices, federal budget management concerns in the U.S., and the worsening sovereign debt crisis in Europe. Recessionary expectations pulled Treasury yields to record lows by September, and stock indices suffered double-digit declines from their peaks.

Sentiment switched again in the fourth quarter of 2011, as concerns about the European sovereign debt crisis and the U.S. economy eased. Renewed “risk-on” investing carried into the first quarter of 2012, boosting growth stocks and high-yield bonds in particular. But the financial markets remain subject to potentially high volatility as they continue to wrestle with uncertainties regarding Europe, the Middle East, economic strength, government budget deficits, and the U.S. presidential election. We believe strongly in adhering to a disciplined, diversified, long-term investment approach during volatile periods, and we appreciate your continued trust in us during these unsettled times.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The assets under management in American Century Investments’ funds grow through investors placing new assets in the funds and through market appreciation. Asset growth has been at near record levels over the past two calendar years as market movements were upward, the funds’ relative returns were generally favorable, and the distribution strategies implemented by fund management have been successful.

The board reviews fund performance and distribution strategies on a regular basis. Several years ago, the fund’s management team discussed with the board its plans to grow fund assets in the intermediary, institutional and international distribution channels. These distribution strategies have produced strong positive growth. The growth in the intermediary channel recognizes the funds’ strong relative investment performance and the desire of many shareholders to seek financial guidance. Investors in both the institutional and international channels appear to find the funds’ risk-based investment strategies attractive. The board continues to support fund management’s strategies to increase fund assets and will continue to work to provide the benefits of these gains to fund shareholders.

We continue to receive a steady flow of very thoughtful questions from shareholders. If there are issues that you would like the board to address please email me at dhpratt@fundboardchair.com. Thank you for your continued investment in American Century Investments funds.

Best regards,

Don Pratt

3

Market Perspective

By Enrique Chang,
Chief Investment Officer,
American Century Investments

U.S. Stocks Mixed but Generally Higher

The U.S. stock market faced significant volatility during the 12 months ended March 31, 2012, but ultimately posted positive overall returns. As the reporting period began, stocks were in the midst of an eight-month rally driven by improving economic data and better-than-expected corporate profits. After peaking in late April, however, stocks reversed course as evidence of a slowdown in U.S. economic activity and a worsening sovereign debt crisis in Europe put downward pressure on the equity market. In addition, government wrangling over the federal debt ceiling and an unprecedented credit rating downgrade of U.S. debt from AAA to AA+ during the summer weighed on investor confidence.

Recession fears and fiscal uncertainty led to an accelerating market decline in the third quarter of the year as stocks suffered their largest quarterly decline since the height of the credit crisis in late 2008. However, the equity market bottomed in early October and experienced another reversal, enjoying a substantial rebound over the last six months of the period. Investors grew more optimistic as signs of improving economic activity quashed recession fears; in particular, job growth consistently exceeded expectations, driving the unemployment rate down to its lowest level in three years. Another positive factor was better news out of Europe—the European Central Bank provided long-term financing to the debt markets and support for the Continent’s troubled banking sector, while Greece reached an agreement on a sovereign debt restructuring.

Large-Cap and Growth Stocks Fared Best

For the full reporting period, the broad equity indices (as represented by the S&P 500 Index and Russell 3000 Index) rose by 7–8%. As the table below illustrates, large-cap stocks posted the best returns, while small-cap issues declined modestly. Growth stocks outperformed value shares across all market capitalizations.

From a sector perspective, the best-performing sectors included information technology and consumer discretionary, both of which benefited from improving economic conditions in the latter half of the period. Two defensive sectors of the market, health care and consumer staples, also generated double-digit gains for the reporting period. On the downside, the commodity-driven energy and materials sectors fell the most, reflecting a broad decline in commodity prices.

U.S. Stock Index Returns
For the 12 months ended March 31, 2012
Russell 1000 Index (Large-Cap)	7.86%	Russell 2000 Index (Small-Cap)	-0.18%
Russell 1000 Growth Index	11.02%	Russell 2000 Growth Index	0.68%
Russell 1000 Value Index	4.79%	Russell 2000 Value Index	-1.07%
Russell Midcap Index	3.31%
Russell Midcap Growth Index	4.43%
Russell Midcap Value Index	2.28%

4

Performance

Total Returns as of March 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	15.62%	-1.42%	10.30%	11.40%	9/21/95(1)
MSCI U.S. REIT Index	—	13.02%	-0.16%	10.41%	10.96%(2)	—
S&P 500 Index	—	8.54%	2.01%	4.12%	7.41%(2)	—
Institutional Class	REAIX	15.86%	-1.22%	10.52%	9.67%	6/16/97
A Class(3) No sales charge* With sales charge*	AREEX	15.33% 8.68%	-1.66% -2.82%	10.04% 9.39%	10.97% 10.48%	10/6/98
C Class	ARYCX	14.44%	—	—	-1.14%	9/28/07
R Class	AREWX	15.01%	—	—	-0.66%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real Estate was first offered to the public on 6/16/97.
(2)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.16%	0.96%	1.41%	2.16%	1.66%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Manager: Steven Brown

Performance Summary

Real Estate posted a total return of 15.62%* for the fiscal year ended March 31, 2012. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 13.02%, while the S&P 500 Index (a broad stock market measure) returned 8.54%.

REIT Market Overview

Real estate investment trusts (REITs) weathered some interim volatility but posted double-digit gains overall for the 12-month period, outperforming the broad equity market. REITs continued to benefit from low interest rates and the Federal Reserve’s efforts to stimulate economic growth, which led to better fundamentals in the commercial real estate market as supply remained muted while demand began to pick up. REITs also attracted demand for their relatively high dividend yields; with the Federal Reserve maintaining a near-zero interest rate policy and Treasury rates falling to historically low levels during the period, investors were drawn to higher-yielding investments such as REITs.

From a regional perspective, certain areas of the country experienced above-average economic growth during the 12 months. For example, California benefited from a resurgence in the technology sector, while strength in the energy industry boosted growth in Texas. Commercial property markets in these areas fared well during the period.

The top-performing sectors in the REIT market for the fiscal year included regional malls, self-storage, and apartments. Regional mall REITs rallied sharply thanks to improving consumer spending patterns among more affluent customers and a lack of new supply—no new malls opened across the country in 2011. Both self-storage and apartment REITs continued to benefit from the shift toward renting over home ownership. Apartment REITs enjoyed stronger demand and rising rental rates, while self-storage REITs saw occupancy levels increase as downsizing from homes to apartments led to a need for storage space.

Underperforming sectors in the REIT market included hotels, industrials, and health care. Hotel REITs were one of the only segments of the REIT market to decline for the 12-month period as they were disproportionally affected by the global economic slowdown during the first half of the period. Industrial REITs comprised another economically sensitive sector that lagged as economic activity weakened early in the period, while health care REITs faced uncertainty regarding reimbursement rates from the federal government.

Sector Allocation Added Value

The fund’s outperformance of its benchmark index during the reporting period was driven in part by favorable sector allocation. In particular, overweight positions compared with the index in regional mall, self-storage, and apartment REITs contributed positively to performance versus the index as these sectors outperformed. Furthermore, underweight positions in the lagging hotel and health care segments also boosted relative results.

*All fund returns referenced in this commentary are for Investor Class shares.

7

On the downside, exposure to real estate services and development companies detracted from performance versus the benchmark, though these segments made up just 1% of the portfolio on average during the period.

Stock Selection Also Contributed to Outperformance

Individual stock selection also contributed to the fund’s outperformance of its benchmark index. One of the best contributors was Taubman Centers, which owns a high-quality portfolio of regional mall properties throughout the United States. Taubman, which was the fund’s largest overweight position relative to the benchmark during the period, averaged sales of $600 per square foot on its properties in 2011, giving it the most productive portfolio in the mall industry. As a result, Taubman returned more than 40% for the reporting period.

Other top individual contributors included self-storage REIT Extra Space Storage and residential REIT American Campus Communities. Extra Space, based on the West Coast, benefited from strong demand in this region of the country, helping boost both occupancy and rental rates. The company also increased its dividend by 40% during the period. American Campus Communities, which owns and operates student housing facilities, was a direct beneficiary of the trend toward the outsourcing of student housing needs to private developers, particularly among state universities.

Real Estate Developers Detracted

Among individual holdings, real estate development company Forest City Enterprises had the biggest negative impact on performance versus the benchmark index. Forest City faced concerns about the company’s above-average debt levels and slow leasing progress in its property portfolio. After the end of the reporting period, the company made a management change.

Another notable detractor was office REIT SL Green, which owns office properties primarily in New York City. The company was adversely affected by the downturn in the financial services industry, which led to declining demand for office space on Wall Street.

Outlook

We remain constructive on the REIT market as we move through the remainder of 2012. Economic conditions should continue to improve thanks to stimulative policies by the Federal Reserve and other central banks around the world. In addition, occupancy rates in the commercial property sector are rising, and REITs are taking advantage of low interest rates to refinance their debt, resulting in considerable cost savings. These factors should provide a favorable backdrop for the REIT market over the balance of the year.

8

Fund Characteristics

MARCH 31, 2012
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	11.8%
Equity Residential	5.3%
ProLogis, Inc.	4.8%
Public Storage	4.2%
Vornado Realty Trust	4.2%
Host Hotels & Resorts, Inc.	3.7%
AvalonBay Communities, Inc.	3.7%
Ventas, Inc.	3.3%
Boston Properties, Inc.	3.3%
HCP, Inc.	2.9%

Sub-Industry Allocation	% of net assets
Retail REITs	25.8%
Specialized REITs	20.6%
Residential REITs	19.9%
Office REITs	15.2%
Industrial REITs	6.2%
Diversified REITs	4.2%
Hotels, Resorts and Cruise Lines	1.5%
Real Estate Operating Companies	1.0%
Diversified Real Estate Activities	1.0%
Real Estate Services	0.6%
Cash and Equivalents*	4.0%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	96.0%
Temporary Cash Investments	2.4%
Other Assets and Liabilities	1.6%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/11	Ending Account Value 3/31/12	Expenses Paid During Period(1) 10/1/11 – 3/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,282.60	$6.62	1.16%
Institutional Class	$1,000	$1,283.80	$5.48	0.96%
A Class	$1,000	$1,280.80	$8.04	1.41%
C Class	$1,000	$1,276.00	$12.29	2.16%
R Class	$1,000	$1,279.00	$9.46	1.66%
Hypothetical
Investor Class	$1,000	$1,019.20	$5.86	1.16%
Institutional Class	$1,000	$1,020.20	$4.85	0.96%
A Class	$1,000	$1,017.95	$7.11	1.41%
C Class	$1,000	$1,014.20	$10.88	2.16%
R Class	$1,000	$1,016.70	$8.37	1.66%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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Schedule of Investments

MARCH 31, 2012

	Shares	Value
Common Stocks — 96.0%
DIVERSIFIED REAL ESTATE ACTIVITIES — 1.0%
Brookfield Asset Management, Inc. Class A	344,200	$10,866,394
DIVERSIFIED REITs — 4.2%
Vornado Realty Trust	566,100	47,665,620
HOTELS, RESORTS AND CRUISE LINES — 1.5%
Starwood Hotels & Resorts Worldwide, Inc.	142,900	8,060,989
Wyndham Worldwide Corp.	204,600	9,515,946
		17,576,935
INDUSTRIAL REITs — 6.2%
DCT Industrial Trust, Inc.	1,668,500	9,844,150
First Industrial Realty Trust, Inc.(1)	554,900	6,853,015
ProLogis, Inc.	1,518,900	54,710,778
		71,407,943
OFFICE REITs — 15.2%
Boston Properties, Inc.	356,700	37,449,933
Brandywine Realty Trust	691,600	7,939,568
Digital Realty Trust, Inc.	342,000	25,297,740
Douglas Emmett, Inc.	815,300	18,596,993
Duke Realty Corp.	1,592,100	22,830,714
Highwoods Properties, Inc.	302,500	10,079,300
Kilroy Realty Corp.	490,700	22,871,527
SL Green Realty Corp.	362,800	28,135,140
		173,200,915
REAL ESTATE OPERATING COMPANIES — 1.0%
Forest City Enterprises, Inc. Class A(1)	728,200	11,403,612
REAL ESTATE SERVICES — 0.6%
CBRE Group, Inc.(1)	184,300	3,678,628
Jones Lang LaSalle, Inc.	32,600	2,715,906
		6,394,534
RESIDENTIAL REITs — 19.9%
Apartment Investment & Management Co., Class A	902,800	23,842,948
AvalonBay Communities, Inc.	296,700	41,938,545
BRE Properties, Inc.	296,400	14,983,020
Camden Property Trust	306,900	20,178,675
Education Realty Trust, Inc.	716,100	7,762,524
Equity Residential	968,600	60,653,732
Essex Property Trust, Inc.	158,400	23,999,184
Post Properties, Inc.	301,500	14,128,290
UDR, Inc.	764,300	20,414,453
		227,901,371
RETAIL REITs — 25.8%
CBL & Associates Properties, Inc.	540,500	10,226,260
DDR Corp.	1,485,500	21,688,300
Equity One, Inc.	393,500	7,956,570
Federal Realty Investment Trust	90,300	8,740,137
General Growth Properties, Inc.	1,515,100	25,741,549
Glimcher Realty Trust	913,700	9,338,014
Kimco Realty Corp.	973,500	18,749,610
Macerich Co. (The)	558,000	32,224,500
Simon Property Group, Inc.	924,300	134,652,024
Taubman Centers, Inc.	343,800	25,080,210
		294,397,174
SPECIALIZED REITs — 20.6%
CubeSmart	46,400	552,160
Extra Space Storage, Inc.	375,400	10,807,766
HCP, Inc.	840,500	33,166,130
Health Care REIT, Inc.	522,600	28,722,096
Host Hotels & Resorts, Inc.	2,556,800	41,982,656
LaSalle Hotel Properties	617,600	17,379,264
Public Storage	345,900	47,793,003
Strategic Hotels & Resorts, Inc.(1)	1,229,900	8,092,742
Sunstone Hotel Investors, Inc.(1)	988,400	9,627,016
Ventas, Inc.	660,500	37,714,550
		235,837,383
TOTAL COMMON STOCKS (Cost $725,890,968)		1,096,651,881
Temporary Cash Investments — 2.4%
Repurchase Agreement, Bank America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 6.125%, 11/15/27, valued at $9,985,339), in a joint trading account at 0.01%, dated 3/30/12, due 4/2/12 (Delivery value $9,779,879)		9,779,871
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $6,226,771), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $6,112,434)		6,112,419
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.50%, 5/15/38, valued at $7,496,271), in a joint trading account at 0.03%, dated 3/30/12, due 4/2/12 (Delivery value $7,334,921)		7,334,903

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	Shares	Value
SSgA U.S. Government Money Market Fund	4,154,473	$4,154,473
TOTAL TEMPORARY CASH INVESTMENTS (Cost $27,381,666)	27,381,666
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $753,272,634)	1,124,033,547
OTHER ASSETS AND LIABILITIES — 1.6%	18,765,116
TOTAL NET ASSETS — 100.0%	$1,142,798,663

Notes to Schedule of Investments

REIT = Real Estate Investment Trust
(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

MARCH 31, 2012
Assets
Investment securities, at value (cost of $753,272,634)	$1,124,033,547
Receivable for investments sold	12,965,425
Receivable for capital shares sold	23,683,253
Dividends and interest receivable	2,259,018
1,162,941,243

Liabilities
Payable for investments purchased	18,183,290
Payable for capital shares redeemed	923,277
Accrued management fees	1,004,635
Distribution and service fees payable	31,378
20,142,580

Net Assets	$1,142,798,663

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,305,453,275
Accumulated net realized loss	(533,415,525)
Net unrealized appreciation	370,760,913
$1,142,798,663

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$696,245,283	31,158,409	$22.35
Institutional Class, $0.01 Par Value	$290,557,157	12,972,209	$22.40
A Class, $0.01 Par Value	$151,198,345	6,764,343	$22.35*
C Class, $0.01 Par Value	$2,573,815	116,384	$22.11
R Class, $0.01 Par Value	$2,224,063	99,857	$22.27
*Maximum offering price $23.71 (net asset value divided by 0.9425).

See Notes to Financial Statements.

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Statement of Operations

YEAR ENDED MARCH 31, 2012
Investment Income (Loss)
Income:
Dividends	$20,357,649
Interest	6,416
20,364,065

Expenses:
Management fees	11,249,558
Distribution and service fees:
A Class	336,281
B Class	467
C Class	18,680
R Class	8,818
Directors’ fees and expenses	43,760
Other expenses	1,319
11,658,883

Net investment income (loss)	8,705,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	66,741,271
Change in net unrealized appreciation (depreciation) on investments	66,043,274

Net realized and unrealized gain (loss)	132,784,545

Net Increase (Decrease) in Net Assets Resulting from Operations	$141,489,727

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2012 AND MARCH 31, 2011
Increase (Decrease) in Net Assets	March 31, 2012	March 31, 2011
Operations
Net investment income (loss)	$8,705,182	$7,560,401
Net realized gain (loss)	66,741,271	200,334,854
Change in net unrealized appreciation (depreciation)	66,043,274	10,715,797
Net increase (decrease) in net assets resulting from operations	141,489,727	218,611,052

Distributions to Shareholders
From net investment income:
Investor Class	(7,773,868)	(5,541,757)
Institutional Class	(3,905,445)	(2,952,541)
A Class	(1,436,579)	(1,046,525)
B Class	—	(229)
C Class	(15,776)	(3,154)
R Class	(18,401)	(3,917)
Decrease in net assets from distributions	(13,150,069)	(9,548,123)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(33,113,657)	(96,616,583)

Net increase (decrease) in net assets	95,226,001	112,446,346

Net Assets
Beginning of period	1,047,572,662	935,126,316
End of period	$1,142,798,663	$1,047,572,662

Accumulated net investment loss	—	$(1,919)

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2012

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in equity securities issued by real estate investment trusts and companies engaged in the real estate industry.

The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B class shares were converted to A Class shares and the fund discontinued issuance of the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in

17

accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended March 31, 2012 was 1.16% for the Investor Class, A Class, C Class and R Class and 0.96% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) own, in aggregate, 13% of the shares of the fund. ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund was eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund had a securities lending agreement with JPMorgan Chase Bank (JPMCB) and a mutual funds services agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMCB was a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). Prior to August 31, 2011, JPM was an equity investor in ACC. The services provided to the fund by JPMIM, JPMIS and JPMCB terminated on July 31, 2011.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2012 were $1,720,094,213 and $1,790,855,445, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended March 31, 2012		Year ended March 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	10,880,030	$221,561,441	9,936,153	$171,304,273
Issued in reinvestment of distributions	376,842	7,595,460	293,260	5,155,307
Redeemed	(11,017,255)	(217,677,225)	(15,118,463)	(258,085,198)
	239,617	11,479,676	(4,889,050)	(81,625,618)
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	3,184,340	64,220,181	5,250,292	90,751,885
Issued in reinvestment of distributions	191,040	3,846,085	165,593	2,916,541
Redeemed	(5,577,862)	(107,633,958)	(4,792,589)	(84,080,224)
	(2,202,482)	(39,567,692)	623,296	9,588,202
A Class/Shares Authorized	40,000,000		40,000,000
Sold	2,997,190	61,932,215	2,827,581	49,364,023
Issued in reinvestment of distributions	69,670	1,411,296	58,754	1,035,857
Redeemed	(3,508,480)	(69,618,846)	(4,408,803)	(76,067,947)
	(441,620)	(6,275,335)	(1,522,468)	(25,668,067)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	—	—	290	4,972
Issued in reinvestment of distributions	—	—	13	229
Redeemed	(4,495)	(85,823)	(1,598)	(28,164)
	(4,495)	(85,823)	(1,295)	(22,963)
C Class/Shares Authorized	5,000,000		5,000,000
Sold	59,962	1,222,030	30,885	544,430
Issued in reinvestment of distributions	657	13,257	165	2,914
Redeemed	(26,132)	(503,556)	(11,531)	(196,244)
	34,487	731,731	19,519	351,100
R Class/Shares Authorized	5,000,000		5,000,000
Sold	62,654	1,256,865	46,748	851,148
Issued in reinvestment of distributions	901	18,313	218	3,871
Redeemed	(33,454)	(671,392)	(5,337)	(94,256)
	30,101	603,786	41,629	760,763
Net increase (decrease)	(2,344,392)	$(33,113,657)	(5,728,369)	$(96,616,583)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$1,096,651,881	—	—
Temporary Cash Investments	4,154,473	$23,227,193	—
Total Value of Investment Securities	$1,100,806,354	$23,227,193	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$13,150,069	$9,548,123
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$825,109,072
Gross tax appreciation of investments	$299,139,450
Gross tax depreciation of investments	(214,975)
Net tax appreciation (depreciation) of investments	$298,924,475
Undistributed ordinary income	—
Accumulated capital losses	$(461,579,087)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018. The Regulated Investment Company Modernization Act of 2010 allows the fund to carry forward capital losses incurred in future taxable years for an unlimited period. Any losses incurred during future taxable years will be required to be utilized prior to the losses which carry an expiration date. As a result, capital loss carryforwards may be more likely to expire unused.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$19.58	0.17	2.87	3.04	(0.27)	—	(0.27)	$22.35	15.62%	1.16%	0.83%	168%	$696,245
2011	$15.79	0.13	3.83	3.96	(0.17)	—	(0.17)	$19.58	25.19%	1.16%	0.76%	238%	$605,529
2010	$7.80	0.28	8.01	8.29	(0.30)	—	(0.30)	$15.79	107.30%	1.16%	2.24%	236%	$565,463
2009	$21.67	0.46	(13.91)	(13.45)	(0.42)	—	(0.42)	$7.80	(62.80)%	1.15%	2.87%	109%	$361,510
2008	$31.37	0.43	(5.53)	(5.10)	(0.51)	(4.09)	(4.60)	$21.67	(16.60)%	1.14%	1.60%	153%	$864,011
Institutional Class
2012	$19.62	0.21	2.87	3.08	(0.30)	—	(0.30)	$22.40	15.86%	0.96%	1.03%	168%	$290,557
2011	$15.81	0.17	3.84	4.01	(0.20)	—	(0.20)	$19.62	25.48%	0.96%	0.96%	238%	$297,740
2010	$7.81	0.30	8.03	8.33	(0.33)	—	(0.33)	$15.81	107.71%	0.96%	2.44%	236%	$230,109
2009	$21.71	0.50	(13.94)	(13.44)	(0.46)	—	(0.46)	$7.81	(62.73)%	0.95%	3.07%	109%	$104,565
2008	$31.41	0.48	(5.54)	(5.06)	(0.55)	(4.09)	(4.64)	$21.71	(16.44)%	0.94%	1.80%	153%	$200,982
A Class(3)
2012	$19.60	0.11	2.87	2.98	(0.23)	—	(0.23)	$22.35	15.33%	1.41%	0.58%	168%	$151,198
2011	$15.81	0.09	3.83	3.92	(0.13)	—	(0.13)	$19.60	24.92%	1.41%	0.51%	238%	$141,257
2010	$7.81	0.24	8.02	8.26	(0.26)	—	(0.26)	$15.81	106.76%	1.41%	1.99%	236%	$138,037
2009	$21.69	0.42	(13.94)	(13.52)	(0.36)	—	(0.36)	$7.81	(62.88)%	1.40%	2.62%	109%	$84,568
2008	$31.41	0.36	(5.53)	(5.17)	(0.46)	(4.09)	(4.55)	$21.69	(16.84)%	1.39%	1.35%	153%	$253,419

23

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$19.48	(0.02)	2.82	2.80	(0.17)	—	(0.17)	$22.11	14.44%	2.16%	(0.17)%	168%	$2,574
2011	$15.75	(0.04)	3.82	3.78	(0.05)	—	(0.05)	$19.48	24.00%	2.16%	(0.24)%	238%	$1,595
2010	$7.78	0.14	7.99	8.13	(0.16)	—	(0.16)	$15.75	105.21%	2.16%	1.24%	236%	$983
2009	$21.62	0.35	(13.90)	(13.55)	(0.29)	—	(0.29)	$7.78	(63.12)%	2.15%	1.87%	109%	$334
2008(4)	$29.12	0.13	(3.41)	(3.28)	(0.13)	(4.09)	(4.22)	$21.62	(11.57)%	2.14%(5)	1.15%(5)	153%(6)	$62
R Class
2012	$19.55	0.08	2.84	2.92	(0.20)	—	(0.20)	$22.27	15.01%	1.66%	0.33%	168%	$2,224
2011	$15.78	0.06	3.81	3.87	(0.10)	—	(0.10)	$19.55	24.60%	1.66%	0.26%	238%	$1,364
2010	$7.79	0.21	8.01	8.22	(0.23)	—	(0.23)	$15.78	106.38%	1.66%	1.74%	236%	$444
2009	$21.65	0.44	(13.96)	(13.52)	(0.34)	—	(0.34)	$7.79	(62.98)%	1.65%	2.37%	109%	$127
2008(4)	$29.12	0.19	(3.41)	(3.22)	(0.16)	(4.09)	(4.25)	$21.65	(11.37)%	1.64%(5)	1.65%(5)	153%(6)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.
(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(4)	September 28, 2007 (commencement of sale) through March 31, 2008.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Capital Portfolios, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund, one of the funds constituting American Century Capital Portfolios, Inc. (the “Corporation”) as of March 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc., as of March 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 16, 2012

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President and Chief Operating Officer of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas(human services organization) (2006 to present)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc. (2006 to 2010)
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended March 31, 2012.

For corporate taxpayers, the fund hereby designates $219,639, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended March 31, 2012 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Capital Portfolios, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-75033   1205

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, James A. Olson and Andrea C. Hall are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $179,813
FY 2012:                    $176,272

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $61,807
FY 2012:                    $44,957

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 30, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 30, 2012